UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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SCANA Corporation
(Name of Registrant as Specified In Its Charter)

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Your VOTE is Important

SCANA Corporation 2010 Proxy Materials

Chairman's Letter, Notice of Annual Meeting, Proxy Statement for Annual Meeting, Annual Financial Statements, Management's Discussion and Analysis and Related Annual Report Information

March 26, 2010

Dear Shareholders:

        You are cordially invited to attend the 2010 Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Daylight Time, on Thursday, May 6, 2010. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209. Directions are on the back of the ticket and on page 67 of this Proxy Statement. An admission ticket is required and is enclosed as part of your proxy card if you were a shareholder of record on the record date, March 17, 2010. If you hold your shares through a broker, you must provide proof of ownership on the record date in order to attend the meeting.

        Enclosed is SCANA's proxy statement and form of proxy for the 2010 Annual Meeting. The approximate date of mailing for this Proxy Statement and form of proxy is March 26, 2010. We are including SCANA's annual consolidated financial statements, management's discussion and analysis of financial condition and results of operations and related annual report information as an appendix to the proxy statement.

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  A Notice of 2010 Annual Meeting identifying the three proposals that will be presented at the Annual Meeting is enclosed.

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  At the meeting, we will give a brief report on SCANA's 2009 business results.

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  If you vote by mail and plan to attend the meeting, please indicate your intention to do so on your proxy card. If you vote by telephone or through the Internet, please follow the instructions to indicate that you plan to attend the 2010 Annual Meeting.

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  If you will need special assistance at the meeting, please contact the Office of the Corporate Secretary, at SCANA Corporation's principal executive office, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568 no later than Thursday, April 29, 2010.

  •
  Refreshments will be served beginning at 8:00 a.m.

        Your vote is important. We encourage you to read this proxy statement and vote your shares as soon as possible. Please vote today either electronically by telephone or through the Internet, or by signing, dating and mailing your proxy card or broker's voting instruction form in the envelope enclosed. Telephone and Internet voting permits you to vote at your convenience, 24 hours a day, seven days a week. Detailed voting instructions are included on the back of your proxy card or broker's voting instruction form.

Sincerely,

William B. Timmerman
Chairman of the Board,
President and Chief Executive Officer

NOTICE OF 2010 ANNUAL MEETING

Meeting Date:	Thursday, May 6, 2010
Meeting Time:	9:00 a.m., Eastern Daylight Time
Meeting Place:	Leaside 100 East Exchange Place Columbia, South Carolina 29209
Meeting Record Date:	March 17, 2010
Meeting Agenda:	1)	Election of three Class II Directors
	2)	Approval of Amended and Restated Long-Term Equity Compensation Plan
	3)	Approval of Appointment of Independent Registered Public Accounting Firm

Shareholder List

        Upon written request by a shareholder, a list of shareholders entitled to vote at the meeting will be available for inspection at SCANA's Corporate Headquarters, 100 SCANA Parkway, Cayce, South Carolina 29033, during business hours from March 26, 2010 through the date of the meeting.

Admission to the Meeting

        An admission ticket or proof of share ownership as of the record date is required. If you plan to use the admission ticket, please remember to detach it from your proxy card before mailing your proxy card. If you hold your shares through a broker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a brokerage statement showing your share ownership as of March 17, 2010.

By Order of the Board of Directors,

Gina Champion
Corporate Secretary

SCANA Corporation
100 SCANA Parkway
Cayce, South Carolina 29033

PROXY STATEMENT

INFORMATION ABOUT THE SOLICITATION OF PROXIES

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of SCANA Corporation ("SCANA," the "Company," "we" or "us"), a South Carolina corporation, of proxies to be voted at our 2010 Annual Meeting of Shareholders, which will be held at 9:00 a.m., Eastern Daylight Time on Thursday, May 6, 2010, and at any adjournment or postponement of the meeting. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209. These proxy materials are first being mailed to shareholders of record on or about March 26, 2010.

VOTING PROCEDURES

Your Vote is Important

        Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible.

Who May Vote

        You will only be entitled to vote at the Annual Meeting if our records show that you were a shareholder of record on March 17, 2010, the record date, or, if you hold your shares in street name, you present proof of ownership and appropriate voting documents from the record shareholder.

Shares Held Directly

        If you hold your shares directly, you may vote by proxy or in person at the meeting. To vote by proxy, you may select one of the following options: telephone, Internet or mail.

  Vote by Telephone:

        You may vote your shares by touch-tone telephone using the toll-free number shown on the back of your proxy card. You must have a touch-tone telephone to use this option. Telephone voting is available 24 hours a day, seven days a week. Clear and simple voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, please DO NOT return your proxy card.

  Vote through the Internet:

        You may vote through the Internet. The website for Internet voting is shown on the back of your proxy card. Internet voting is available 24 hours a day, seven days a week. When you vote through the Internet, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote through the Internet, please DO NOT return your proxy card.

  Vote by Mail:

        If you choose to vote by mail, please mark the enclosed proxy card, date and sign it, detach your meeting admission ticket and return your proxy card to SCANA in the enclosed postage-paid envelope. If you indicate your voting choices on your proxy card, your shares will be voted according to your instructions. If your proxy card is signed and returned without specifying choices, the shares will be voted FOR all proposals.

Shares Held in Street Name

        If you hold shares in street name, you may direct your vote by submitting your voting instructions to your broker or nominee. Please refer to the voting instructions provided by your broker or nominee. Because of recent changes in rules that relate to broker voting, your broker is no longer permitted to vote your shares on election of directors unless you provide voting instructions. Additionally, your broker is not permitted to vote your shares on approval of the Amended and Restated Long-Term Equity Compensation Plan unless you provide voting instructions. Therefore, to be sure your shares are voted, please instruct your broker or other nominee as to how you wish them to vote.

Changing or Revoking Your Proxy Instructions

        You may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting. If you hold your shares directly in your name, you may accomplish this by granting a new proxy (by telephone, Internet or mail) bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in street name, you may change or revoke your proxy instructions by properly submitting new voting instructions to your broker or nominee.

Voting By Savings Plan Participants

        If you own shares of SCANA common stock as a participant in the SCANA Stock Purchase Savings Plan, you will receive a proxy card that covers only your plan shares. Proxies executed by plan participants will serve as voting instructions to the plan's trustee.

Voting at the Annual Meeting

        The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you wish to vote at the meeting and your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor from the holder of record prior to the meeting. Directions to the location of the Annual Meeting are on the back of the proxy card included with this mailing and on page 67.

Quorum, Vote Required and Method of Counting Votes

        At the close of business on the record date, March 17, 2010, there were 124,036,678 shares of SCANA common stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each proposal.

        The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions, "withheld" votes and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and either (i) does not have discretionary voting power for that particular proposal, or (ii) chooses not to vote the shares. If you return a broker voting instruction card but do not indicate how you want your broker to vote on election of directors and approval of the Amended and Restated Long-Term Equity Compensation Plan, a broker non-vote will occur as to those matters.

        If you hold your shares in street name, the broker or nominee is permitted to vote your shares on the approval of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, even if the broker or nominee does not receive voting instructions from you. However, a broker is not permitted to vote your shares on the election of directors or approval of the Amended and Restated Long-Term Equity Compensation Plan unless you provide voting instructions. Therefore, it is very important that you provide your broker with voting instructions if your shares are held in street name.

  Proposal 1 — Election of Directors

        The affirmative vote of a plurality of the votes cast is required for the election of directors. "Plurality" means that if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for directors would be elected as directors. Because there are the same number of nominees as positions to be filled, we expect all nominees to be elected. Votes indicated as "withheld" and broker "non-votes" will not be cast for nominees and will have no effect on the outcome of the election. If you hold your shares in street name and fail to instruct your broker how to vote, a broker non-vote on election of directors will occur with respect to your shares.

        The Board knows of no reason why any of the nominees for director named herein would at the time of election be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, your proxy will be voted for such other person or persons as the Board may recommend.

  Proposal 2 — Approval of Amended and Restated Long-Term Equity Compensation Plan

        The Amended and Restated Long-Term Equity Compensation Plan will be approved if a majority of the shares cast on the issue vote in favor of approval. Abstentions and broker "non-votes" will have no effect on the results. If you hold your shares in street name and fail to instruct your broker how to vote on the Plan, a broker non-vote will occur with respect to your shares.

  Proposal 3 — Approval of Appointment of Independent Registered Public Accounting Firm

        The appointment of Deloitte & Touche LLP will be approved if more shares vote for approval than vote against. Accordingly, abstentions and broker "non-votes" will have no effect on the results.

Other Business

        The Board knows of no other matters to be presented for shareholder action at the meeting. If other matters are properly brought before the meeting, the proxy agents named on the accompanying proxy card intend to vote the shares represented by proxies in accordance with their best judgment.

PROPOSAL 1 — ELECTION OF DIRECTORS

                 The Board has set the number of directors at 11. The Board is divided into three classes with the members of each class usually serving a three-year term. The terms of the Class II directors will expire at the 2010 Annual Meeting. The Board has decided to nominate the existing Class II directors, Messrs. Martin, Micali and Stowe for reelection at the Annual Meeting to serve until the Annual Meeting in 2013, or until their successors are elected and have qualified to serve.

        If you are the record owner of your shares, the proxy agents identified on your proxy card intend to vote the shares represented by your proxy FOR the election of the nominees named above unless you withhold authority to vote for any or all of such nominees. If you hold your shares in street name, your broker will vote your shares on election of directors only if you provide voting instructions.

  The Board of Directors recommends a vote FOR all of its director nominees.

Information about Directors and Nominees

        The information set forth on the following pages about the nominees and continuing directors has been furnished to us by such persons. Each of the directors, with the exception of Mr. Martin, is also a director of our subsidiary, South Carolina Electric & Gas Company. There are no family relationships among any of our directors, director nominees or executive officers.

NOMINEES FOR DIRECTORS

Class II Directors — Terms to Expire at the Annual Meeting in 2010*

Joshua W. Martin, III (Age 65) Director since 2009

Mr. Martin has been a partner at the law firm of Potter Anderson & Corroon LLP, located in Wilmington, Delaware, since March 2005, and he also serves as Chair of the firm's Diversity and Inclusion Committee. From May 1996 to March 2005, Mr. Martin was President of Verizon Delaware, Inc., and President and Chief Executive Officer of its predecessor company, Bell Atlantic Delaware, Inc. Mr. Martin currently serves as a director of Southwest Power Pool, Inc. From June 2000 to June 2009, Mr. Martin served as a director, and for a time Vice Chairman, of Nuclear Electric Insurance Ltd., and from December 1990 to February 2007, as a director of PNC Bank Delaware.
James M. Micali (Age 62) Director since 2007

Mr. Micali was Chairman and President of Michelin North America, Inc., located in Greenville, South Carolina, from 1996 to August 2008, and he continued to consult for Michelin until October 2009. Since 2008, Mr. Micali has been of counsel to the law firm Ogletree Deakins LLC in Greenville, South Carolina, and a Senior Advisor to, and Partner of, Azalea Fund III of Azalea Capital LLC (a private equity firm), also in Greenville, South Carolina. Mr. Micali has served as a director of Sonoco Products Company in Hartsville, South Carolina since 2003. Mr. Micali served on the board of Lafarge North America from 2004 to 2006, and as the Chairman of the South Carolina Chamber of Commerce in 2008. Mr. Micali also serves on the board of Ritchie Bros. Auctioneers in Vancouver, Canada, and on the board of American Tire Distributors in Charlotte, North Carolina.
Harold C. Stowe (Age 63) Director since 1999

Mr. Stowe has served as Managing Member of Stowe-Monier Management, LLC, a private investment company, since July 2007. He retired as interim Dean of the Wall College of Business at Coastal Carolina University in Conway, South Carolina in July 2007, a position he had held since June 2006. From February 2005 to May 2006, Mr. Stowe was retired. Prior to his retirement, Mr. Stowe had served as President of Canal Holdings, LLC, a forest products company, located in Conway, South Carolina, and its predecessor company, since March 1997. Mr. Stowe also serves on the board of Ruddick Corporation in Charlotte, North Carolina.
*
Mr. G. Smedes York, who is also a Class II director, will reach the mandatory retirement age pursuant to our bylaws at the Annual Meeting in 2010. Mr. York is Chairman of York Properties, Inc., and Chairman of the boards of Prudential York Simpson Underwood and of McDonald-York, Inc. The Board of Directors has decided not to replace Mr. York at this time, and has, accordingly, reduced the size of the Board to 11 directors.

CONTINUING DIRECTORS

Class III Directors — Terms to Expire at the Annual Meeting in 2011

Bill L. Amick (Age 66) Director since 1990

Mr. Amick has been the Chairman of The Amick Company, a residential and resort property real estate development company, since his retirement in October 2006 from Amick Farms, Inc., Amick Processing, Inc. and Amick Broilers, Inc., a vertically integrated broiler operation. Prior to his retirement, he served as Chairman of the boards of the Amick entities, all of which are located in Batesburg, South Carolina. He held those positions for more than five years. Mr. Amick also serves on the board of Blue Cross and Blue Shield of South Carolina.
Sharon A. Decker (Age 53) Director since 2005

Mrs. Decker is the founder and has been the principal of The Tapestry Group, a faith-based, non-profit organization, located in Rutherfordton, North Carolina, since September 2004. Mrs. Decker previously served as President of Tanner Holdings, LLC and Doncaster, apparel manufacturers, from August 1999 until September 2004. Mrs. Decker is a director of Coca-Cola Bottling Company Consolidated, Inc. and Family Dollar Stores, Inc., both in Charlotte, North Carolina.
D. Maybank Hagood (Age 48) Director since 1999

Mr. Hagood has been Chief Executive Officer and President of Southern Diversified Distributors, Inc., a provider of logistic and distribution services, located in Charleston, South Carolina, since November 2003. Mr. Hagood also has been Chief Executive Officer of William M. Bird and Company, Inc., a subsidiary of Southern Diversified Distributors, Inc., a wholesale distributor of floor covering materials, in Charleston, South Carolina, since 1993. He served as President of William M. Bird and Company, Inc. until June 2009.
William B. Timmerman (Age 63) Director since 1991
Mr. Timmerman has been Chairman of the Board and Chief Executive Officer of SCANA since March 1997. He has been President of SCANA since December 1995.

CONTINUING DIRECTORS

 Class I Directors — Terms to Expire at the Annual Meeting in 2012

James A. Bennett (Age 49) Director since 1997

Mr. Bennett has been Executive Vice President and Director of Public Affairs of First Citizens Bank, located in Columbia, South Carolina, since August 2002. From May 2000 to July 2002, he was President and Chief Executive Officer of South Carolina Community Bank, in Columbia, South Carolina. Mr. Bennett serves on the board of Palmetto Health Alliance.
Lynne M. Miller (Age 58) Director since 1997

Ms. Miller co-founded Environmental Strategies Corporation, an environmental consulting firm in Reston, Virginia, in 1986, and served as President from 1986 until 1995, and as Chief Executive Officer from 1995 until September 2003 when the firm was acquired by Quanta Capital Holdings, Inc., a specialty insurer, and its name was changed to Environmental Strategies Consulting LLC. She was Chief Executive Officer of Environmental Strategies Consulting LLC, a division of Quanta Technical Services LLC, from September 2003 through March 2004. From April 2004 through July 2005, she was President of Quanta Technical Services LLC. From August 2005 until her retirement in August 2006, she was a Senior Business Consultant at Quanta Capital Holdings. Since her retirement, Ms. Miller has been an environmental consultant. Ms. Miller served as a director of Adams National Bank, a subsidiary of Abigail Adams National Bancorp, Inc., in Washington, D.C. from May 1998 until October 2008.
James W. Roquemore (Age 55) Director since 2007

Mr. Roquemore is Chief Executive Officer and Chairman of Patten Seed Company, headquartered in Lakeland, Georgia, and General Manager of Super-Sod/Carolina, a company that produces and markets turf grass, sod and seed. He has held these positions for more than five years. Mr. Roquemore is a director of South Carolina Bank and Trust, N.A. and SCBT Financial Corporation. He serves on the Southeast Region and National boards of the Boy Scouts of America. He is the past President and a current board member of the Palmetto Agribusiness Council.
Maceo K. Sloan (Age 60) Director since 1997

Mr. Sloan is Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc., a financial holding company, and Chairman, Chief Executive Officer and Chief Investment Officer of both NCM Capital Management Group, Inc., and NCM Capital Advisers, Inc., investment management companies, in Durham, North Carolina. He has held these positions for more than five years. Mr. Sloan is Chairman of, and since 1991 has served as a Trustee of, the College Retirement Equities Fund (CREF) Board of Trustees. Mr. Sloan served as Chairman of the Board of M&F Bancorp, Inc. and as a director of its subsidiary, Mechanics and Farmers Bank, in Durham, North Carolina, from June 2005 until December 2008.

        We believe the combined business and professional experience of our directors, and their various areas of expertise, make them a useful resource to management and qualify them for service on our Board. Many of our directors, including Mr. Amick, Mr. Bennett, Mr. Hagood, Ms. Miller, Mr. Sloan, Mr. Stowe, and Mr. Timmerman, have served on our Board for over ten years. During their tenures, they have gained considerable institutional knowledge about our Company, its operations, and its various regulators, which has made them effective directors. Because our Company's operations and business structure are extremely complex and highly regulated, continuity of service and this development of institutional knowledge help make our Board more efficient and effective at developing our long-range plans than it would be if there were frequent turnover in Board membership. When directors reach mandatory retirement age or otherwise leave our Board, we seek replacements who we believe will make significant contributions to our Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills, knowledge of our industry, and diversity.

        Mr. Amick has served on our Board for 19 years and is our longest tenured independent director. As our most experienced independent director, Mr. Amick's historical perspective of our Company's progress and past challenges is important when the Board is evaluating current issues and risks facing our Company. He is also an active member of communities we serve, both as a citizen and a business owner, which makes him a very effective advisor on issues facing our residential and business customers.

        Mr. Bennett, who has served on our Board since 1997, has been a banker for over 24 years. In 1989, he became the youngest bank president in South Carolina when he was named President of Victory Savings Bank (the predecessor of South Carolina Community Bank), a position he held before joining First Citizens Bank. Mr. Bennett has been actively involved with the Columbia Urban League for more than 25 years, and served as League Chairman in 2000. Mr. Bennett serves on the boards of the Palmetto Health Alliance and the Knight Foundation. His business experience, coupled with his more than 10 year tenure serving on our Board, makes him an effective advisor. His high visibility in communities we serve makes him an effective liaison between our Company and members of those communities.

        Mrs. Decker's experience serving as President of a national apparel brand and its manufacturing company, along with her experience serving on the boards of two other public companies, prepared her well to offer our Board and management insights on various aspects of corporate operations and governance and financial matters. Prior to joining our Board, Mrs. Decker served as an executive officer of another public utility. Her role there focused on residential service matters, and implementation of demand side management programs, both extremely important to our Company's future success. All of her experiences provide her with relevant executive-level experience on issues that are important to our Company.

        Mr. Hagood has served on our Board for over ten years. He is a partial owner of a significant regional business, and resides in our Charleston, South Carolina service territory. He brings significant community presence and business development experience to our Board. Mr. Hagood is particularly experienced in economic, environmental, and business development issues facing those in the manufacturing industry generally, and specifically the issues faced by manufacturers in our state.

        Mr. Martin is the most recent director to join our Board, but in many ways one of the most experienced. He was recommended to the Nominating Committee by our Chairman and Chief Executive Officer and was selected as a nominee because of his legal and business expertise in the areas of telecommunications, public utilities and governmental relations. Mr. Martin's law practice is concentrated on mediation and arbitration and business counseling in the foregoing areas. Mr. Martin also serves as Chair of his law firm's Diversity and Inclusion Committee. Prior to joining the law firm, Mr. Martin gained operational and regulatory experience serving for 15 years in various capacities, including President of Verizon Delaware and President and Chief Executive Officer of its predecessor, Bell Atlantic Delaware. Prior to that Mr. Martin served as Chairman of the Delaware Public Service Commission. Mr. Martin is also a physicist by training. Because we operate in a highly regulated industry, Mr. Martin's regulatory and business experience provides him with operational knowledge and instincts that are useful to us and adds another dimension to our Board's collective expertise and talents. His service for nine years on the board of a $5 billion nuclear insurance company gives him clear insight into nuclear operations, a core business of our Company. Mr. Martin's focus on diversity fits well with the ongoing commitment to diversity within our Company, and is an asset to our continuing efforts in this area.

        Mr. Micali's combination of experience as Chairman and Chief Executive Officer of a major North American manufacturing company with significant operations in South Carolina, as an attorney, and with service on the board of another public company, enable him to offer our Board and management insights on various aspects of corporate operations and governance and financial matters. His past service as Chairman of the South Carolina Chamber of Commerce has provided him with a valuable understanding of business issues facing South Carolina, as well as a large network of business and state and national government contacts, many of whom are, or may be, important resources for our Company.

        Ms. Miller, who has served on our Board since 1997, has over 20 years of environmental consulting experience. She founded a successful environmental consulting firm in Reston, Virginia, which she grew to over 180 professional staff. She sold this business in 2003, but continued to serve in various capacities with the firm and its affiliates until her retirement in 2006. Ms. Miller continues to provide services as an environmental consultant, and her experience makes her an astute advisor on the environmental issues facing our Company. Ms. Miller has also served on the board of a financial institution which provided her with experience in financial and regulatory matters.

        Mr. Roquemore is a past president and current board member of the Palmetto Agribusiness Council. He also served as a Co-Chairman of New Carolina which is South Carolina's Council on Competiveness. Mr. Roquemore is a highly successful agricultural business owner who resides in our service territory. His business experience and economic development activities in our state make him an effective advisor on issues unique to us and the customers we serve. His service on the boards of a financial institution and its holding company also give him experience in financial and regulatory matters.

        Mr. Sloan, who has served on our Board since 1997, is an attorney and a chartered financial analyst. His experience owning and operating investment management companies and a financial holding company have provided him with an investment background and understanding of global financial matters, all of which make him an important resource to us and to our Audit Committee. Additionally, his service with these companies has provided him with experience in a highly regulated industry, providing him with valuable instincts and insights. His experience serving on the board of a major retirement fund makes him a valuable resource to our Board as well.

        Mr. Stowe has significant business experience and has served on our Board for ten years. Mr. Stowe previously served as President of Canal Industries (a forest products company) and also previously held executive and financial positions at Springs Industries. He has over 30 years of executive-level financial and business experience. Mr. Stowe's extensive executive and financial experience has caused the Board to designate him as an audit committee financial expert and to appoint him as Chair of the Audit Committee.

        Mr. Timmerman has served on our Board since 1991, and he has been employed by the Company in various capacities, including Chief Financial Officer and Chief Operating Officer, for over 31 years. Mr. Timmerman brings significant, hands-on experience to our Board having served our Company in senior operational and financial positions for over three decades. His vast operational and regulatory experience, as well as his leadership of our Company, have been, and are, invaluable to our Board.

        As mentioned above, six of our directors, Mrs. Decker, Ms. Miller, Mr. Sloan, Mr. Roquemore, Mr. Amick, and Mr. Hagood, are, or were prior to retirement, business owners with financial and operational experience on all levels of their businesses. Each of these directors brings a unique perspective to our Board. Mr. Amick and Mr. Roquemore's companies are involved in agri-business, and they have extensive contacts in this arena throughout our service areas. Agriculture is the second largest component of the economy in our South Carolina service area, making their knowledge of this sector and their contacts important to us.

        Three of our directors, Ms. Miller, Mr. Roquemore, and Mr. Sloan, are, or have recently been, directors of banks and/or bank holding companies. This service has provided them with meaningful experience in another highly regulated industry, which provides them with valuable instincts and insights that can be translated to our industry.

BOARD MEETINGS — COMMITTEES OF THE BOARD

        The Board held seven meetings in 2009, consisting of four board meetings, two strategy sessions and one Code of Conduct and Ethics training session. Each director attended 100% of all meetings of the Board and committees of which he or she was a member during 2009 (with the exception of Mr. York who attended 93%). Our directors are expected to attend our Annual Meeting of Shareholders, and all of our directors attended the 2009 Annual Meeting of Shareholders.

        The tables below identify the members and briefly summarize the responsibilities of the Board's committees, which include the Executive Committee, the Human Resources Committee, the Nominating Committee, the Governance Committee, the Audit Committee and the Nuclear Oversight Committee. The charters of the Human Resources Committee, the Nominating Committee, the Governance Committee and the Audit Committee can be found on SCANA's website at www.scana.com under the caption, "Company Profile — Corporate Governance," and copies are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

NAME OF COMMITTEE AND MEMBERS	PRINCIPAL FUNCTIONS OF THE COMMITTEE		2009 MEETINGS

HUMAN RESOURCES	•	reviews and makes recommendations to the Board with respect to	4
COMMITTEE		compensation plans
	•	recommends to the Board persons to serve as our senior officers
G. S. York, Chairman		and as senior officers of our subsidiaries
J. A. Bennett	•	recommends to the Board salary and compensation levels, including
S. A. Decker		fringe benefits, for our officers and officers of our subsidiaries
D. M. Hagood	•	approves goals and objectives with respect to the compensation of
J. M. Micali		the Chief Executive Officer, evaluates the Chief Executive Officer's
L. M. Miller		performance and sets his compensation based on this evaluation
J. W. Roquemore	•	reviews succession and continuity planning with the Chief Executive Officer
M. K. Sloan	•	reviews the investment policies of our Retirement Plan
H. C. Stowe	•	reviews long-term strategic plans and performance in regard to management of human resources, including safety, health, labor/
employee relations and equality of treatment
	•	reviews our operating performance relative to our bonus and
incentive programs
	•	reviews management's Compensation Discussion and Analysis relating to executive compensation prior to its inclusion in our proxy statement
	•	approves the inclusion of a Compensation Committee Report in our proxy statement
	•	executes the duties, responsibilities and authority set forth in the
Human Resources Committee Charter
	•	evaluates annually its own performance and the adequacy of its charter

GOVERNANCE	•	reviews annually, and revises as necessary, our Governance	2
COMMITTEE		Principles
	•	recommends assignments of directors to serve on Board committees
B. L. Amick, Chairman	•	initiates and oversees an annual evaluation of the Board's
J. M. Micali		effectiveness and assists and provides guidance to the Board in
J. W. Roquemore		performing the Board's annual self evaluation
H. C. Stowe	•	evaluates periodically the size, composition and organizational and operational structure of the Board and recommends to the
Board any changes
	•	executes the duties, responsibilities and authority set forth in the
Governance Committee Charter
	•	evaluates annually its own performance and the adequacy of its charter

NAME OF COMMITTEE AND MEMBERS	PRINCIPAL FUNCTIONS OF THE COMMITTEE		2009 MEETINGS

NOMINATING	•	recommends the slate of director nominees to be presented	2
COMMITTEE		for election at each Annual Meeting of Shareholders and director nominees to fill vacancies
B. L. Amick, Chairman	•	reviews and evaluates shareholder nominees for director in
J. A. Bennett		accordance with the nominating criteria
S. A. Decker	•	evaluates the qualifications and performance of incumbent directors
D. M. Hagood	•	reviews the independence of directors and makes recommendations
L. M. Miller		regarding director independence to the Board
J. W. Roquemore	•	monitors new director orientation and the ongoing educational needs
M. K. Sloan		of the directors
	•	reviews the level of stock ownership of directors to ensure compliance with minimum standards
	•	reviews reports and disclosures of insider and affiliated party transactions and makes recommendations to the Board on
such transactions
	•	reviews director compensation and recommends changes to the Board
	•	executes the duties, responsibilities and authority set forth in the
Nominating Committee Charter
	•	evaluates annually its own performance and the adequacy of its charter

AUDIT COMMITTEE	•	periodically meets separately with management, internal auditors	5
(Established in accordance		and the independent registered public accounting firm to discuss
with Section 3(a)(58)(A) of		and evaluate the scope and results of audits and our accounting
the Securities Exchange		procedures and controls
Act of 1934)	•	reviews major issues regarding accounting principles and financial statement preparation
H. C. Stowe, Chairman*	•	reviews our financial statements before submission to the Board
D. M. Hagood		for approval and prior to dissemination to shareholders, the public
J. W. Roquemore		or regulatory agencies
M. K. Sloan	•	appoints (subject to ratification by the shareholders) the independent registered public accounting firm
	•	sets compensation of independent registered public accounting firm
	•	reviews our corporate compliance and risk management programs
	•	executes the duties, responsibilities and authority set forth in the
Audit Committee Charter
	•	constitutes the Qualified Legal Compliance Committee
	•	evaluates annually its own performance and the adequacy of its charter

NUCLEAR OVERSIGHT	•	monitors our nuclear operations	4
COMMITTEE	•	meets periodically with our management to discuss and evaluate nuclear operations, including regulatory matters, operating results,
L. M. Miller, Chairman		training and other related topics
J. A. Bennett	•	periodically tours the V.C. Summer Nuclear Station and training
S. A. Decker		Facilities
J. M. Micali	•	reviews with the Institute of Nuclear Power Operations, on a
G. S. York		periodic basis, its appraisal of our nuclear operations
	•	periodically presents an independent report to the Board on the status of our nuclear operations
	•	evaluates annually its own performance and the adequacy of its charter

EXECUTIVE COMMITTEE W. B. Timmerman, Chairman B. L. Amick L. M. Miller M. K. Sloan G. S. York	•	authorized to exercise the powers of the full Board of Directors when the Board is not in session, with the exception of certain powers specifically reserved to the full Board of Directors by statute, and to advise the Chief Executive Officer on other matters important to the Company —due to the size of our Board of Directors, and availability of our directors to us, the Executive Committee is rarely required to meet	0

*
The Board has determined that Mr. Stowe is an "audit committee financial expert" as defined under Item 407(d)(5) of the Securities and Exchange Commission's Regulation S-K. Mr. Stowe is independent as defined by the New York Stock Exchange Listing Standards.

GOVERNANCE INFORMATION

Governance Principles

        Our Governance Principles can be found on our website at www.scana.com under the "Company Profile — Corporate Governance" caption, and are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Director Independence

        Our Governance Principles require that a majority of our directors be independent under the New York Stock Exchange Listing Standards and under any Director Qualification Standards recommended by the Board of Directors. To be considered "independent" pursuant to the SCANA Director Qualification Standards, a director must be determined by resolution of the Board as a whole, following thorough deliberation and consideration of all relevant facts and circumstances, to have no material relationship with us except that of director and to satisfy the independence standards of the New York Stock Exchange. Under the SCANA Director Qualification Standards, a director is required to be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole, to deal at arm's length with us, and to disclose all circumstances material to the director that might be perceived as a conflict of interest. The Director Qualification Standards are set forth in our Governance Principles, which are available on our website as noted above.

        Our Governance Principles also prohibit Audit Committee members from having any direct or indirect financial relationship with us other than the ownership of our securities and compensation as directors and committee members.

        The Board has determined that all of its directors and director nominees, except Mr. Timmerman, who is our Chief Executive Officer, are independent under the New York Stock Exchange Listing Standards and our Governance Principles. The Board has also determined that each member of the Audit Committee, Human Resources Committee, Governance Committee and Nominating Committee is independent under the New York Stock Exchange Listing Standards and our Governance Principles.

Board Leadership Structure, Executive Sessions of Non-Management Directors and Lead Director

        Our bylaws provide for a Chairman of the Board, to be chosen by the Board from among its members, who shall preside at meetings of the shareholders and Board of Directors, if present, who may call special meetings of the shareholders and the Board of Directors, and who shall perform such other duties as may be assigned by the Board. The bylaws also permit the Chief Executive Officer, if he or she is a member of the Board, to be chosen as the Chairman. Our Governance Principles provide for the positions of Chairman and Chief Executive Officer to be held by the same person. For more than 20 years, our Chief Executive Officer has been chosen as Chairman of the Board.

        We believe this leadership structure is appropriate because it has served us well for over 20 years, and because all of our directors, except the Chairman, are independent. Many of our directors also live and work, or have substantial business interests in our service area, and, therefore, have access to information about us and our operations from sources other than our management's presentations to the Board. Further, South Carolina law and our bylaws make it clear that the business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time.

        To promote open discussion among themselves, our independent directors meet regularly in executive session without members of management present. At our February 2009 Board meeting, the Board passed a resolution providing that they will annually elect a Lead Director who will preside at all meetings at which the Chairman is not present, including executive sessions of the independent directors held at each regularly scheduled Board meeting. Mr. Amick was elected Lead Director to serve until the 2010 Annual Meeting of Shareholders. The Lead Director also has the authority to call meetings of the independent directors when necessary or appropriate. The Chairs of the Audit, Human Resources, Nuclear Oversight, Nominating, and Governance Committees of the Board shall each preside as the Chair at meetings of independent directors at which the Lead Director is not present when the principal items to be considered are within the scope of authority of his or her Committee.

Board's Role in Risk Oversight

        As noted above, our business and affairs are managed under the direction of our Board of Directors. This includes the Board's overseeing the types and amounts of risks undertaken. In discharging its oversight responsibilities, the Board relies on a combination of the business experience of members of the Board and the expertise and business experience of our officers and employees, as well as, from time to time, advice of various consultants and experts. An appropriate balancing of risks and potential rewards with the long-term goals of the Company is, and historically has been, implicit in the decisions and policies of the Board. Because risk oversight is so thoroughly interwoven into the direction of the Board, other than as set forth below, no special provision has been made for that oversight in the Board's leadership structure.

        In December 2000, the Board established a Risk Management Committee which reports directly to the Audit Committee of the Board. The Risk Management Committee is comprised of eight members all of whom are at the senior officer or officer level. The Company's Chief Financial Officer serves as Chair of the Risk Management Committee and supervises the Risk Management Officer, who also serves as the Company's Treasurer. Committee membership is based on expertise in general business and operational matters, as well as finance, legal, and/or regulatory areas. The Risk Management Officer oversees a staff of nine employees with primary responsibility in the risk management area.

        The Risk Management Committee conducts regularly scheduled bi-monthly meetings at which the Committee receives presentations from management representatives. The Committee also meets on an as needed basis between regularly scheduled meetings. Within limits set by the Audit Committee of the Board, the Committee sets policies and guidelines for risk management. The Committee has established sub-committees that work closely with management and employees to review, discuss and monitor risks. The use of sub-committees allows expertise to be tailored to the risks of a particular operation.

        At each quarterly meeting of the Board, the Audit Committee receives a report of the Risk Management Committee's activities and findings. Both the Chair of the Risk Management Committee and the Risk Management Officer are present at the Audit Committee meetings to provide details of the Committee's work and respond to questions raised by Audit Committee Members. Also at each quarterly meeting of the Board of Directors, the Audit Committee reports to the full Board on the activities of the Risk Management Committee.

Director Nominations Process

        The Nominating Committee recommended to the Board the individuals nominated for director positions at the 2010 Annual Meeting.

        The Nominating Committee will consider for recommendation to the Board as Board of Directors' nominees, candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a candidate to the Nominating Committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Nominating Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the SCANA Nominating Committee, c/o the Corporate Secretary at the Company's address and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year's annual meeting for a potential candidate to be considered as a potential Board of Directors' nominee. The Nominating Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will be considered on the same basis as candidates otherwise chosen by the Nominating Committee.

        Director candidates recommended by shareholders will not be considered for recommendation by the Nominating Committee as potential Board of Directors' nominees if the shareholder recommendations are received later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year's annual meeting. If the Nominating Committee chooses not to recommend a shareholder candidate as a Board of Directors' nominee, or if a shareholder chooses to personally nominate a candidate, the shareholder may come to an annual meeting and nominate a director candidate for election at the annual meeting if the shareholder has given notice of his intention to do so in writing to the SCANA Corporate Secretary at least 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year's annual meeting. Such shareholder nominations must also comply with the other requirements in our bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the voting inspectors shall disregard all votes cast for each such nominee.

Director Qualification Criteria

        In identifying and evaluating potential nominees, the Nominating Committee Charter directs the Committee to take into account applicable requirements for directors under the Securities Exchange Act of 1934, the listing standards of the New York Stock Exchange and Director Qualification Standards in our Governance Principles, including our policy that a majority of our directors be independent.

        The Nominating Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including his or her knowledge, expertise, skills, integrity, judgment, business or other experience and reputation in the business community, the interplay of the candidate's experience with the experience of other Board members, diversity, and the extent to which the candidate would be a desirable addition to the Board and any committees. Although the Nominating Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee considers racial and gender diversity, as well as diversity in business experience among all of the directors, as part of the total mix of information it takes into account in identifying nominees. Additionally, the Director Qualification Standards set forth in our Governance Principles include the following:

  •
  Directors must possess and have demonstrated the highest personal and professional ethics, integrity and values consistent with ours;

  •
  Directors must be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole;

  •
  Directors must deal at arm's length with us and our subsidiaries and disclose all circumstances material to the director that might be perceived as a conflict of interest;

  •
  Directors must be committed to the enhancement of the long-term interests of our shareholders;

  •
  Directors must be willing to challenge the strategic direction of management, exercising mature judgment and business acumen;

  •
  Directors must be willing to devote sufficient time and care to the exercise of their duties and responsibilities;

  •
  Directors must possess significant experience in management positions of successful business organizations;

  •
  Directors who serve as chief executive officers or equivalent positions should not serve on more than two boards of public companies in addition to our Board; other directors should not serve on more than four boards of public companies in addition to our Board;

  •
  The term of office of a director who is not a salaried employee of SCANA will expire at the annual meeting next preceding the date on which such director attains age 70; and

  •
  Prior to February 19, 2009, directors were required to own a minimum of 100 shares of our common stock. At our February 2009 Board meeting, the Board approved an amendment to our bylaws providing that directors are required to hold SCANA stock equal to five times the number of shares granted in the most recent annual retainer, as such retainer may be adjusted from time to time. For 2009, the number of shares issued to each director to satisfy the annual retainer was 1,275 shares. As of March 1, 2010, all directors either met this requirement or were on track to meet this requirement. Mr. Martin has until the last day of

    July 2015 to acquire the required level of stock ownership, and all other current directors have until the last day of February 2014 to acquire the required level of stock ownership. Subsequently elected directors will have six years from the date of their election to the Board to meet the requirement. Directors have the choice under the Director Compensation and Deferral Plan to defer receipt of some or all of their director compensation. See "Director Compensation — Director Compensation and Deferral Plan" on page 53 for a discussion of this plan. Amounts deferred pursuant to this plan and denominated in hypothetical shares of our stock will count toward meeting the share ownership requirement. The table set forth below under "Calculation of Director Share Ownership for Purposes of Complying with Minimum Share Ownership Requirement" sets forth shares held directly by directors, as well as amounts deferred under the Director Compensation and Deferral Plan and denominated in hypothetical shares of common stock. The Nominating Committee will conduct an annual review of the level of share ownership for each director to ensure compliance with the requirement. The Nominating Committee also has the discretion to grant a temporary waiver of the minimum share ownership requirement if a director demonstrates to the Nominating Committee that such a waiver is in order due to a financial hardship or other good reason.

Calculation of Director Share Ownership for Purposes of Complying with Minimum Share Ownership Requirement

        The following table sets forth as of March 1, 2010, the number of shares of SCANA common stock owned directly by our independent directors and the number of hypothetical shares into which fees deferred by our directors under the Director Compensation and Deferral Plan have been denominated. The Total Shares shown in the table are taken into consideration in determining whether our independent directors meet the minimum share ownership requirement under our bylaws. Mr. Timmerman's share ownership is reported along with our other executive officers' share ownership on page 36.

Director	Shares Held Directly	Shares Held in Director Deferred Compensation Trust	Total Shares

Bill L. Amick	11,852	25,832	37,684

James A. Bennett	3,046	21,880	24,926

Sharon A. Decker	2,222	0	2,222

D. Maybank Hagood	0	9,967	9,967

Joshua W. Martin, III	1,026	1,774	2,800

James M. Micali	1,000	7,744	8,744

Lynne M. Miller	4,014	31,647	35,661

James W. Roquemore	1,000	5,231	6,231

Maceo K. Sloan	2,213	30,401	32,614

Harold C. Stowe	3,302	19,287	22,589

G. Smedes York	15,953	30,426	46,379

Group Totals	45,628	184,189	229,817

        Under the Director Compensation and Deferral Plan, directors may make an annual irrevocable election to defer all or a portion of the annual retainer fee in a hypothetical investment in our common stock, with distribution from the plan to be ultimately payable in actual shares of our common stock. Directors may also elect for other fees to be deferred into an investment in our common stock under the Plan, with distribution from the Plan to be ultimately payable in shares of common stock. See "Director Compensation — Director Compensation and Deferral Plan" on page 53.

Communications with the Board of Directors, Including Non-Management Directors

        Shareholders and other interested parties can communicate with the Board, with the independent directors as a group or with any director by writing to them, c/o Gina Champion, Corporate Secretary, SCANA Corporation,

220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or by sending an e-mail to independentdirectors@scana.com (for correspondence to the independent directors), to chairman@scana.com (for correspondence to the CEO/chairman) or to gchampion@scana.com (for correspondence to a particular director). Interested parties also may communicate with the chair of the following Committees by sending an e-mail to: auditchair@scana.com, humanresourceschair@scana.com, nominatingchair@scana.com, or governancechair@scana.com. The Corporate Secretary may initially review communications with directors and transmit a summary to the directors, but has discretion to exclude from transmittal any communications that are commercial advertisements or other forms of solicitation or individual service or billing complaints (although all communications are available to the directors at their request). The Corporate Secretary will forward to the directors any communications raising substantive issues.

SCANA's Code of Conduct & Ethics

        All of our employees (including the Chief Executive Officer, Chief Financial Officer and Controller) and directors are required to abide by the SCANA Code of Conduct & Ethics (the "Code of Conduct") to ensure that our business is conducted in a consistently legal and ethical manner. The Code of Conduct forms the foundation of a comprehensive process that promotes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a belief in the integrity of our employees. Our policies and procedures cover all areas of business conduct, and require adherence to all laws and regulations applicable to the conduct of our business.

        The full text of the Code of Conduct is published on our website, at www.scana.com, under the "Company Profile — Code of Conduct" caption, and a copy is also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Conduct on our website within two business days following the date of such amendment or waiver.

RELATED PARTY TRANSACTIONS

                 Our Governance Principles and Nominating Committee Charter address independence requirements for our directors. As part of our independence analysis, our Nominating Committee must review and assess any related party transactions involving our directors and their immediate family members and certain of their affiliates as required by the New York Stock Exchange Listing Standards. Our Governance Principles also address director requirements for avoidance of conflicts of interest and disclosure of conflicts of interest or potential conflicts of interest, and prohibit loans or extensions of credit to directors. Our Code of Conduct addresses requirements for avoidance of conflicts of interest by all of our employees. Our Governance Principles, Nominating Committee Charter and Code of Conduct are all written documents. With the exception of annual director and officer questionnaires, our Governance Principles, our Code of Conduct, and our Nominating Committee Charter, there are no additional written policies and procedures relating to the review, approval or ratification of related party transactions by the Board.

        To help us perform our independence and related party transaction analysis, we require that each senior executive officer, director and director nominee complete an annual questionnaire and report all transactions with us in which such persons (or their immediate family members and certain of their affiliates) had or will have a direct or indirect material interest (except for salaries and other compensation and benefits, directors' fees, and dividends on our stock). It is our general intention to avoid such transactions. Our General Counsel reviews responses to the questionnaires and any other information about related party transactions that may be brought to his attention. We use the questionnaires and the annual Code of Conduct training to help ensure the effective implementation and monitoring of compliance with such policies and procedures. If any such related party transactions are disclosed, they are reviewed by the Nominating Committee pursuant to the requirements of its Charter. If appropriate, any such transactions are submitted to the Board for approval.

        The Nominating Committee does not use any formal written standards in determining whether to submit a related party transaction to the Board for approval. As noted above, we attempt to avoid such transactions altogether. On the rare occasions when such transactions have arisen, our Nominating Committee, which is comprised of a majority of our independent board members, reviewed the proposed or actual transactions and utilized their business judgment to determine which of them should be submitted for review to the full Board. In practice, all such transactions that have arisen in recent years have been reviewed by the full Board, even when they were well below the threshold for proxy statement disclosure and below the threshold at which director independence could be compromised.

        The types of transactions that have been reviewed in the past include the purchase and sale of goods, services or property from companies for which our directors serve as executive officers or directors, and the purchase of financial services and access to lines of credit from banks for which our directors serve as executive officers or directors. During the year ended December 31, 2009, there were no transactions that required reporting to the Board.

        In connection with our hiring of Ronald T. Lindsay, our Senior Vice President and General Counsel, in 2009, which was approved by our Board, Mr. Lindsay was required to move to Columbia and therefore was eligible for certain new-hire relocation benefits under our employee relocation programs. Those benefits included our purchasing Mr. Lindsay's previous residence as well as reimbursing certain of his relocation expenses and providing an expense allowance and tax gross-up payments, which totaled $56,440 in 2009. We purchased Mr. Lindsay's residence for $834,666, which was the agreed upon fair market value based on third party appraisals. In addition, we agreed to indemnify our relocation agent for various matters potentially associated with the purchase and resale of the residence, and Mr. Lindsay agreed to indemnify us against certain of those indemnification obligations. We intend to resell the residence as soon as it is prudent to do so.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

        The following table lists shares of our common stock beneficially owned on March 1, 2010, by each director, each nominee, each person named in the Summary Compensation Table on page 37, and all directors and executive officers as a group.

Name of Beneficial Owner		Amount and Nature of Beneficial Ownership(1)(2)(3)(4)(5)	Percent of Class
W. B.	Timmerman	78,722	*
J. E.	Addison	16,940	*
K. B.	Marsh	27,063	*
G. J.	Bullwinkel, Jr.	50,007	*
S. A.	Byrne	18,291	*
B. L.	Amick	12,332	*
J. A.	Bennett	3,046	*
S. A.	Decker	2,222	*
D. M.	Hagood	0	*
J. W.	Martin, III	1,026	*
J. M.	Micali	1,000	*
L. M.	Miller	4,014	*
J. W.	Roquemore	1,000	*
M. K.	Sloan	2,213	*
H. C.	Stowe	3,402	*
G. S.	York	15,953	*
All executive officers and directors as a group (20 persons)		321,996	*	(6)

  *Less than 1%

(1)
Includes shares purchased through March 1, 2010, by the Trustee under the SCANA Stock Purchase Savings Plan.

(2)
Includes Restricted Stock granted on February 14, 2008, subject to a three-year vesting period, in the following amounts: Messrs. Timmerman — 17,006; Addison — 3,224; Marsh — 5,983; Bullwinkel — 3,997; Byrne — 3,826; and other executive officers as a group — 4,760.

(3)
Hypothetical shares acquired under the Director Compensation and Deferral Plan are not included in the above table. These hypothetical shares do not have voting rights. As of March 1, 2010 the following directors had acquired the following numbers of hypothetical shares: Messrs. Amick — 25,832; Bennett — 21,880; Hagood — 9,967; Martin — 1,774; Micali — 7,744; Roquemore — 5,231; Sloan — 30,401; Stowe — 19,287; and York — 30,426; Mrs. Decker — 0; and Ms. Miller — 31,647.

(4)
Hypothetical shares acquired under the Executive Deferred Compensation Plan are not included in the above table. These hypothetical shares do not have voting rights. As of March 1, 2010, the following officers had acquired the following numbers of hypothetical shares: Messrs. Timmerman — 65,487; Addison — 621; Marsh — 5,970; Bullwinkel — 26,368; and Byrne — 13,737.

(5)
Includes shares owned by close relatives and/or shares held in trust for others, as follows: Messrs. Amick — 480; Bullwinkel — 1,930; Stowe — 100; and other executive officers as a group — 0.

(6)
Includes a total of 6,768 shares subject to options that are currently exercisable or that will become exercisable within 60 days.

FIVE PERCENT BENEFICIAL OWNERSHIP OF SCANA COMMON STOCK

        The following table provides information about persons known by us to be the beneficial owners of more than five percent of our common stock as of December 31, 2009. This information was obtained from Schedules 13G filed with the Securities and Exchange Commission and we have not independently verified it.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
SCANA Corporation Stock Purchase Savings Plan Bank of America, N.A., as Trustee(1) 1300 Merrill Lynch Drive Third Floor Pennington, NJ 08534	12,937,745	10.50
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	7,057,120	5.73
(1)
The Stock Purchase Savings Plan has shared power to vote and dispose of all of these shares. Employees have the opportunity to give voting instructions to the Trustee with respect to shares held in their accounts and the Trustee is required to vote the shares in accordance with such instructions.

EXECUTIVE COMPENSATION

Compensation Committee Processes and Procedures

        Our Human Resources Committee, which is comprised entirely of independent directors, administers our senior executive compensation program. Compensation decisions for all senior executive officers are approved by the Human Resources Committee and recommended by the Committee to the full Board for final approval. The Committee considers recommendations from our Chairman and Chief Executive Officer in setting compensation for senior executive officers.

        In addition to attendance by members of the Human Resources Committee, the Committee's meetings are also regularly attended by our Chairman and Chief Executive Officer and our Vice President of Human Resources. However, at each meeting, the Committee also meets in executive session without members of management present. The Chairman of the Committee reports the Committee's recommendations on executive compensation to the Board of Directors. Our Human Resources, Tax and Finance Departments support the Human Resources Committee in its duties, and the Committee may delegate authority to these departments to fulfill administrative duties relating to our compensation programs.

        The Committee has the authority under its charter to retain, approve fees for, and terminate advisors, consultants and others as it deems appropriate to assist in the fulfillment of its responsibilities. The Committee has, however, historically not retained its own compensation consultant, but rather has used relevant information provided to us by management's consultant. The Committee uses this information to assist it in carrying out its responsibilities for overseeing matters relating to compensation plans and compensation of our senior executive officers. Using information provided by a national compensation consultant helps assure the Committee that our policies for compensation and benefits are competitive and aligned with utility and general industry practices. Currently, Towers Watson (formerly known as Towers Perrin) serves as management's executive officer and director compensation consultant. Prior to May 2009, Hewitt Associates served as management's executive officer and director compensation consultant. During 2009, Towers Perrin's aggregate fees in connection with advice relating to executive officer and director compensation were $97,917, and Hewitt's fees for such services were $37,756.

        In addition to providing services related to executive and director compensation in 2009, Towers Perrin also provided non-executive compensation consulting services to the Company. The non-executive compensation consulting services provided by Towers Perrin in 2009 included actuarial services and pension plan advice, compensation plan design advice, financial analysis and disclosure consulting, and welfare benefits consulting. During 2009, Towers Perrin's fees for these additional services were $958,393. No fees for additional services were paid to Hewitt Associates during 2009. Requests for such non-executive compensation consulting services are made to Towers Perrin by persons below the executive officer level within the departments of our Company that have a need for such services, and those requests are made without the involvement of our senior management or other personnel who may be associated with Towers Perrin's engagement in connection with executive compensation consulting. Although Towers Perrin was only recently selected as management's executive officer and director compensation consultant, Towers Perrin has performed many of the additional services for various departments of our Company for more than 20 years. The decision to engage Towers Perrin for both the executive and the non-executive compensation consulting services was made by management. The Board approved management's engagement of Towers Perrin for the executive compensation consulting. Although the Board was made aware of the Company's use of Towers Perrin for the non-executive compensation services, the Board was not asked to, and did not, approve the engagement of Towers Perrin for the non-executive compensation services.

Compensation Committee Interlocks and Insider Participation

        During 2009, decisions on various elements of executive compensation were made by the Human Resources Committee. No officer, employee, former officer or any related person of SCANA or any of its subsidiaries served as a member of the Human Resources Committee.

        The directors who served on the Human Resources Committee during 2009 were:

  Mr. G. Smedes York, Chairman
  Mr. James A. Bennett
  Mrs. Sharon A. Decker
  Mr. D. Maybank Hagood
  Mr. James M. Micali
  Ms. Lynne M. Miller
  Mr. James W. Roquemore
  Mr. Maceo K. Sloan
  Mr. Harold C. Stowe

Compensation Risk Assessment

        Our Human Resources, Risk Management, and Legal departments jointly reviewed our compensation policies and procedures to determine whether they present a significant risk to the Company. Our annual incentive compensation plans for all employees are structured such that appropriate limits are in place to discourage excessive risk taking. In addition, all leadership level employees who are in a position to effect significant policies or projects have compensation at risk on both a short- and long-term basis, which we believe discourages excessive risk taking and encourages supervision of any risk related activities by other employees. Our compensation programs and policies, including our senior executive share ownership requirements, reward consistent, long-term performance by heavily weighting leadership level compensation to long-term incentives that reward stock, financial, and operating performance. Based on this review we have concluded that our compensation policies and procedures for all employees are not reasonably likely to have a material adverse effect on the Company.

Compensation Discussion and Analysis

  Objectives and Philosophy of Executive Compensation

        Our senior executive compensation program is designed to support our overall objective of increasing shareholder value by:

  •
  Hiring and retaining premier executive talent;

  •
  Having a pay-for-performance philosophy that links total rewards to achievement of corporate, business unit and individual goals, and places a substantial portion of pay for senior executives at-risk;

  •
  Aligning the interests of executives with the long-term interests of shareholders through long-term equity-based incentive compensation; and

  •
  Ensuring that the elements of the compensation program focus on and appropriately balance our financial, customer service, operational and strategic goals, all of which are crucial to achieving long-term results for our shareholders.

        We have designed our compensation program to reward senior executive officers for their individual and collective performance and for our collective performance in achieving target goals for earnings per share and total shareholder return and other annual and long-term business objectives. We believe our program performs a vital role in keeping executives focused on improving our performance and enhancing shareholder value while rewarding successful individual executive performance in a way that helps to assure retention.

        The following discussion provides an overview of our compensation program for all of our senior executive officers (for 2009, a group of nine people who are at the level of senior vice president and above), as well as a specific discussion of compensation for our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table that follows this "Compensation Discussion and

Analysis." In this discussion, we refer to the executives named in the Summary Compensation Table as "Named Executive Officers."

  Principal Components of Executive Compensation

        During 2009, senior executive compensation consisted primarily of three key components: base salary, short-term cash incentive compensation, and long-term equity-based incentive compensation (under the shareholder-approved Long-Term Equity Compensation Plan). We also provide various additional benefits to senior executive officers, including health, life and disability insurance plans, retirement plans, termination, severance and change in control arrangements, and limited perquisites. The Human Resources Committee makes its decisions about how to allocate senior executive officer compensation among base salary, short-term cash incentive compensation and long-term equity-based incentive compensation on the basis of market information and analysis provided by our compensation consultant, and our goals of remaining competitive with the compensation practices of a group of surveyed companies and of linking compensation to our corporate performance and individual senior executive officer performance.

        A more detailed discussion of each of these components of senior executive officer compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each component of compensation, the amounts actually awarded for the periods indicated, and various other related matters are set forth in the sections below.

  Factors Considered in Setting Senior Executive Officer Compensation

  Use of Market Surveys and Peer Group Data

        We believe it is important to consider comparative market information about compensation paid to executive officers of other companies in order to remain competitive in the executive workforce marketplace. We want to be able to attract and retain highly skilled and talented senior executive officers who have the ability to carry out our short- and long-term goals. To do so, we must be able to compensate them at levels that are competitive with compensation offered by other companies in our business or geographic marketplace that seek similarly skilled and talented executives. Accordingly, we consider market survey results in establishing target compensation levels for all components of compensation. The market survey information is provided to us approximately every other year by our compensation consultant. In years in which our consultant does not provide us with market survey information, our process is to apply an aging factor to the prior year's information with assistance from our consultant, based on its experience in the marketplace. Compensation decisions for 2009 were based on a compensation survey performed in 2007 by Hewitt Associates, our previous compensation consultant. Prior to the consultant's conducting the biennial market study, we assist our consultant in matching our positions with benchmark positions in its database by comparing the specific responsibilities of our positions with the benchmark duties. If we are unable to find an exact match for one of our positions in the consultant's database due to variances in duties and/or position level, we and our consultant agree on the most similar position. The market survey information may then be adjusted upward or downward as necessary to match our position as closely as possible. Our current compensation consultant, Towers Watson, performed a compensation survey in 2009 which will be utilized to set future compensation.

        Our goal is to set base salary and short- and long-term incentive compensation for our senior executive officers at the median (50th percentile) of compensation paid for similar positions by the companies included in the market surveys. We set our target at the median because we believe this target will meet the requirements of most of the persons we seek to hire and retain in our geographic area, and because we believe it is fair both to us and to the executives. Variations to this objective may, however, occur as dictated by the experience level of the individual, internal equity and market factors. We do not set a target level for broad-based benefits for our senior executive officers, but our market survey information indicates that they currently are approximately at the median.

        The companies included in the market surveys are a group of utilities and general industry companies of various sizes in terms of revenue. Approximately half of the companies included in the most recent market surveys had substantially the same levels of annual revenues as we had, while the remainder had revenues ranging from one-seventh to not greater than 3.6 times our revenues. Market survey results for each position are size-adjusted using regression analysis to account for these differences in company revenues, which in turn are viewed as a proxy for measuring the relative scope and complexity of the business operations. The vast majority of the companies included in the survey were those who participate in our previous compensation consultant's database. Data for the remaining companies was obtained via proxy statement disclosures.

        The companies included in the market survey we used in connection with setting base salaries and short- and long-term incentive compensation for 2009, and the states in which they are headquartered are listed below:

  Utility Industry: AGL Resources, Inc. (GA); Allegheny Energy, Inc. (PA); Allete, Inc. (MN); Ameren Corporation (MO); Aquila, Inc. (MO); Black Hills Corporation (SD); CenterPoint Energy (TX); Cleco Corporation (LA); CMS Energy Corporation (MI); Dominion Resources, Inc. (VA); DTE Energy Company (MI); Duke Energy Corporation (NC); Dynegy, Inc. (TX); Edison International (CA); El Paso Electric Company (TX); FPL Group, Inc. (FL); NiSource Inc. (IN); Pepco Holdings, Inc. (DC); Portland General Electric Co. (OR); PPL Corporation (PA); Progress Energy, Inc. (NC); Public Service Enterprise Group (NJ); Sempra Energy (CA); Southern Company (GA); WGL Holdings, Inc. (DC).

  General Industry: Alliant Techsystems Inc. (MN); ALLTEL Corporation (AR); Armstrong World Industries (PA); Avaya (NJ); Avery Dennison Corp. (CA); Ball Corporation (CO); BorgWarner Inc. (MI); Cameron International Corp. (TX); The Clorox Company (CA); Cooper Industries (TX); Ecolab Inc. (MN); El Paso Corporation (TX); FMC Corporation (PA); Hasbro, Inc. (RI); The Hershey Company (PA); MeadWestvaco Corporation (VA); Packaging Corp. of America (IL); Praxair, Inc. (CT); Rockwell Collins, Inc. (IA); The Sherwin-Williams Co. (OH); Sonoco Products Company (SC); Steelcase Inc. (MI); Wm. Wrigley Jr. Company (IL).

        We believe the utilities included in our market surveys are an appropriate group to use for compensation comparisons because they align well with our revenues, the nature of our business and workforce, and the talent and skills required for safe and successful operations. We believe the additional non-utility companies included in our market surveys are appropriate to include in our comparisons because they align well with our revenues, and are the types of companies that might be expected to seek executives with the same general skills and talents as the executives we are trying to attract and retain in our geographic area. The companies we use for comparisons may change from time to time based on the factors discussed above.

        To make comparisons with the market survey results, we generally divide all of our senior executive officers into utility and non-utility executive groups — that is, executive officers whose responsibilities are primarily related to utility businesses and require a high degree of technical or industry-specific knowledge (such as electrical engineering, nuclear engineering or gas pipeline transmission), and those whose responsibilities are more general and do not require such specialized knowledge (such as business, finance, and other corporate support functions). We then attempt to match to the greatest degree possible our positions with similar positions in the survey results. For positions that do not fall specifically into the utility or non-utility group, we may blend the survey results to achieve what we believe is an appropriate comparison.

        We also use performance data covering a larger peer group of utilities in determining long-term equity incentive compensation under our shareholder-approved Long-Term Equity Compensation Plan, as discussed below under "Long-Term Equity Compensation Plan."

  Personal Qualifications

        In addition to considering market survey comparisons, we consider each senior executive officer's knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as a senior executive officer.

        Mr. Timmerman has been our President and Chief Executive Officer for 14 years, and has been employed with us in various capacities, including Chief Financial Officer and Chief Operating Officer, for 31 years. Mr. Timmerman started his career as a certified public accountant. As our Chief Executive Officer, Mr. Timmerman has responsibility for strategic planning, development of our senior executive officers and oversight of all our operations.

        Mr. Addison was appointed Senior Vice President of SCANA and Chief Financial Officer in April 2006, prior to which he had served as our Vice President of Finance since 2001. As Chief Financial Officer, he is responsible for all of our financial operations, including accounting, risk management, treasury, regulatory affairs, investor relations, shareholder services, taxation and financial planning, as well as our information technology functions. Mr. Addison is a certified public accountant, and has been with us for 18 years.

        Mr. Marsh is Senior Vice President of SCANA and was appointed President and Chief Operating Officer of South Carolina Electric & Gas Company ("SCE&G"), our largest subsidiary, in April 2006, prior to which he had served as our Senior Vice President and Chief Financial Officer since 1998. As President of SCE&G, he is responsible for all of its gas and electric operations, as well as for all of our facilities and properties management. Mr. Marsh previously practiced as a certified public accountant, and has been with us for 25 years.

        Mr. Bullwinkel is Senior Vice President of SCANA, as well as President and Chief Operating Officer of our subsidiary, SCANA Energy Marketing, Inc., which is a provider of natural gas, and President of our subsidiaries, SCANA Communications, Inc. and ServiceCare, Inc. He is also responsible for senior executive oversight of our subsidiary, Public Service Company of North Carolina, Incorporated, d/b/a PSNC Energy, which is a regulated provider of natural gas in North Carolina. In these positions, he is responsible for overall operations of each of these subsidiaries. Mr. Bullwinkel has been with us for 39 years.

        Mr. Byrne is Executive Vice President of Generation, Chief Nuclear Officer, and he is also responsible for our fossil hydro operations. In these positions, he is responsible for overseeing all of our activities related to fossil hydro and nuclear power, including nuclear plant operations, emergency planning, licensing, nuclear support services, as well as overseeing construction of our new nuclear facilities. He has over 25 years experience in the nuclear industry, and he has also held a Nuclear Regulatory Commission (NRC) Senior Reactor Operator's license. Mr. Byrne has been with us for 14 years.

  Other Factors Considered

        In addition to the foregoing information, we consider the fairness of the compensation paid to each senior executive officer in relation to what we pay our other senior executive officers. Our Human Resources Committee also considers recommendations from our Chairman and Chief Executive Officer in setting compensation for senior executive officers.

        We review our compensation program and levels of compensation paid to all of our senior executive officers, including the Named Executive Officers, annually and may make adjustments based on the foregoing factors as well as other subjective factors.

        In 2009, our Human Resources Committee reviewed summaries of compensation components ("tally sheets") for all of our senior executive officers, including the Named Executive Officers. These tally sheets reflect changes in compensation from the prior year, if any, and affix dollar amounts to each component of compensation. Although the Committee did not make any adjustments to executive compensation in 2009 based on its review of the tally sheets, it intends to continue to use such tally sheets in the future to review each component of the total compensation package, including base salaries, short- and long-term incentives, severance plans, insurance, retirement and other benefits, as a factor in determining the total compensation package for each senior executive officer. During 2009, no adjustments to compensation were made for senior executive officers.

  Timing of Senior Executive Officer Compensation Decisions

        Annual salary reviews and adjustments and short- and long-term incentive compensation awards are routinely granted in February of each year at the first regularly scheduled Human Resources Committee and Board meetings. Determinations also are made at those meetings as to whether to pay out awards under the most recently completed cycle of long-term equity-based incentive compensation. Compensation determinations also may be made by the Committee at its other quarterly meetings in the case of newly hired executives, promotions of employees, or adjustments of existing employees' compensation that could not be deferred until the February meeting. We routinely release our annual and quarterly earnings information to the public in conjunction with the quarterly meetings of our Board.

  Base Salaries

        Senior executive officer base salaries are divided into grade levels based on market data for similar positions and experience. The Human Resources Committee believes it is appropriate to set base salaries at a reasonable level that will provide executives with a predictable income base. Accordingly, base salaries are targeted at the median (50th percentile) of the market survey data. The Human Resources Committee reviews base salaries annually and makes adjustments, if appropriate, on the basis of an assessment of individual performance, relative levels of accountability, prior experience, breadth and depth of knowledge, changes in market compensation practices as reflected in market survey data, and relative compensation levels within our Company.

        No Named Executive Officers received a base salary increase in 2009. The slight difference in 2008 and 2009 annual salaries as reflected in the Summary Compensation Table are a result of the full 2008 salary increase being earned in 2009 as opposed to the partial year increase earned in 2008.

  Short-Term and Long-Term Incentive Compensation

        Our senior executive officer compensation program provides for both short-term incentive compensation in the form of annual cash incentive compensation, and long-term equity-based incentive compensation payable at the end of periods which have historically lasted three years. Both our Short-Term Annual Incentive and Long-Term Equity Compensation Plans promote our pay-for-performance philosophy, as well as our goal of having a meaningful amount of pay at-risk, and we believe both plans provide us a competitive advantage in recruiting and retaining top quality talent.

        We believe the short-term incentive compensation plan provides our senior executive officers with an annual stimulus to achieve short-term individual and business unit or departmental goals and short-term corporate earnings goals that ultimately help us achieve our long-term corporate goals. We believe the long-term equity-based incentive compensation counterbalances the emphasis of short-term incentive compensation on short-term results by focusing our senior executive officers on achievement of our long-term corporate goals, provides additional incentives for them to remain our employees by ensuring that they have a continuing stake in the long-term success of the Company, and significantly aligns the interests of senior executive officers with those of shareholders.

  Short-Term Annual Incentive Plan

        Our Short-Term Annual Incentive Plan provides financial incentives for performance in the form of opportunities for annual incentive cash payments. Participants in the Short-Term Annual Incentive Plan include not only our senior executive officers, but also approximately 215 additional employees, including other officers, senior management, division heads and other professionals whose positions or levels of responsibility make their participation in the plan appropriate. Our Chief Executive Officer recommends, and the Human Resources Committee approves, the performance measures, operational goals and other terms and conditions of incentive awards for senior executive officers, including the Named Executive Officers.

        The Committee reviews and approves target short-term incentive levels at its first regularly scheduled meeting each year based on percentages assigned to each executive salary grade. Actual short-term incentive awards are based both on the Company's achieving pre-determined financial and business objectives in the coming year, and on each senior executive officer's level of performance in achieving his or her individual financial and strategic objectives. The Committee selected these performance metrics because it believes they are key measures of financial and operational success, and that achieving our earnings and strategic goals supports the interests of our shareholders. In assessing accomplishment of objectives, the Committee considers the difficulty of achieving each objective, unforeseen obstacles or favorable circumstances that might have altered the level of difficulty in achieving the objective, overall importance of the objective to our long-term and short-term goals, and importance of achieving the objective to enhancing shareholder value. Changes in annual target short-term incentive levels can be made if there are changes in the senior executive officer's salary grade level that warrant a target change.

        The plan allows for an increase or decrease in short-term incentive award payout for an individual participant of up to 20% of the award based on an individual's performance in meeting individual financial and strategic objectives. The plan also allows for an increase or decrease in award payout of up to 50% of the target award for all participants as a group. However, cumulative adjustments to target award payouts for all participants may not increase or decrease overall award levels by more than 50%. Individual awards may nonetheless be decreased or eliminated if the Human Resources Committee determines that actual results warrant a lower payout.

        For Mr. Timmerman, the Short-Term Annual Incentive Plan placed equal emphasis on the following financial and business objectives for 2009:

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  Our achieving earnings per share targets set to reflect our published earnings per share guidance; and

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  Performance of our senior executive officers.

        For each of our other Named Executive Officers, the Short-Term Annual Incentive Plan placed equal emphasis on the following financial and business objectives for 2009:

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  Our achieving earnings per share targets set to reflect our published earnings per share guidance; and

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  The executive officer's level of performance in helping us achieve our annual business objectives relating to one or more of the following four critical success factors: cost effective operations, profitable growth, excellence in customer service, and developing our people.

        The estimated possible payouts that could have been earned under the 2009 awards if performance objectives were met at threshold, target and maximum levels are set forth in the 2009 Grants of Plan-Based Awards table. The 2009 Short-Term Annual Incentive Plan payouts based on our achieving our earnings per share target and business objectives, and our Named Executive Officers' achieving their individual objectives, are reflected in the Summary Compensation Table on page 37 under the column "Non-Equity Incentive Plan Compensation."

  Earnings per Share Component of 2009 Annual Incentive Award

        Up to fifty percent of the total 2009 annual incentive award would be earned at the levels set forth below based on the extent to which we met the earnings per share goals set forth below:

	25% of EPS Component Earned at	50% of EPS Component Earned at	75% of EPS Component Earned at	100% of EPS Component Earned at
Earnings per share	$2.80	$2.85	$2.90	$2.95

        Our actual earnings per share for 2009 were $2.85, which resulted in our executives earning 50% on the earnings per share component of the 2009 annual incentive award.

  Individual Strategic Objectives Component of 2009 Annual Incentive Award

        The remaining fifty percent of the 2009 annual incentive award was based on our Named Executive Officers achieving their individual performance objectives relating to one or more of our critical success factors. The extent to which each Named Executive Officer's individual strategic objectives depended upon our achieving one or more of our critical success factors was weighted according to the extent to which the executive was responsible for results of the objectives. The weightings assigned to the business objectives for each Named Executive Officer for 2009 are shown in the table below:

2009 Weightings Assigned to Each Business Performance Objective
for Named Executive Officers

Objective	Mr. Timmerman	Mr. Addison	Mr. Marsh	Mr. Byrne	Mr. Bullwinkel
Financial Results	50%	50%	50%	50%	50%
Senior Staff Performance	50%
Cost Effective Operations			20%	25%
Profitable Growth		50%		25%	20%
Customer Service			20%		10%
Developing our People			10%		20%

        We achieved our business objectives and our senior executive officers achieved their individual strategic objectives. Accordingly, we made payouts to our senior executive officers, including our Named Executive Officers, with respect to the business and individual strategic objectives portions of the Plan.

  Individual Strategic Objectives on which 2009 Short-Term Annual Incentive Awards were Based

        Our four critical success factors — cost effective operations, profitable growth, excellence in customer service, and developing our people — included the following components, which were included in business unit objectives: meeting customer growth challenges, excelling in customer service, focusing on employee safety and wellness, maintaining gas and electric system reliability, and addressing changing and challenging regulatory requirements.

        The individual strategic objectives the Human Resources Committee considered with respect to one or more of our critical success factors in determining short-term incentive awards for the Named Executive Officers were as follows:

        Mr. Timmerman's award was based on his contributions and his leadership of other senior executives in achieving our overall corporate strategic plan objectives.

        Mr. Addison's award was based on his successful efforts toward increasing the visibility of, and an understanding of, our Company in the financial community; monitoring ever changing and adverse financial markets and obtaining timely external financing or refinancing on favorable terms; and leadership-level participation in regulatory decisions and strategy for 2009.

        Mr. Marsh's award was based on his progress toward the development of an expanded Demand Side Management Program and the submission of that program for regulatory approval; his evaluation of, and modifications to, our customer service strategy in response to the current economic challenges faced by our customers; and his leadership of the Company's succession planning activities and strategies for all business units.

        Mr. Bullwinkel's award was based on his efforts in connection with the implementation of a new conservation program by one of our major subsidiaries; the development and implementation of a compliance and training program for our Power Marketing area; and the successful management of the Company's Georgia Public Service Commission's regulated provider status.

        Mr. Byrne's award was based on his leadership associated with the timely completion of required environmental upgrades at several of our generation sites; the successful decommissioning of our CVNPA Parr reactor site in Jenkinsville, SC; and the successful completion of a nuclear refueling and maintenance of a pre-determined availability factor for our V.C. Summer Nuclear Facility.

  Long-Term Equity Compensation Plan

        The potential value of long-term equity-based incentive compensation opportunities comprises a significant portion of the total compensation package for senior executive officers and key employees. The Human Resources Committee believes that emphasizing this component of total compensation provides the appropriate long-range focus for senior executive officers and other key employees who are charged with responsibility for managing the Company and achieving success for our shareholders because it links the amount of their compensation to our business and financial performance.

        A portion of each senior executive officer's potential compensation consists of awards under the Long-Term Equity Compensation Plan. The types of long-term equity-based compensation the Human Resources Committee may award under the Plan include incentive and nonqualified stock options, stock appreciation rights (either alone or in tandem with a related stock option), restricted stock, restricted stock units, performance units and performance shares. In recent years, our long-term equity-based awards have been in the form of performance shares, restricted stock, and restricted stock units. These long-term equity-based awards are granted subject to satisfaction of specific performance goals and vesting schedules. For the 2009-2011 performance period, awards under the Long-Term Equity Compensation Plan consisted of performance shares and restricted stock units. The Committee has not awarded stock options since 2002 and has no plans to do so in the foreseeable future, and the Committee has not awarded any stock appreciation rights under the Plan.

        We believe awards of performance shares align the interests of our executives with those of shareholders because the value of such awards is tied to our achieving financial and business goals that would be expected to affect the value of our common stock. We believe awards of restricted stock and restricted stock units align the interests of our executives with those of shareholders in that they ensure a long-term view of success and they aid in retention of executives.

  Performance Share Awards

        The Committee has been granting performance share awards that are earned, if at all, over a three-year period that is measured in three one-year cycles based on comparative total shareholder return and earnings per share components throughout the performance period. Performance share awards based on these components place a portion of executive compensation at risk because executives are compensated pursuant to the awards only when the objectives for Total Shareholder Return ("TSR") and earnings growth are met. Additionally, comparing our TSR to the TSR of a group of other companies reflects our recognition that investors could have invested their funds in other entities and measures how well we performed over time when compared to others in the group.

        Performance share awards are denominated in shares of our common stock. The number of target performance shares into which awards are denominated is calculated by multiplying the Named Executive Officer's base salary by a target percentage based on positions cited in the market survey data and dividing the product by a valuation factor applied to our opening stock price on the date of grant. The target percentage is derived from market survey data of the peer companies listed above under "Factors Considered in Setting Senior Executive Officer Compensation — Use of Market Surveys and Peer Group Data." The valuation factor is provided to us by our compensation consultant and is intended as a means to establish a grant date salary equivalent value that takes into consideration such factors as dividend treatment, potential for maximum performance, and the treatment of awards upon termination. Performance share awards may be paid in stock or cash or a combination of stock and cash at the Committee's discretion, but are most frequently paid in cash. In recent years, all payouts have been in cash. Payouts are based on the closing market price of our stock on the last business day of the three-year performance period.

  Components of 2007-2009 Performance Share Awards

        In 2007, the Committee granted performance share awards to each of the Named Executive Officers. The design of performance share awards under the Long-Term Equity Compensation Plan for the 2007-2009 period was intended to encourage executive retention by minimizing the impact of extraordinarily strong or poor single-year performance on award payouts, while generally requiring that the executives continue employment with us for the entire three-year period to receive a payout.

        For the 2007-2009 period, components on which we based performance share awards to senior executive officers were as follows: (1) our TSR relative to the TSR of a peer group of companies; and (2) a growth in earnings component based on growth in "GAAP-adjusted net earnings per share from operations" as that term is used in the Company's periodic reports and external communications(a). As in prior periods, TSR over the performance period is equal to the change in our common stock price, plus cash dividends paid on our common stock during the period, divided by the common stock price as of the beginning of the period. Sixty percent of target performance shares were based on the TSR component, and 40% were based on the growth in earnings component. This allocation was made to weight the external performance measure slightly higher than the internal performance measure.

(a)
GAAP-adjusted net earnings per share from operations provides a consistent basis upon which to measure performance from year to year. In prior years, GAAP-adjusted net earnings per share from operations has excluded from earnings the effects arising from the Company's adoption of new accounting guidance, the favorable settlement of certain litigation and the effects of sales of certain investments. Management uses this measure when determining earnings guidance and growth projections and when making resource allocation and other budgetary and operational decisions.

        Performance measurement and award determinations for the 2007-2009 period were made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period. Accordingly, payouts under the 2007-2009 three-year period were earned for each year that performance goals were met during the three-year period, but vesting and payment were deferred until the end of the three-year period and were contingent upon the participant still being employed with us at the end of the three-year period, subject to certain exceptions in the event of retirement, death or disability. Payouts would also have been accelerated in the event of certain change in control events. See " — Potential Payments Upon Termination or Change in Control."

  Performance Criteria for the 2007-2009 Performance Share Awards and Earned Awards for the 2007-2009 Performance Period

        Payouts based on the TSR component of the 2007-2009 plan were scaled according to our ranking against the peer group. Executives earned threshold payouts (equal to 50% of target award) for each year of the three-year period in which we ranked at the 33rd percentile in relation to the peer group's TSR performance for the one-year period. Target payouts (equal to 100% of target award) would be earned for each year of the three-year period in which we ranked at the 50th percentile in relation to the peer group's TSR performance for the one-year period. Maximum payouts (equal to 150% of target award) would be earned for each year of the three-year period in which our performance ranked at or above the 75th percentile in relation to the peer group's TSR performance for the one-year period. Payouts are scaled between 50% and 150% based on the actual percentile achieved. No payout would be earned if our performance were less than the 33rd percentile, and no payouts could exceed 150% of the target award. Threshold, target and maximum payouts at the 33rd, 50th and 75th percentiles were used because these generally matched the levels used by the companies in the market survey data.

        The peer group of utilities with which we compared our TSR for the 2007-2009 period are set forth below:

  Allegheny Energy, Inc.; Alliant Energy Corporation; Ameren Corporation; American Electric Power; Avista Corporation; Centerpoint Energy Inc.; CMS Energy Corporation; Consolidated Edison, Inc.; Constellation Energy Group, Inc.; Dominion Resources, Inc.; DPL, Inc.; DTE Energy Company; Duke Energy Corporation; Edison International; Entergy Corporation; Exelon Corporation; FirstEnergy Corp.; FPL Group, Inc.; Great Plains Energy, Inc.; Hawaiian Electric Industries, Inc.; Integrys Energy Group, Inc.; NiSource Inc.; Northeast Utilities; NorthWestern Corporation; NSTAR; NV Energy, Inc. (f/k/a Sierra Pacific Resources); OGE Energy Corp.; Pepco Holdings, Inc.; PG&E Corporation; Pinnacle West Capital Corporation; PNM Resources, Inc.; PPL Corporation; Progress Energy, Inc.; Public Service Enterprise Group, Inc.; Puget Energy, Inc.; Southern Company; TECO Energy, Inc.; UIL Holdings Corporation; UniSource Energy Corporation; Vectren Corporation; Westar Energy, Inc.; Wisconsin Energy Corporation; XCEL Energy, Inc.

        The number of utilities included in the peer group used for TSR comparisons is larger than the number included in the market survey utility peer group we use for purposes of setting base salary and short- and long-term incentive targets because information about TSR is publicly available for a larger number of utilities. We include only utilities in the TSR peer group because we have assumed that shareholders would measure our performance against performance of other utilities in which they might have invested.

        For the first, second, and third years of the 2007-2009 period, our TSR was at the 59th, 82nd, and 47th percentiles, respectively, which resulted in awards on the TSR component being earned at 118%, 150%, and 91% for the respective years, payment of which was deferred until the end of the three-year period as discussed above.

        With respect to the growth in earnings component for the 2007-2009 period, executives earned threshold payouts (equal to 50% of target award) for each year in the three-year period in which growth in GAAP-adjusted net earnings per share from operations equaled 2%. Executives earned target payouts (equal to 100% of target award) for each year in which such growth equaled 4%, and maximum payouts (equal to 150% of target award) for each year in which such growth equaled or exceeded 6%. Payouts were scaled between 50% and 150% based on the actual growth in GAAP-adjusted net earnings per share from operations achieved. No payouts would be earned for any year in which growth in GAAP-adjusted net earnings per share from operations was less than 2%, and no payouts could exceed 150% of target award.

        For the first, second, and third years of the 2007-2009 period, our growth in GAAP-adjusted net earnings per share from operations were 5.8%, 7.7%, and less than 1% respectively, which resulted in awards for this component being earned at 145%, 150%, and 0% for the respective years. As discussed above, payment of these awards was deferred until the end of the three-year period. The overall payout of 111% of the target shares, which occurred in February 2010, is reflected in the 2009 Option Exercises and Stock Vested table on page 41.

  2008-2010 Performance Share and Restricted Stock Awards

        On the recommendation of the Human Resources Committee, our Board approved changes to the design of awards for the 2008-2010 period to reflect the evolving business climate within which we operate. As discussed above, the grant for the 2007-2009 performance cycle under the Long-Term Equity Compensation Plan provided for awards of performance shares, 60% of which would be earned based on our level of success in achieving certain TSR targets as compared to the TSR of a peer group of companies, and 40% of which would be earned based on our level of success in achieving certain EPS growth targets, measured on an annual basis.

        Our Human Resources Committee considered the fact that the performance thresholds were not met with respect to either the TSR or EPS growth components for the 2004-2006 cycle, nor was the performance threshold met with respect to the TSR component for the 2005-2007 cycle. Although threshold performance was met with respect to the EPS growth component for the 2005-2007 cycle, performance shares earned and paid out were only 57.5% of the targeted 40% award, resulting in an overall payout of 23%.

        When the Human Resources Committee adopted the criteria for awards for the 2008-2010 period, it appeared that the performance threshold with respect to the TSR component for the 2006-2008 period would not be met, and that the performance threshold for the EPS component would only be met between threshold and target. The Committee changed the criteria for the 2008-2010 cycle based on its belief that the below threshold performance described above, and what it anticipated would be below threshold to marginal performance for the 2006-2008 cycle, indicated that the criteria were unrealistic. Although thresholds for the 2006-2008 period were ultimately exceeded for both the TSR and EPS components, it was not possible to predict early in the year that the economic downturn would impact our peers negatively and that our long-term equity cycles would end the year with a positive accrual.

        In February 2008, when our Human Resources Committee and our Board of Directors were making their decisions about 2008 compensation, we believed the principal reason for the below threshold performance in prior years with respect to the TSR component of the awards was that our announced plans to build new generation capacity, including our consideration of a potential new nuclear facility, had depressed the market price of our stock. We believe the construction of new generation capacity is in our long-term best interests, and the long-term best interests of our shareholders and the communities we serve, but it appeared to us that the financial markets may have had a more short-term focus. Although alignment of our executives' interests with shareholder interests is very important, we wish to continue to encourage our executives and our employees to focus on our long-term goals and avoid having their strategic decisions driven by short-term market performance. Accordingly, to reduce the potential negative impact that we believed might result from our plans for increased generation capacity, we made adjustments to the design of our awards under the Long-Term Equity Compensation Plan.

        For 2008, we asked our compensation consultant to review the long-term incentive practices of a group of peer utility companies that have announced an interest in expanding generation capacity, including those considering building new nuclear facilities. The companies included in this modified 2008 survey were as follows:

  AES Corporation; Ameren Corporation; American Electric Power; CenterPoint Energy, Inc.; Consolidated Edison, Inc.; Constellation Energy Group, Inc.; Dominion Resources, Inc.; DTE Energy Company; Duke Energy Corporation; Edison International; Entergy Corporation; Exelon Corporation; FirstEnergy Corporation; FPL Group, Inc.; Integrys Energy Group, Inc.; Nisource, Inc.; NRG Energy; Pepco Holdings, Inc.; PG&E Corporation; PPL Corporation; Progress Energy, Inc.; Public Service Enterprise Group, Inc.; Reliant Energy; Southern Company; XCEL Energy, Inc.

        Among other findings, the survey revealed the following:

  •
  Type of program.  Although 96% of these utilities used performance plans, over 80% of them also grant restricted stock or stock options. Only four of the companies (16%) used only performance plans for their long-term incentive grants.

  •
  Performance leverage.  The survey also indicated that most of these companies had wider performance ranges than we did. Our TSR performance range was from the 33rd percentile to the 75th percentile; however, the peer group comparison denoted a performance range from the 28th percentile to the 83rd percentile.

  •
  Payout leverage.  Additionally, the survey indicated that some of these companies had lower minimum payouts and higher maximum payouts than we did. Whereas we paid out 50% of target award at threshold performance (33%), the median threshold payout by the peer group was 25% of target, and our maximum payout was 150% of target as compared to maximum median payout by the peer group of 200% of target.

        Based on this review, the Committee approved changes to the 2008-2010 long-term incentive awards to address certain disparities between our program design and those of the peer companies. The approved changes modified the performance and payout ranges for the 2008-2010 awards, equally weighted the external and internal performance measures, and added a restricted stock grant which was not performance based.

        Instead of awards being denominated solely in performance shares which are based 60% on our level of achieving TSR targets and 40% on our level of achieving EPS growth targets, awards for the 2008-2010 period were comprised of a combination of performance shares and restricted stock. Performance shares represented 80% of the awards, consisting of one half to be earned based on our level of achieving TSR targets and the remaining one half to be earned based on our level of achieving EPS growth targets. The remaining 20% of the awards was in the form of restricted stock. The restricted stock will vest at the end of the three-year period, if at all, and is not performance based. Although restricted stock does not have the same risk of forfeiture for failure to meet performance thresholds associated with performance shares, it has no upside potential for payout above target level.

  Components of 2008-2010 Performance Share Awards

        In 2008, we granted performance share awards to each of the Named Executive Officers. Components on which we based performance share awards to senior executive officers were the same TSR and growth in earnings components as the components on which we based performance share awards for the 2007-2009 period as discussed above under "Components of 2007-2009 Performance Share Awards." For the 2008-2010 period, however, half of target performance shares are based on each of the two components. This allocation was made to weight the performance measures equally and to allow for a time-based restricted stock award.

        Performance measurement and award determinations for the 2008-2010 cycle were also made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period. Accordingly, payouts under the 2008-2010 three-year period will be earned for each year that performance goals are met during the three-year period, but vesting and payments will be deferred until the end of the three-year period and will be contingent upon the participants still being employed by us at the end of the period, subject to certain exceptions in the event of retirement, death or disability.

  Performance Criteria for the 2008-2010 Performance Share Awards and Earned Awards for the 2008 and 2009 Performance Periods

        Payouts based on the TSR component of the 2008-2010 plan were scaled according to our ranking against the peer group. Executives earn threshold payouts (equal to 25% of target award) for each year of the three-year period in which we rank at the 25th percentile in relation to the peer group's TSR performance for the one-year period. Target payouts (equal to 100% of target award) are earned for each year of the three-year period in which we rank at the 50th percentile in relation to the peer group's TSR performance for the one-year period. Maximum payouts (equal to 175% of target award) are earned for each year of the three-year period in which our performance ranks at or above the 90th percentile in relation to the peer group's TSR performance for the one-year period. Payouts are scaled between 25% and 175% based on the actual percentile achieved. No payout will be earned if our performance is less than the 25th percentile, and no payouts may exceed 175% of the target award. Threshold, target and maximum payouts at the 25th, 50th and 90th percentiles were used because these generally match the levels used by the companies in the modified 2008 market survey data.

        The peer group of utilities with which we compare our TSR for the 2008-2010 period are set forth below:

  Allegheny Energy, Inc.; Alliant Energy Corporation; Ameren Corporation; American Electric Power; Avista Corporation; Centerpoint Energy Inc.; CMS Energy Corporation; Consolidated Edison, Inc.; Constellation Energy Group, Inc.; Dominion Resources, Inc.; DPL, Inc.; DTE Energy Company; Duke Energy Corporation; Edison International; Entergy Corporation; Exelon Corporation; FirstEnergy Corp.; FPL Group, Inc.; Great Plains Energy, Inc.; Hawaiian Electric Industries, Inc.; Integrys Energy Group, Inc.; NiSource Inc.; Northeast Utilities; NorthWestern Corporation; NSTAR; NV Energy, Inc. (f/k/a Sierra Pacific Resources); OGE Energy Corp.; Pepco Holdings, Inc.; PG&E Corporation; Pinnacle West Capital Corporation; PNM Resources, Inc.; PPL Corporation; Progress Energy, Inc.; Public Service Enterprise Group, Inc.; Puget Energy, Inc.; Southern Company; TECO Energy, Inc.; UIL Holdings Corporation; UniSource Energy Corporation; Vectren Corporation; Westar Energy, Inc.; Wisconsin Energy Corporation; XCEL Energy, Inc.

        For the reasons discussed above under "Performance Criteria for the 2007-2009 Performance Share Awards and Earned Awards for the 2007-2009 Performance Period," the number of utilities included in the peer group used for TSR comparisons is larger than the number included in the market survey utility peer group we use for purposes of setting base salary and short- and long-term incentive targets.

        For the first and second years of the 2008-2010 period, our TSR was at the 82nd and 47th percentile, respectively, which resulted in awards on the TSR component being earned at 160% and 91% for the respective years, payment of which will be deferred until the end of the three-year period as discussed above. See the "Outstanding Equity Awards at 2009 Fiscal Year-End" table on page 40.

        With respect to the growth in earnings component for the 2008-2010 period, executives earn threshold payouts (equal to 25% of target award) for each year in the three-year period in which growth in GAAP-adjusted net earnings per share from operations equals 1%. Executives earn target payouts (equal to 100% of target award) for each year in which such growth equals 4%, and maximum payouts (equal to 175% of target award) for each year in which such growth equals or exceeds 7%. Payouts are scaled between 25% and 175% based on the actual growth in GAAP-adjusted net earnings per share from operations. No payouts will be earned for any year in which growth in GAAP-adjusted net earnings per share from operations is less than 1%, and no payouts will exceed 175% of target award.

        For the first and second years of the 2008-2010 period, our growth in GAAP-adjusted net earnings per share from operations was 7.7% and less than 1%, respectively, which resulted in awards on the earnings per share component being earned at 175% and 0% for the respective years, payment of which will be deferred until the end of the three-year period as discussed above. See the "Outstanding Equity Awards at 2009 Fiscal Year-End" table on page 40.

  Restricted Stock Component of the 2008-2010 Long-Term Equity Compensation Plan Grant

        The remaining twenty percent of the 2008-2010 Long-Term Equity Compensation Plan award was granted in the form of restricted stock. The grants were made on February 14, 2008, and were based on fair market value on the date of grant. The restricted stock is subject to a three-year vesting period which we believe aids in leadership retention. The restricted stock has voting rights prior to vesting, and the restricted stock award is also subject to forfeiture in the event of retirement or termination of employment in either case prior to the end of the vesting period, subject to exceptions for death, disability, or change in control. As previously mentioned, although restricted stock does not have the same risk of forfeiture for failure to meet performance thresholds associated with performance shares, it has no upside potential for payout above the target level.

        Information about the restricted stock awards granted for the 2008-2010 period is provided in the "Outstanding Equity Awards at 2009 Fiscal Year-End" table on page 40.

  2009-2011 Performance Share and Restricted Stock Unit Awards

        For the 2009-2011 period we granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of performance shares and restricted stock units. Performance shares represent 80% of the awards, consisting of one half to be earned based on our level of achieving TSR targets and the remaining one half to be earned based on our level of achieving EPS growth targets. The remaining 20% of the awards is in the form of restricted stock units. We transitioned from awards of restricted stock, which were granted for the first time in February 2008, to awards of restricted stock units, which were awarded for the first time in 2009, because we determined that, under certain circumstances, restricted stock awards could potentially cause immediate adverse tax consequences to certain participants. Performance measurement and award determination for the performance shares for the 2009-2011 cycle will also be made on an annual basis with payment of awards being deferred until after the end of the three-year period. The restricted stock units will vest at the end of the three-year period, if at all, and are not performance based.

  Components of 2009-2011 Performance Share Awards, Performance Criteria for the 2009-2011 Performance Share Awards and Earned Awards for the 2009 Performance Period

        The components of, the performance criteria for, and the TSR peer group of utilities utilized for the performance share awards for the 2009-2011 period are the same as those used for the 2008-2010 period as discussed above under "Components of 2008-2010 Performance Share Awards," and "Performance Criteria for the 2008-2010 Performance Share Awards and Earned Awards for the 2008 and 2009 Performance Periods."

        For the first year of the 2009-2011 period, our TSR was at the 47th percentile, which resulted in an award on the TSR component being earned at 91%, payment of which will be deferred until the end of the three-year period as discussed above. See the "Outstanding Equity Awards at 2009 Fiscal Year-End" table on page 40.

        For the first year of the 2009-2011 period, our growth in GAAP-adjusted net earnings per share from operations was less than 1%, which resulted in no award on the earnings per share component. See the "Outstanding Equity Awards at 2009 Fiscal Year-End" table on page 40.

  Restricted Stock Unit Component of the 2009-2011 Long-Term Equity Compensation Plan Grant

        The 2009-2011 restricted stock unit awards were granted on February 19, 2009, and were based on fair market value on the date of grant. The restricted stock units are subject to a three-year vesting period which, as discussed above, we believe aids in leadership retention. The restricted stock units do not have voting rights prior to vesting, and the restricted stock unit award is also subject to forfeiture in the event of termination of employment prior to the end of the vesting period, subject to exceptions for retirement, death, disability, or change in control. As previously mentioned in connection with the restricted stock grant in 2008, although restricted stock units do not have the same risk of forfeiture for failure to meet performance thresholds associated with performance shares, they have no upside potential for payout above target level. Information about the restricted stock unit awards granted for the 2009 three-year period is provided in the "2009 Grants of Plan-Based Awards" table on page 39. See also the "Outstanding Equity Awards at 2009 Fiscal Year-End" table on page 40.

  2010 Compensation

        At its February 11, 2010 meeting, the Board, on recommendation of the Human Resources Committee, determined that our Named Executive Officers would not receive a salary increase. In addition, the Board, also on the recommendation of the Human Resources Committee, determined performance awards and criteria for both the Short-Term Incentive Plan and the 2010-2012 cycle of the Long-Term Equity Compensation Plan. Such awards and performance criteria do not differ materially from the 2009 awards.

  Retirement and Other Benefit Plans

        We currently sponsor the following retirement benefit plans:

  •
  a tax qualified defined benefit retirement plan (the "Retirement Plan");

  •
  a nonqualified defined benefit Supplemental Executive Retirement Plan (the "SERP") for our senior executive officers;

  •
  a tax qualified defined contribution plan (the "401(k) Plan" also known as the "SCANA Stock Purchase Savings Plan"); and

  •
  a nonqualified defined contribution Executive Deferred Compensation Plan (the "EDCP") for our senior executive officers.

        All employees who have met eligibility requirements may participate in the Retirement Plan and the 401(k) Plan.

        The SERP and the EDCP are designed to provide a benefit to senior executive officers who participate in the Retirement Plan or 401(k) Plan (our tax qualified retirement plans) and whose participation in those tax qualified plans at the same percentage of salary as all other employees is otherwise limited by government regulation. The SERP and EDCP participants are provided with the benefits to which they would have been entitled under the Retirement Plan or 401(k) Plan had their participation not been limited. At present, certain senior executive officers, including the Named Executive Officers, are participants in the SERP and/or EDCP. The SERP is described under the caption "Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan" on page 48 and the EDCP is described under the caption "2009 Nonqualified Deferred Compensation — Executive Deferred Compensation Plan" on page 43. We provide the SERP and EDCP benefits because they allow our senior executive officers the opportunity to defer the same percentage of their compensation as other employees. We also believe, based on market survey data, that these plans are necessary to make our senior executive officer retirement benefits competitive.

        We also provide other benefits such as medical, dental, life and disability insurance, which are available to all of our employees. In addition, we provide certain of our executive officers with additional long-term disability insurance and retiree term life insurance.

  Termination, Severance and Change in Control Arrangements

        We have entered into arrangements with certain of our senior executive officers, including our Named Executive Officers, that provide for payments to them in the event of a change in control of our Company. These arrangements, including the triggering events for payments and possible payment amounts, are described under the caption "Potential Payments Upon Termination or Change in Control." We believe that these arrangements are not uncommon for executives at the level of our Named Executive Officers, including executives of the companies included in our compensation market survey information. We believe these arrangements are an important factor in attracting and retaining our senior executive officers by assuring them financial and employment status protections in the event control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and thereby, can help to align their interests more closely with those of shareholders in negotiating transactions that could result in a change in control.

  Perquisites

        We provide limited perquisites to senior executive officers as summarized below.

  Company Aircraft

        The Company owns two turboprop aircraft for the use of officers and managers in their travels to various operations throughout our service areas, as well as to meet with regulatory bodies, industry groups, financial groups, and to conduct other Company business. Our senior executive officers may use our aircraft for business purposes on a non-exclusive basis. Our aircraft may also be used from time to time to transport directors to and from meetings and committee meetings of the Board of Directors. Spouses or close family members of directors and senior executive officers occasionally accompany a director or senior executive officer on the aircraft when the director or executive officer is flying for our business purposes. On rare occasions, a senior executive officer may use our aircraft for personal use that is not in connection with a business purpose. We impute income to the executive for certain expenses related to such use.

        For purposes of determining total 2009 compensation, we valued the aggregate incremental cost of the personal use of our aircraft, if any, using a method that takes into account the variable expenses associated with operating the aircraft, which variable expenses are only incurred if the planes are flying. The following items are included in our aggregate incremental cost: aircraft fuel and oil expenses per hour of flight; maintenance, parts and external labor (inspections and repairs) per hour of flight; landing/parking/flight planning services expenses; crew travel expenses; and supplies and catering.

  Medical Examinations

        We provide each of our senior executive officers the opportunity to have a comprehensive annual medical examination from Duke University, the Medical University of South Carolina, or the physician of his or her choice. We believe this examination helps encourage health conscious senior executive officers, and helps in planning for any health related retirements or resignations.

  Security Systems

        We offer installation and provide monitoring of home security systems for our senior executive officers. Because we operate a nuclear facility and provide essential services to the public, we believe we have a duty to help assure uninterrupted and safe operations by protecting the safety and security of our senior executive officers. We provide such installation and monitoring at more than one home for some senior executive officers.

  Other Perquisites

        We provide a taxable allowance to our senior executive officers for financial counseling services, including tax preparation and estate planning services. We value this benefit based on the actual charges incurred. We also pay the initiation fees and monthly dues for club memberships for senior executive officers exclusively for business use. We sometimes invite spouses to accompany directors and senior executive officers to our quarterly Board meetings because we believe social gatherings of directors and senior executive officers in connection with these meetings increases collegiality.

  Accounting and Tax Treatment of Compensation and Other Compensation Discussion

  Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code establishes a limit on the tax deductibility of annual compensation in excess of $1,000,000 for certain senior executive officers, including the Named Executive Officers. Certain performance-based compensation approved by shareholders is not subject to the tax deduction limit. Our Long-Term Equity Compensation Plan is currently qualified so that most performance-based awards under that Plan constitute compensation that is not subject to Section 162(m). However, our Long-Term Equity Compensation Plan is required to be approved by our shareholders every five years to maintain this exemption from Section 162(m), which is the reason we are submitting the Long-Term Equity Compensation Plan for shareholder approval at the 2010 Annual Meeting. If our proposal to approve the Long-Term Equity Compensation Plan is not adopted by our shareholders at the 2010 Annual Meeting, we will no longer be able to claim the exception to the deductibility limit for awards granted under the Plan.

        Our Annual Short-Term Incentive Plan does not meet 162(m) tax deductibility requirements. To maintain flexibility in compensating senior executive officers in a manner designed to promote various corporate goals, the Human Resources Committee has not adopted a policy that all compensation must be tax deductible. Since Mr. Timmerman's salary was above the $1,000,000 threshold, we may not deduct a portion of his compensation for tax purposes. The Human Resources Committee considered these tax effects in connection with its deliberations on senior executive compensation.

  Accounting for Stock Based Compensation

        Beginning January 1, 2006, we began accounting for stock based compensation in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R) (now codified as FASB ASC Topic 718). All stock based compensation awards, with the exception of the February 2008 restricted stock awards which are valued at fair market value, have been accounted for as liability awards.

  Financial Restatement

        Although we have never experienced such a situation, our Board of Directors' policy would be to consider on a case-by-case basis a retroactive adjustment to any cash or equity-based incentive compensation paid to our senior executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of a prior award or payment.

  Security Ownership Guidelines for Executive Officers

        At its February 2010 meeting, the Board established minimum stock ownership guidelines for senior executive officers with a title of Senior Vice President and above. The Board determined that the Chief Executive Officer will be required to hold a minimum of five times his or her annual base salary in the form of SCANA common stock and that all other senior executive officers will be required to hold a minimum of three times their annual base salary in the form of SCANA common stock. Current senior executive officers will have five years in which to acquire sufficient shares to meet the minimum stock ownership requirement. Any newly elected Chief Executive Officer or Senior Vice President will have a period of five years from election to meet the required minimum ownership requirement. Once a senior executive officer complies with the minimum ownership guidelines, compliance will not be jeopardized by fluctuations in the price of the Company's common stock so long as the senior executive officer has not sold shares of the Company's common stock which were included to meet the minimum ownership requirements. The Human Resources Committee of the Board will monitor compliance with the policy, and also has the authority to grant a temporary waiver of the minimum share ownership requirement upon demonstration by the senior executive officer that, due to a financial hardship or other good reason, he or she cannot meet the requirement. For purposes of meeting the applicable guidelines, the following will be considered SCANA common stock: (i) shares held directly; (ii) stock held in any defined contribution, employee stock ownership plan or other stock-based plan; (iii) performance shares/units under an incentive or base salary deferral plan; (iv) performance shares/units earned and/or deferred in any long-term incentive plan account; and (v) vested and unvested restricted stock and restricted stock unit awards. The Board directed that the Company institute appropriate policies and administrative processes to ensure the minimums are effectively monitored and communicated with annual reports to the Human Resources Committee.

        The following table sets forth direct and at-risk stock ownership by executives as of March 1, 2010:

Senior Staff Member	Title	Age(1)	Years of Service(1)	Shares Held Directly(2)	Deferred Compensation Shares (401(k) & EDCP)	Accrued but not vested LTEP Grants and Restricted Stock Units(3)	Total Shares

W. B. Timmerman	President and Chief Executive Officer	63	31	41,785	102,424	87,460	231,669

J. E. Addison	Senior Vice President and Chief Financial Officer	49	18	3,224	14,337	17,367	34,928

G. J. Bullwinkel, Jr.	Senior Vice President	61	39	5,902	68,542	20,559	95,003

S. D. Burch	Senior Vice President	52	18	1,904	14,215	7,782	23,901

S. A. Byrne	Executive Vice President	50	14	3,826	28,202	19,674	51,702

P. V. Fant	Senior Vice President	56	30	2,260	28,893	7,922	39,075

R. T. Lindsay	Senior Vice President and General Counsel	59	1	0	434	6,106	6,540

K. B. Marsh	Senior Vice President	54	25	11,489	21,545	30,771	63,805

C. B. McFadden	Senior Vice President	64	40	8,808	34,254	8,771	51,833

(1)
Calculated as of February 16, 2010, on which date Mr. Lindsay had completed 11 months of service.

(2)
Includes restricted stock granted on February 14, 2008, but does not include shares held by close relatives, shares held in trust for others, and/or shares that are subject to options.

(3)
Includes Performance Shares and Restricted Stock Units.

Compensation Committee Report

        The Human Resources Committee has reviewed and discussed with management the "Compensation Discussion and Analysis" included in this proxy statement. Based on that review and discussion, the Human Resources Committee recommended to our Board of Directors that the "Compensation Discussion and Analysis" be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission and included in this proxy statement.

  Mr. G. Smedes York, Chairman
  Mr. James A. Bennett
  Mrs. Sharon A. Decker
  Mr. D. Maybank Hagood
  Mr. James M. Micali
  Ms. Lynne M. Miller
  Mr. James W. Roquemore
  Mr. Maceo K. Sloan
  Mr. Harold C. Stowe

SUMMARY COMPENSATION TABLE

        The following table summarizes information about compensation paid or accrued during 2009, 2008 and 2007 to our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated executive officers during 2009. (As noted in the Compensation Discussion and Analysis, we refer to these persons as our Named Executive Officers.)

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

W. B. Timmerman,	2009	$1,099,000	—	$2,748,816	—	$700,613	$370,997	$113,932	$5,033,358
President and Chief	2008	$1,094,985	$186,830	$3,047,611	—	$467,075	$334,694	$123,448	$5,254,643
Executive Officer	2007	$1,043,408	$177,956	$2,848,415	—	$444,890	$330,605	$121,481	$4,966,755

J. E. Addison,	2009	$412,500	—	$573,173	—	$185,625	$92,033	$61,004	$1,324,335
Senior Vice President and	2008	$385,048	$46,891	$577,730	—	$117,229	$43,676	$56,538	$1,227,112
Chief Financial Officer	2007	$303,846	$36,600	$456,448	—	$91,500	$41,300	$29,242	$958,936

K. B. Marsh,	2009	$580,000	—	$967,150	—	$282,750	$195,117	$83,084	$2,108,101
Senior Vice President	2008	$577,692	$75,400	$1,072,244	—	$188,500	$100,108	$55,229	$2,069,173
	2007	$548,115	$71,500	$1,010,225	—	$178,750	$113,085	$53,730	$1,975,405

G. J. Bullwinkel, Jr.,	2009	$465,000	—	$646,149	—	$209,250	$201,060	$46,293	$1,567,752
Senior Vice President	2008	$463,462	$55,800	$716,373	—	$139,500	$150,445	$56,758	$1,582,338
	2007	$443,462	$53,400	$665,991	—	$133,500	$159,343	$44,950	$1,500,646

S. A. Byrne,	2009	$445,000	—	$618,351	—	$200,250	$114,044	$56,684	$1,434,329
Executive Vice President	2008	$443,077	$53,400	$685,597	—	$133,500	$56,283	$43,470	$1,415,327
	2007	$418,492	$50,400	$628,586	—	$126,000	$62,519	$42,093	$1,328,090

(1)
No Named Executive Officers received base salary increases in 2009. The slight difference between 2008 and 2009 annual salaries as reflected in the Summary Compensation Table are a result of the full 2008 salary increase being earned in 2009 as opposed to the partial year increase earned in 2008.

(2)
Represents discretionary bonus awards, for 2008 and 2007, as permitted under the Short-Term Annual Incentive Plan. No discretionary bonus awards were granted for 2009.

(3)
The information in this column relates to performance share, restricted stock, and restricted stock unit awards (liability awards) under the Long-Term Equity Compensation Plan. This plan is discussed under " — Compensation Discussion and Analysis — Long-Term Equity Compensation Plan" on page 27. The amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The value of performance share awards is based on the probable outcome of performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. For 2009, the maximum values of the performance shares, assuming the highest levels of performance, would be as follows: Mr. Timmerman $3,889,716; Mr. Addison $811,066; Mr. Marsh $1,368,567; Mr. Bullwinkel $914,341; and Mr. Byrne $875,019. The assumptions made in the valuation of stock awards are set forth in Note 3 to our audited financial statements for the year ended December 31, 2009, which are included in our Form 10-K for the year ended December 31, 2009, and this proxy statement.

(4)
Payouts under the Short-Term Annual Incentive Plans were based on our achieving our business objectives and our Named Executive Officers achieving their individual financial and strategic objectives, as discussed in further detail under " — Compensation Discussion and Analysis — Short-Term Annual Incentive Plan" on page 25.

(5)
The aggregate change in the actuarial present value of each Named Executive Officer's accumulated benefits under SCANA's Retirement Plan and Supplemental Executive Retirement Plan from the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the prior completed fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the covered fiscal year shown, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. These plans are discussed under " — Compensation Discussion and Analysis — Retirement and Other Benefit Plans" on page 33, " — Defined Benefit Retirement Plan" on page 42, " — Supplemental Executive Retirement Plan" on page 42, and " — Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan" on page 48.

(6)
All other compensation paid to each Named Executive Officer, including company contributions to the 401(k) Plan and the Executive Deferred Compensation Plan, imputed income for disability insurance and plane use, if any, tax reimbursements with respect to perquisites or other personal benefits, life insurance premiums on policies owned by Named Executive Officers, and perquisites that exceeded $10,000 in the aggregate for any Named Executive Officer. For 2009, the Company contributions to defined contribution plans were as follows:

  Mr. Timmerman $105,174; Mr. Addison $34,504; Mr. Marsh $50,634; Mr. Bullwinkel $39,618; and Mr. Byrne $37,914. For 2009, tax reimbursements with respect to perquisites or other personal benefits were as follows: Mr. Addison $486; Mr. Bullwinkel $100; and Mr. Byrne $501. Perquisites exceeded $10,000 for each of Mr. Addison, Mr. Marsh and Mr. Byrne. Mr. Addison's All Other Compensation includes perquisites of $19,532 consisting of expenses related to the Company provided medical examination, financial planning services, maintenance and monitoring of a residential security system, and residential security system capital installation costs totaling $16,023. Mr. Marsh's All Other Compensation includes perquisites of $26,617 consisting of expenses related to the Company provided medical examination, maintenance and monitoring of a residential security system, and residential security system capital installation costs totaling $23,398. Mr. Byrne's All Other Compensation includes perquisites of $12,018 consisting of expenses for financial planning services, maintenance and monitoring of a residential security system, and residential security system capital installation costs totaling $10,038. Life insurance premiums on policies owned by the Named Executive Officers did not exceed $10,000 for any Named Executive Officer.

2009 GRANTS OF PLAN-BASED AWARDS

        The following table sets forth information about each grant of an award made to a Named Executive Officer under our compensation plans during 2009.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(4)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)(4)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

W. B. Timmerman	2-19-09	$467,075	$934,150	$1,401,225					—	—
	2-19-09				17,551	70,205	122,859		—	—	$2,222,690
	2-19-09							16,618	—	—	$526,126

J. E. Addison	2-19-09	$123,750	$247,500	$371,250					—	—
	2-19-09				3,660	14,639	25,618		—	—	$463,471
	2-19-09							3,465	—	—	$109,702

K. B. Marsh	2-19-09	$188,500	$377,000	$565,500					—	—
	2-19-09				6,175	24,701	43,227		—	—	$782,034
	2-19-09							5,847	—	—	$185,116

G. J. Bullwinkel, Jr.	2-19-09	$139,500	$279,000	$418,500					—	—
	2-19-09				4,126	16,503	28,880		—	—	$522,485
	2-19-09							3,906	—	—	$123,664

S. A. Byrne	2-19-09	$133,500	$267,000	$400,500					—	—
	2-19-09				3,948	15,793	27,638		—	—	$500,006
	2-19-09							3,738	—	—	$118,345

(1)
The amounts in columns (c), (d) and (e) represent the threshold, target and maximum awards that could have been paid under the 2009 Short-Term Annual Incentive Plan if performance criteria were met. Target awards were based 50% on our achieving earnings per share objectives and 50% on achieving business and individual performance objectives. For 2009, our earnings per share were $2.85, and all of the Named Executive Officers met all of their individual strategic objectives. Accordingly, there was a 50% payout on the earnings per share half of the award, and a 100% payout on the individual strategic objectives half of the award, for a total payout of 75% of the target award. The 2009 amounts shown in column (g) of the Summary Compensation Table, therefore, reflect a 75% payout of column (d) above. A discussion of the 2009 Short-Term Annual Incentive Plan is included under " — Compensation Discussion and Analysis — Short-Term Annual Incentive Plan" on page 25.

(2)
Represents total potential future payouts of the 2009-2011 performance share awards under the Long-Term Equity Compensation Plan. Payout of performance share awards at the end of the 2009-2011 Plan period will be dictated by our performance against pre-determined measures of TSR and growth in GAAP-adjusted net earnings per share from operations for each year of the three-year period. Awards for the 2009 performance period have been earned at 91% of target for the TSR portion, but, because growth in GAAP adjusted net earnings per share from operations was less than 1%, no EPS award was earned for the period. The earned TSR portion of the 2009-2011 performance share awards will not vest until the end of the 2009-2011 cycle.

(3)
Represents restricted stock unit awards. Restricted stock unit awards are time based and vest after three years if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or a change in control.

(4)
A discussion of the components of the performance share and restricted stock unit awards is included under " — Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Components of 2009-2011 Performance Share Awards, Performance Criteria for the 2009-2011 Performance Share Awards and Earned Awards for the 2009 Performance Period" and " — Restricted Stock Unit Component of 2009-2011 Long-Term Equity Compensation Plan Grant" beginning on page 32.

(5)
The grant date fair value of restricted stock unit awards is computed in accordance with FAS123R. The grant date fair value of performance share awards is based on the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END

        The following table sets forth certain information regarding equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2009.

		Stock Awards

Name	Date of Grant	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)(4)
(a)		(g)	(h)	(i)	(j)

W. B. Timmerman	2-19-09	10,648	$401,217	29,252	$1,102,215
	2-19-09	16,618	$626,166
	2-14-08	45,859	$1,727,967	13,456	$507,022
	2-14-08	17,006	$640,786

J. E. Addison	2-19-09	2,220	$83,650	6,100	$229,848
	2-19-09	3,465	$130,561
	2-14-08	8,693	$327,552	2,551	$96,122
	2-14-08	3,224	$121,480

K. B. Marsh	2-19-09	3,746	$141,149	10,292	$387,803
	2-19-09	5,847	$220,315
	2-14-08	16,135	$607,967	4,735	$178,415
	2-14-08	5,983	$225,439

G. J. Bullwinkel, Jr.	2-19-09	2,503	$94,313	6,878	$259,163
	2-19-09	3,906	$147,178
	2-14-08	10,780	$406,190	3,164	$119,220
	2-14-08	3,997	$150,607

S. A. Byrne	2-19-09	2,395	$90,244	6,581	$247,972
	2-19-09	3,738	$140,848
	2-14-08	10,316	$388,707	3,028	$114,095
	2-14-08	3,826	$144,164

(1)
The awards granted on February 19, 2009 represent performance shares and restricted stock units awarded under the 2009-2011 performance cycle of the Long-Term Equity Compensation Plan that have been earned, but have not vested. The TSR portion of the performance awards for the first year of the 2009-2011 performance cycle were earned based on our achieving a TSR at the 47th percentile; however, because our growth in GAAP-adjusted net earnings per share from operations was less than 1%, no award was earned on the EPS portion of the awards. The performance share and restricted stock unit awards will vest on December 31, 2011, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control.

The awards granted on February 14, 2008 represent performance shares and restricted stock awarded under the 2008-2010 performance cycle of the Long-Term Equity Compensation Plan that have been earned, but have not vested. The first two years of the 2008-2010 performance awards were earned based on achieving TSR at the 82nd and 47th percentiles, respectively, and growth in GAAP-adjusted net earnings per share from operations of 7.7% and less than 1%, respectively, and such shares will vest on December 31, 2010 if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control. The restricted stock award will vest on December 31, 2010, if the Named Executive Officer is still employed by us at that date, subject to exceptions for death, disability, or change in control.

(2)
The market value of these awards is based on the closing market price of our common stock on the New York Stock Exchange on December 31, 2009 of $37.68.

(3)
The awards granted on February 19, 2009 represent performance shares remaining in the 2009-2011 performance cycle that have not been earned. Assuming the performance criteria are met and the reported payout levels are sustained, these performance shares will vest on December 31, 2011, subject to exceptions for retirement, death, disability, or change in control.

The awards granted February 14, 2008 represent performance shares remaining in the 2008-2010 performance cycle that have not been earned. Assuming the performance criteria are met and the reported payout levels are sustained, these shares will vest on December 31, 2010, subject to exceptions for retirement, death, disability, or change in control.

(4)
For each of the 2010 and 2011 periods remaining in the 2009-2011 awards, performance shares tracking against TSR (50% of award) are projected to result in a less than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the target performance measure for these 2010 and 2011 TSR portions of the shares. Performance shares tracking against growth in GAAP-adjusted net earnings per share from operations (50% of award) for the 2010 and 2011 periods remaining in the 2009-2011 awards are projected to result in less than threshold payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the threshold performance measure for these 2010 and 2011 growth in GAAP-adjusted net earnings per share from operations portions of the shares.

For the 2010 period remaining in the 2008-2010 awards, performance shares tracking against TSR (50% of award) are projected to result in a less than target payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the target performance measure for the 2010 TSR portions of the shares. Performance shares tracking against growth in GAAP-adjusted net earnings per share from operations (50% of award) for the 2010 period remaining in the 2008-2010 awards are projected to result in less than a threshold payout. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the threshold performance measure for the 2010 growth in GAAP-adjusted net earnings per share from operations portions of the shares.

 2009 OPTION EXERCISES AND STOCK VESTED

        The following table sets forth information about exercises of stock options and stock awards that vested for each Named Executive Officer during 2009. No stock options were exercised during 2009.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
(a)	(b)	(c)	(d)	(e)

W. B. Timmerman	—	—	75,067	$2,828,525

J. E. Addison	—	—	12,029	$453,253

K. B. Marsh	—	—	26,622	$1,003,117

G. J. Bullwinkel, Jr.	—	—	17,551	$661,322

S. A. Byrne	—	—	16,566	$624,207

(1)
Represents the portion of the 2007-2009 Performance Share Awards that vested at the end of 2009 based on our achieving the earnings per share component between threshold and target and the TSR component at slightly above target. Dollar amounts in column (e) are calculated by multiplying the number of shares shown in column (d) by the closing price of SCANA common stock on the vesting date. In addition to the amounts above, each Named Executive Officer also received dividend equivalents on the shares listed above. These awards were paid in cash in 2010.

 PENSION BENEFITS

        The following table sets forth certain information relating to our Retirement Plan and Supplemental Executive Retirement Plan.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(1)(2)	Payments During Last Fiscal Year($)
(a)	(b)	(c)	(d)	(e)

W. B. Timmerman	SCANA Retirement Plan	31	$992,907	$0
	SCANA Supplemental Executive Retirement Plan	31	$2,926,443	$0

J. E. Addison	SCANA Retirement Plan	18	$214,015	$0
	SCANA Supplemental Executive Retirement Plan	18	$159,997	$0

K. B. Marsh	SCANA Retirement Plan	25	$575,489	$0
	SCANA Supplemental Executive Retirement Plan	25	$626,462	$0

G. J. Bullwinkel, Jr.	SCANA Retirement Plan	38	$1,307,198	$0
	SCANA Supplemental Executive Retirement Plan	38	$926,604	$0

S. A. Byrne	SCANA Retirement Plan	14	$191,075	$0
	SCANA Supplemental Executive Retirement Plan	14	$326,616	$0

(1)
Computed as of December 31, 2009, the plan measurement date used for financial statement reporting purposes.

(2)
Present value calculation determined using current account balances for each Named Executive Officer as of December 31, 2009, based on assumed retirement at normal retirement age (specified as age 65) and other assumptions as to valuation method, interest rate, discount rate and other material factors as set forth in Note 3 to our audited financial statements for the year ended December 31, 2009, which are included in our Form 10-K for the year ended December 31, 2009, and with this Proxy Statement.

        The SCANA Retirement Plan is a tax qualified defined benefit plan and the Supplemental Executive Retirement Plan is a nonqualified deferred compensation plan. Effective January 1, 2009, the Plans provide for full vesting after three years of service or after reaching age 65. All Named Executive Officers are fully vested in both Plans.

Defined Benefit Retirement Plan

        The SCANA Retirement Plan (the "Retirement Plan") is a tax qualified defined benefit retirement plan. The plan uses a mandatory cash balance benefit formula for employees hired on or after January 1, 2000. Effective July 1, 2000, SCANA employees hired prior to January 1, 2000 were given the choice of remaining under the Retirement Plan's final average pay formula or switching to the cash balance formula. All the Named Executive Officers participate under the cash balance formula of the Retirement Plan.

        The cash balance formula is expressed in the form of a hypothetical account balance. Account balances are increased monthly by interest and compensation credits. The interest rate used for accumulating account balances is determined annually using a blended rate based on 30-year Treasury securities and the applicable segment rates determined under Internal Revenue Code Section 417(c)(3)(D) calculated using the rates for December of the previous calendar year. Compensation credits equal 5% of compensation up to the Social Security wage base and 10% of compensation in excess of the Social Security wage base.

Supplemental Executive Retirement Plan

        In addition to our Retirement Plan for all employees, we provide a Supplemental Executive Retirement Plan (the "SERP") for certain eligible employees, including the Named Executive Officers. The SERP is an unfunded plan that provides for benefit payments in addition to benefits payable under the qualified Retirement Plan in order to replace benefits lost in the Retirement Plan because of Internal Revenue Code maximum benefit limitations. The SERP is discussed under the caption " — Potential Payments Upon Termination or Change in Control — Retirement Benefits" on page 48, and under the caption " — Compensation Discussion and Analysis — Retirement and Other Benefit Plans" on page 33.

2009 NONQUALIFIED DEFERRED COMPENSATION

        The following table sets forth information with respect to the Executive Deferred Compensation Plan:

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)

W. B. Timmerman	$90,474	$90,474	$290,343	$0	$3,468,352

J. E. Addison	$19,897	$19,897	$33,657	$117,893	$322,870

K. B. Marsh	$35,934	$35,934	$(24,113)	$14,149	$911,269

G. J. Bullwinkel, Jr.	$24,918	$24,918	$152,864	$0	$1,661,858

S. A. Byrne	$23,214	$23,214	$57,554	$0	$624,911

(1)
The amounts reported in columns (b) and (c) are reflected in columns (c) and (i), respectively, of the Summary Compensation Table. No amounts in column (d) are reported, or have been previously reported, in the Summary Compensation Table as there were no above market or preferential earnings credited to any Named Executive Officer's account. The amounts reported in column (f) consisting of Named Executive Officer and Company contributions were previously reported in columns (c) and (i), respectively, of the 2008 and 2007 Summary Compensation Tables in the following amounts: Mr. Timmerman, $180,714 for 2008, $171,810 for 2007; Mr. Addison $34,303 for 2008, $23,406 for 2007; Mr. Marsh $97,033 for 2008, $67,922 for 2007; Mr. Bullwinkel $51,378 for 2008, $48,477 for 2007; and Mr. Byrne $47,591 for 2008, $44,187 for 2007. For prior years, amounts would have been included in the Summary Compensation Table when required by the rules of the Securities and Exchange Commission.

Executive Deferred Compensation Plan

        The Executive Deferred Compensation Plan (the "EDCP") is a nonqualified deferred compensation plan in which our senior executive officers, including Named Executive Officers, may participate if they choose to do so. Each participant may elect to defer up to 25% of that part of his or her eligible earnings (as defined in SCANA Corporation Stock Purchase Savings Plan, our 401(k) plan), that exceeds the limitation on compensation otherwise required under Internal Revenue Code Section 401(a)(17), without regard to any deferrals or the foregoing of compensation. For 2009, participants could defer eligible earnings in excess of $245,000. In addition, a participant may elect to defer up to 100% of any performance share award for the year under our Long-Term Equity Compensation Plan. We match the amount of compensation deferred by each participant up to 6% of the participant's eligible earnings (excluding performance share awards) in excess of the Internal Revenue Code Section 401(a)(17) limit.

        We record the amount of each participant's deferred compensation and the amount we match in a ledger account and credit a rate of return to each participant's ledger account based on hypothetical investment alternatives chosen by the participant. The committee that administers the EDCP designates various hypothetical investment alternatives from which the participants may choose. Using the results of the hypothetical investment alternatives chosen, we credit each participant's ledger account with the amount it would have earned if the account amount had been invested in that alternative. If the chosen hypothetical investment alternative loses money, the participant's ledger account is reduced by the corresponding amount. All amounts credited to a participant's ledger accounts continue to be credited or reduced pursuant to the chosen investment alternatives until such amounts are paid in full to the participant or his or her beneficiary. No actual investments are made. The investment alternatives are only used to generate a rate of increase (or decrease) in the ledger accounts, and amounts paid to participants are solely our obligation. In connection with this Plan, the Board has established a grantor trust (known as the "SCANA Corporation Executive Benefit Plan Trust") for the purpose of accumulating funds to satisfy the obligations we incur under the EDCP. At any time prior to a change in control we may transfer assets to the trust to satisfy all or part of our obligations under the EDCP. Notwithstanding the establishment of the trust, the right of participants to receive future payments is an unsecured claim against us. The trust has been partially funded with respect to ongoing deferrals and Company matching funds since October 2001.

        In 2009, the Named Executive Officers' ledger accounts were credited with earnings (or losses) based on the following hypothetical investment alternatives and rates of returns:

  Merrill Lynch Retirement Preservation Trust (+1.66%); PIMCO Total Return (+13.58%); Dodge & Cox Common Stock (+31.27%); American Century Inc. & Growth Adv. (+17.58%); INVESCO 500 Index Trust (+26.55%);

  American Funds Growth Fund of America (+34.91%); T. Rowe Price Mid Cap Value (+46.68%); Managers AMG TimesSquare Mid Cap Growth Fund (+37.02%); RS Partners (+43.67%); Vanguard Explorer (+36.45%); American Funds Europacific Growth (+39.10%); SCANA Corporation Stock (+12.27%); Vanguard Target Retirement Income (+14.28%); Vanguard Target Retirement 2005 (+16.16%); Vanguard Target Retirement 2015 (+21.30%); Vanguard Target Retirement 2025 (+24.81%); Vanguard Target Retirement 2035 (+28.17%); Vanguard Target Retirement 2045 (+28.15%).

        The measures for calculating interest or other plan earnings are based on the investments chosen by the manager of each investment vehicle, except the SCANA Corporation Stock, the earnings of which are based on the value of our common stock.

        The hypothetical investment alternatives may be changed at any time on a prospective basis by the participants in accordance with the telephone, electronic, and written procedures and forms adopted by the Committee for use by all participants on a consistent basis.

        Participants may elect the deferral period for each separate deferral made under the Plan. Participants may elect to defer payment of eligible earnings or performance share awards until their termination of employment or until a date certain prior to termination of employment. Any post-2004 deferrals and hypothetical earnings thereon must be payable at the same date certain if the date certain payment alternative is chosen. In accordance with procedures established by the Committee, with respect to any deferrals to a date certain, a participant may request that the Committee approve an additional deferral period of at least 60 months as to any post-2004 deferrals and hypothetical earnings thereon, or at least 12 months as to any pre-2005 deferrals and hypothetical earnings thereon. The request must be made at least 12 months before the expiration of the date certain deferral period for which an additional deferral period is being sought. Notwithstanding a participant's election of a date certain deferral period or any modification thereof as discussed above, deferred amounts will be paid, or begin to be paid as soon as practicable after the earliest to occur of participant's death, termination of employment, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability. "Termination of employment" is defined by the EDCP as any termination of the participant's employment relationship with us and any of our affiliates, and, with respect to post-2004 deferrals and hypothetical earnings thereon, the participant's separation from service from us and our affiliates as determined under Internal Revenue Code section 409A and the guidelines issued thereunder.

        Participants also elect the manner in which their deferrals and hypothetical earnings thereon will be paid. For amounts earned and vested after January 1, 2005, distribution and withdrawal elections are subject to Internal Revenue Code Section 409A. All amounts payable at a date certain prior to participant's termination of employment, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, must be paid in the form of a single cash payment. Payments made after termination of employment, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, will also be paid in the form of a single cash payment. Instead of a single cash payment, a participant may, however, elect to have all amounts payable as a result of termination of employment after attainment of age 55, death while employed and after attainment of age 55, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, termination of employment due to disability, paid in the form of annual installments over a period not to exceed five years with respect to post-2004 deferrals and hypothetical earnings thereon or 15 years with respect to pre-2005 deferrals and hypothetical earnings thereon.

        Payments as a result of a separation from service of post-2004 deferrals and hypothetical earnings thereon to persons who are "specified employees" under our procedures adopted in accordance with Internal Revenue Code Section 409A and guidance thereunder (certain officers and executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant's separation from service or (ii) the date of the participant's death.

        A participant may request and receive, with the approval of the Committee, an acceleration of the payment of some or all of the participant's ledger account due to severe financial hardship as the result of certain extraordinary and unforeseeable circumstances arising as a result of events beyond the individual's control. With respect to pre-2005 deferrals and hypothetical earnings thereon, a participant may also obtain a single lump sum payment of this ledger account on an accelerated basis by forfeiting 10% of the amount accelerated or by making the election, not less than 12 months prior to the date on which the accelerated payment is to be made, to accelerate the payment to a date not less than 12 months before the payment otherwise would be made. Additionally, the Plan provides for the acceleration of payments following a change in control of our Company. The change in control provisions are discussed under " — Potential Payments Upon Termination or Change in Control — Change in Control Arrangements."

Potential Payments Upon Termination or Change in Control

  Change in Control Arrangements

        Effective December 31, 2009, we terminated the SCANA Corporation Key Executive Severance Benefits Plan, which provided for payment of benefits immediately upon a change in control unless the Plan was terminated prior to the change in control. Also as of December 31, 2009, we amended our change in control benefits to eliminate excise tax gross ups.

  Triggering Events for Payments under the Supplementary Key Executive Severance Benefits Plan

        The SCANA Corporation Supplementary Key Executive Severance Benefits Plan (the "Supplementary Severance Plan") provides for payments to our senior executive officers in connection with a change in control of our Company. The Supplementary Severance Plan provides for payment of benefits if, within 24 months after a change in control, we terminate a senior executive officer's employment without just cause or if the senior executive officer terminates his or her employment for good reason.

        Our Supplementary Severance Plan is intended to advance the interests of our Company by providing highly qualified executives and other key personnel with an assurance of equitable treatment in terms of compensation and economic security and to induce continued employment with the Company in the event of certain changes in control. We believe that an assurance of equitable treatment will enable valued executives and key personnel to maintain productivity and focus during a period of significant uncertainty inherent in change in control situations. We also believe that compensation plans of this type aid the Company in attracting and retaining the highly qualified professionals who are essential to our success. The structure of the Plan, and the benefits which might be paid in the event of a change in control, are reviewed as part of the Human Resources Committee's annual review of tally sheets for each senior executive officer. The Human Resources Committee has reviewed the structure of the Plan and the overall compensation that might be due pursuant to those plans as part of its discussions of plan amendments adopted in 2009.

        The Plan provides that a "change in control" will be deemed to occur under the following circumstances:

  •
  if any person or entity becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the outstanding shares of our common stock;

  •
  if, during a consecutive two-year period, a majority of our directors cease to be individuals who either (i) were directors on the Board at the beginning of such period, or (ii) became directors after the beginning of such period but whose election by the Board, or nomination for election by our shareholders, was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period, or whose election or nomination for election was previously so approved;

  •
  if (i) we consummate a merger or consolidation of our Company with another corporation (except a merger or consolidation in which our outstanding voting shares prior to such transaction continue to represent at least 80% of the combined voting power of the surviving entity's outstanding voting shares after such transaction), or (ii) our shareholders approve a plan of complete liquidation of our Company, or an agreement to sell or dispose of all or substantially all of our assets; or

  •
  if we consummate the sale of the stock of, or our shareholders approve a plan of complete liquidation of, or an agreement for the sale or disposition of substantially all of the assets of South Carolina Electric & Gas Company, Carolina Gas Transmission Corporation (f/k/a South Carolina Pipeline Corporation) or any of our other subsidiaries that the Board designates to be a material subsidiary. This last provision would constitute a change in control only with respect to participants exclusively assigned to the affected subsidiary.

        As noted above, benefits under the Supplementary Severance Plan would be triggered if, within 24 months after a change in control, we terminated the senior executive officer's employment without just cause or if the senior executive officer terminated his or her employment for good reason. Under the plan, we would be deemed to have "just cause" for terminating the employment of a senior executive officer if he or she:

  •
  willfully and continually failed to substantially perform his or her duties after we made demand for substantial performance;

  •
  willfully engaged in conduct that is demonstrably and materially injurious to us; or

  •
  were convicted of a felony or certain misdemeanors.

        A senior executive officer would be deemed to have "good reason" for terminating his or her employment if, after a change in control, without his or her consent, any one or more of the following occurred:

  •
  a material diminution in his or her base salary;

  •
  a material diminution in his or her authority, duties, or responsibilities;

  •
  a material diminution in the authority, duties, or responsibilities of the supervisor to whom he or she is required to report, including a requirement that he or she report to one of our officers or employees instead of reporting directly to the Board;

  •
  a material diminution in the budget over which he or she retains authority;

  •
  a material change in the geographic location at which he or she must perform services; or

  •
  any other action or inaction that constitutes a material breach by us of the agreement under which he or she provides services.

  Potential Benefits Payable

        The benefits we would be required to pay our senior executive officers under the Supplementary Severance Plan immediately upon the occurrence of a triggering event subsequent to a change in control are as follows:

  •
  an amount intended to approximate 2.5 times the sum of: (i) his or her annual base salary (before reduction for certain pre-tax deferrals) in effect as of the change in control, plus (ii) his or her full targeted annual incentive opportunity in effect as of the change in control;

  •
  an amount equal to the participant's full targeted annual incentive opportunity in effect under each existing annual incentive plan or program for the year in which the change in control occurs;

  •
  if the participant's benefit under the SERP is determined using the final average pay formula under the Retirement Plan, an amount equal to the present lump sum value of the actuarial equivalent of his or her accrued benefit under the Retirement Plan and the SERP through the date of the change in control, calculated as though he or she had attained age 65 and completed 35 years of benefit service as of the date of the change in control, and as if his or her final average earnings under the Retirement Plan equaled the amount determined after applying cost-of-living increases to his or her annual base salary from the date of the change in control until the date he or she would reach age 65, and without regard to any early retirement or other actuarial reductions otherwise provided in any such plan (this benefit will be offset by the actuarial equivalent of the participant's benefit provided by the Retirement Plan and the Participant's benefit under the SERP);

  •
  if the participant's benefit under the SERP is determined using the cash balance formula under the Retirement Plan, an amount equal to the present value as of the date of the change in control of his or her accrued benefit, if any, under our SERP, determined prior to any offset for amounts payable under the Retirement Plan, increased by the present value of the additional projected pay credits and periodic interest credits that would otherwise accrue under the plan (based on the plan's actuarial assumptions) assuming that he or she remained employed until reaching age 65, and reduced by his or her cash balance account under the Retirement Plan, and further reduced by an amount equal to his or her benefit under the SERP;

  •
  an amount equal to the value of all amounts credited to each participant's EDCP ledger account as of the date of the change in control, plus interest on the benefits payable under the EDCP at a rate equal to the sum of the prime interest rate as published in the Wall Street Journal on the most recent publication date prior to the date of the change in control plus 3%, calculated through the end of the month preceding the month in which the benefits are distributed, reduced by the value of his or her benefit under the EDCP as of the date of the change in control; and

  •
  an amount equal to the projected cost for medical, long-term disability and certain life insurance coverage for three years following the change in control as though he or she had continued to be our employee.

        In addition to the benefits above (unless their agreements with us provide otherwise), our senior executive officers would also be entitled to benefits under our other plans in which they participate as follows:

  •
  a benefit distribution under the Long-Term Equity Compensation Plan equal to 100% of the target performance share award for all performance periods not completed as of the date of the change in control, if any;

  •
  any amounts previously earned, but not yet paid, under the terms of any of our other plans or programs; and

  •
  under the Long-Term Equity Compensation Plan and related agreements, all nonqualified stock options awarded and non-vested target performance shares would become immediately exercisable or vested and remain exercisable throughout their original term or, in the case of performance shares, vested and payable within 30 days of the change in control.

  Calculation of Benefits Potentially Payable to our Named Executive Officers if a Triggering Event had Occurred as of December 31, 2009

        If (i) we had been subject to a change in control in the past 24 months, and (ii) as of December 31, 2009, either we had terminated the employment of any of our Named Executive Officers without just cause or they had terminated their employment for good reason, such terminated Named Executive Officer would have been immediately entitled to all of the benefits outlined below, together with interest, calculated as outlined above under " — Potential Benefits Payable," on his EDCP account balance. The actual amount of any such additional interest payment would depend upon the date the change in control occurred.

        Mr. Timmerman would have been entitled to the following: an amount equal to 2.5 times his 2009 base salary and target short-term incentive award — $5,082,875; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $362,296; an amount equal to insurance continuation benefits for three years — $52,428; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $233,538; an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $5,079,076; and an amount equal to the value of 100% of his restricted stock and restricted stock units under the Long-Term Equity Compensation Plan — $1,266,952. The total value of these change in control benefits would have been $12,077,165. In addition, Mr. Timmerman would have been paid amounts previously earned, but not yet paid, as follows: 2009 actual short-term annual incentive award — $700,613; 2009 actual long-term equity award — $3,239,892; EDCP account balance — $3,468,352; SERP and Retirement Plan account balances — $3,973,183; vacation accrual — $63,404; as well as his 401(k) Plan account balance.

        Mr. Addison would have been entitled to the following: an amount equal to 2.5 times his 2009 base salary and target short-term incentive award — $1,650,000; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $752,039; an amount equal to insurance continuation benefits for three years — $64,053; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $61,875; an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,012,951; and an amount equal to the value of 100% of his restricted stock and restricted stock units under the Long-Term Equity Compensation Plan — $252,042. The total value of these change in control benefits would have been $3,792,960. In addition, Mr. Addison would have been paid amounts previously earned, but not yet paid, as follows: 2009 actual short-term annual incentive award — $185,625; 2009 actual long-term equity award — $519,172; EDCP account balance — $322,870; SERP and Retirement Plan account balances — $418,628; vacation accrual — $9,916; as well as his 401(k) Plan account balance.

        Mr. Marsh would have been entitled to the following: an amount equal to 2.5 times his 2009 base salary and target short-term incentive award — $2,392,500; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $817,290; an amount equal to insurance continuation benefits for three years — $49,119; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $94,250; an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,787,012; and an amount equal to the value of 100% of his restricted stock and restricted stock units under the Long-Term Equity Compensation Plan — $445,754. The total value of these change in control benefits would have been $5,585,925. In addition, Mr. Marsh would have been paid amounts previously earned, but not yet paid, as follows: 2009 actual short-term annual incentive award — $282,750; 2009 actual long-term equity award — $1,149,006; EDCP account balance — $911,269; SERP and Retirement Plan account balances — $1,297,526; vacation accrual — $279; as well as his 401(k) Plan account balance.

        Mr. Bullwinkel would have been entitled to the following: an amount equal to 2.5 times his 2009 base salary and target short-term incentive award — $1,860,000; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $240,796; an amount equal to insurance continuation benefits for three years — $52,386; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $69,750; an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,193,928; and an amount equal to the value of 100% of his restricted stock and restricted stock units under the Long-Term Equity Compensation Plan — $297,785. The total value of these change in control benefits would have been $3,714,645. In addition, Mr. Bullwinkel would have been paid amounts previously earned, but not yet paid, as follows: 2009 actual short-term annual incentive award — $209,250; 2009 actual long-term equity award — $757,501; EDCP account balance — $1,661,858; SERP and Retirement Plan account balances — $2,294,226; vacation accrual — $30,404; as well as his 401(k) Plan account balance.

        Mr. Byrne would have been entitled to the following: an amount equal to 2.5 times his 2009 base salary and target short-term incentive award — $1,780,000; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $782,388; an amount equal to insurance continuation benefits for three years — $64,779; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $66,750; an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,142,571; and an amount equal to the value of 100% of his restricted stock and restricted stock units under the Long-Term Equity Compensation Plan — $285,012. The total value of these change in control benefits would have been $4,121,500. In addition, Mr. Byrne would have been paid amounts previously earned, but not yet paid, as follows: 2009 actual short-term annual incentive award — $200,250; 2009 actual long-term equity award — $714,989; EDCP account balance — $624,911; SERP and Retirement Plan account balances — $576,019; vacation accrual — $1,712; as well as his 401(k) Plan account balance.

        In addition to the foregoing benefits, all option and stock awards set forth in the Outstanding Equity Awards at 2009 Fiscal Year-End table would have vested for each Named Executive Officer.

  Retirement Benefits

  Supplemental Executive Retirement Plan

        The Supplemental Executive Retirement Plan (the "SERP") is an unfunded nonqualified defined benefit plan. The SERP was established for the purpose of providing supplemental retirement income to certain of our employees, including the Named Executive Officers, whose benefits under the Retirement Plan are limited in accordance with the limitations imposed by the Internal Revenue Code on the amount of annual retirement benefits payable to employees from qualified pension plans or on the amount of annual compensation that may be taken into account for all qualified plan purposes, or by certain other design limitations on determining compensation under the Retirement Plan.

        Subject to the terms of the SERP, a participant becomes eligible to receive benefits under the SERP upon termination of his or her employment with us (or at such later date as may be provided in a participant's agreement with us), if the participant has become vested in his or her accrued benefit under the Retirement Plan prior to termination of employment. However, if a participant is involuntarily terminated following or incident to a change in control and prior to becoming fully vested in his or her accrued benefit under the Retirement Plan, the participant will automatically become fully vested in his benefit under the SERP and a benefit will be payable under the SERP.

The term "change in control" has the same meaning in the SERP as in the Supplementary Severance Plan. See the discussion under " — Change in Control Arrangements."

        The amount of any benefit payable to a participant under the SERP will depend upon whether the participant's benefit under the SERP is determined using the final average pay formula under the Retirement Plan or the cash balance formula under the Retirement Plan. Unless otherwise provided in a participant agreement, the amount of any SERP benefit payable pursuant to the SERP to a participant whose benefit is determined using the final average pay formula under the Retirement Plan will be determined at the time the participant first becomes eligible to receive benefits under the SERP and will be equal to the excess, if any, of:

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  the monthly pension amount that would have been payable at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan (as such terms are defined under the Retirement Plan), to the participant determined based on his or her compensation and disregarding the Internal Revenue Code limitations and any reductions due to the participant's deferral of compensation under any of our nonqualified deferred compensation plans (other than the SERP), over

  •
  the monthly pension amount payable to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan.

        The calculation of this benefit assumes that payment is made to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan, and is calculated using the participant's years of benefit service and final average earnings as of the date of the participant's termination of employment.

        Unless otherwise provided in a participant agreement, the amount of any benefit payable pursuant to the SERP as of any determination date to a participant whose SERP benefit is determined using the cash balance formula under the Retirement Plan will be equal to:

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  the benefit that otherwise would have been payable under the Retirement Plan as of the determination date, based on his or her compensation and disregarding the Internal Revenue Code limitations, minus

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  the Participant's benefit determined under the Retirement Plan as of the determination date.

        For purposes of the SERP, "compensation" is defined as determined under the Retirement Plan, without regard to the limitation under Section 401(a)(17) of the Internal Revenue Code, including any amounts of compensation otherwise deferred under any non-qualified deferred compensation plan (excluding the SERP).

        The benefit payable to a participant under the SERP will be paid, or commence to be paid, as of the first day of the calendar month following the date the participant first becomes eligible to receive a benefit under the SERP (the "payment date"). The form of payment upon distribution of benefits under the SERP will depend upon whether the benefit constitutes a "grandfathered benefit" or a "non-grandfathered benefit." For purposes of the SERP, "grandfathered benefit" means the vested portion of the benefit payable under the SERP assuming the participant's determination date is December 31, 2004, increased with interest credits (for a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan) and earnings (for a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan) at the rates determined under the Retirement Plan through any later determination date. A participant's grandfathered benefit is governed by the terms of the SERP in effect as of October 3, 2004 and will be determined in a manner consistent with Internal Revenue Code Section 409A and the guidance thereunder. "Non-grandfathered benefit" means the portion of the benefit payable under the SERP that exceeds the grandfathered benefit.

        With respect to grandfathered benefits, the participant may elect, in accordance with procedures we establish, to receive a distribution of such grandfathered benefit in either of the following two forms of payment:

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  a single sum distribution of the value of the participant's grandfathered benefit under the SERP determined as of the last day of the month preceding the payment date; or

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  a lifetime annuity benefit with an additional death benefit payment as follows: a lifetime annuity that is the actuarial equivalent of the participant's single sum amount which provides for a monthly benefit payable for the participant's life, beginning on the payment date. In addition to this life annuity, commencing on the first day of the month following the participant's death, his or her designated beneficiary will receive a benefit of 60% of the amount of the participant's monthly payment continuing for a 15 year period. If, however, the beneficiary dies before the end of the 15 year period, the lump sum value of the remaining monthly payments of the survivor benefit will be paid to the beneficiary's estate. The participant's life annuity will not be reduced to reflect the "cost" of providing the 60% survivor benefit feature. "Actuarial equivalent" is defined by the SERP as equality in value of the benefit provided under the SERP based on actuarial assumptions, methods, factors and tables that would apply under the Retirement Plan under similar circumstances.

        With respect to non-grandfathered benefits, a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan will receive a distribution of his or her benefit under the SERP as a single sum distribution equal to the actuarial equivalent present value (at the date of the participant's termination of employment) of the participant's SERP benefit determined as of normal retirement age, reflecting any terms under the Retirement Plan applicable to early retirement benefits if the participant is eligible for such early retirement benefits.

        Except as otherwise provided below, a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan had the opportunity to elect on or before January 1, 2009 to receive a distribution of his non-grandfathered benefit in one of the following forms of payment:

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  a single sum distribution of the value of the participant's non-grandfathered benefit determined as of the last day of the month preceding the payment date;

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  an annuity for the participant's lifetime that is the actuarial equivalent of the participant's single sum amount, and that commences on the payment date; or

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  an annuity that is the actuarial equivalent of the participant's single sum amount, that commences on the payment date, and that provides payments for the life of the participant and, upon his or her death, continues to pay an amount equal to 50%, 75% or 100% (as elected by the participant prior to benefit commencement) of the annuity payment to the contingent annuitant designated by the participant at the time the election is made.

        A participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan who first becomes an eligible employee after 2008, and who was not eligible to participate in the EDCP before becoming eligible to participate in the SERP, may elect at any time during the first 30 days following the date he becomes an eligible employee to receive a distribution of his non-grandfathered benefit in one of the forms specified above.

        Participants whose benefits under the SERP are determined using the cash balance formula under the Retirement Plan will receive distributions under the SERP as follows:

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  If a participant has terminated employment before attaining age 55, the participant's non-grandfathered benefit will be paid in the form of a single sum distribution of the value of the participant's non-grandfathered benefit determined as of the last day of the month preceding the payment date.

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  If a participant has terminated employment after attaining age 55, and the value of the participant's non-grandfathered benefit does not exceed $100,000 at the time of such termination of employment, such benefit shall be paid in the form of a single sum distribution of the value of the participant's non-grandfathered benefit determined as of the last day of the month preceding the payment date.

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  In the absence of an effective election, and assuming that the provisions in the two bullet points immediately above do not apply, non-grandfathered SERP benefits owed to the participant will be paid in the form of an annuity for the participant's lifetime that is the actuarial equivalent of the participant's single sum amount, and that commences on the payment date.

        A participant who elects, or is deemed to have elected, either the straight life annuity or the joint and survivor annuity described above may, in accordance with procedures established by the Committee, change his election to the other annuity option at any time prior to the payment date.

        Unless otherwise provided in a participant agreement, if a participant dies on or after July 1, 2000 and before the payment date, a single sum distribution equal to the value of the participant's benefit that otherwise would have been payable under the SERP will be paid to the participant's designated beneficiary as soon as administratively practicable following the participant's death.

        Notwithstanding the foregoing, distribution of any non-grandfathered benefit that is made as a result of a termination of employment for a reason other than death, to persons who are "specified employees" under Internal Revenue Code Section 409A and guidance thereunder (basically, executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant's termination of employment or (ii) the date of the participant's death.

        If a participant is involuntarily terminated following or incident to a change in control, the participant shall automatically become fully vested in his or her benefit under the SERP and such benefits shall become payable.

  Calculation of Benefits Potentially Payable to our Named Executive Officers Under the SERP if a Triggering Event had Occurred as of December 31, 2009

        The lump sum or annuity amounts that would have been payable under the SERP to each of our Named Executive Officers if they had become eligible for benefits as of December 31, 2009 are set forth below. Also set forth below are the payments that would have been made to each Named Executive Officer's designated beneficiary if the officer had died December 31, 2009.

        For Mr. Timmerman, the lump sum amount would have been $2,966,639. Alternatively, Mr. Timmerman could have elected to receive a lump sum of $917,258 as of December 31, 2009 and monthly payments of $13,701 commencing January 1, 2010 for the remainder of his lifetime. In the event Mr. Timmerman had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $8,221 for up to 15 years upon Mr. Timmerman's death. If Mr. Timmerman had died December 31, 2009 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $2,966,639.

        For Mr. Addison, the lump sum amount would have been $179,083. Alternatively, Mr. Addison could have elected to receive a lump sum of $131,684 as of December 31, 2009 and monthly payments of $254 commencing January 1, 2010 for the remainder of his lifetime. In the event Mr. Addison had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $152 for up to 15 years upon Mr. Addison's death. If Mr. Addison had died December 31, 2009 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $179,083.

        For Mr. Marsh, the lump sum amount would have been $676,276. Alternatively, Mr. Marsh could have elected to receive a lump sum of $356,475 as of December 31, 2009 and monthly payments of $1,824 commencing January 1, 2010 for the remainder of his lifetime. In the event Mr. Marsh had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $1,094 for up to 15 years upon Mr. Marsh's death. If Mr. Marsh had died December 31, 2009 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $676,276.

        For Mr. Bullwinkel, the lump sum amount would have been $951,669. Alternatively, Mr. Bullwinkel could have elected to receive a lump sum of $245,993 as of December 31, 2009 and monthly payments of $4,538 commencing January 1, 2010 for the remainder of his lifetime. In the event Mr. Bullwinkel had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $2,723 for up to 15 years upon Mr. Bullwinkel's death. If Mr. Bullwinkel had died December 31, 2009 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $951,669.

        For Mr. Byrne, the lump sum amount would have been $363,415. Alternatively, Mr. Byrne could have elected to receive a lump sum of $225,234 as of December 31, 2009 and monthly payments of $747 commencing January 1, 2010 for the remainder of his lifetime. In the event Mr. Byrne had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $448 for up to 15 years upon Mr. Byrne's death. If Mr. Byrne had died December 31, 2009 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $363,415.

  Executive Deferred Compensation Plan

        The EDCP is described in the narrative following the 2009 Nonqualified Deferred Compensation table on page 43. As discussed in that section, amounts deferred under the Plan are required to be paid, or begin to be paid, as soon as practicable following the earliest of a participant's death, termination of employment, or with respect to pre-2005 deferrals and hypothetical earnings thereon, disability. All amounts payable at a date certain prior to termination of employment, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, must be paid in the form of a single cash payment. Payments made after termination of employment, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, will also be paid in the form of a single cash payment. Instead of a single cash payment, a participant may, however, elect to have all amounts payable as a result of termination of employment after attainment of age 55, death while employed and after attainment of age 55, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, termination of employment due to disability, paid in the form of annual installments over a period not to exceed five years with respect to post-2004 deferrals and hypothetical earnings thereon or 15 years with respect to pre-2005 deferrals and hypothetical earnings thereon. All amounts credited to a participant's ledger account continue to be hypothetically invested among the investment alternatives until such amounts are paid in full to the participant or his or her beneficiary.

        The "Aggregate Balance at Last FYE" column of the 2009 Nonqualified Deferred Compensation table on page 43 shows the amounts that would have been payable under the EDCP to each of our Named Executive Officers, as of December 31, 2009, (i) with respect to amounts payable at a date certain prior to termination of employment, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, and (ii) with respect to amounts payable after termination of employment, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, if they had been paid using the single sum form of payment. If the Named Executive Officers instead chose payment of the deferrals in annual installments, the annual installment payments over the payment periods selected by the Named Executive Officers are estimated as set forth below: Mr. Timmerman — $693,670; Mr. Addison — $64,574; Mr. Marsh — $182,254; Mr. Bullwinkel — $332,372; and Mr. Byrne — $124,982.

Discussion of Plans are Summaries Only

        The discussions of our various compensation plans in this "Executive Compensation" section of the Proxy Statement are merely summaries of the Plans and do not create any rights under any of the Plans, and are qualified in their entirety by reference to the Plans themselves.

DIRECTOR COMPENSATION

Board Fees

        Our Board reviews director compensation every year with guidance from the Nominating Committee. In making its recommendations, the Committee is required by our Governance Principles to consider that compensation should fairly pay directors for work required in a company of our size and scope, compensation should align directors' interests with the long-term interests of shareholders, and the compensation structure should be transparent and easy for shareholders to understand. We also consider the risks inherent in board service. Approximately every other year, the Nominating Committee considers relevant publicly available data in making recommendations. The Committee may also consider recommendations from our Chairman and Chief Executive Officer.

        Officers who are also directors do not receive additional compensation for their service as directors. Annual compensation for non-employee directors consists of the following:

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  an annual retainer of $45,000 required to be paid in shares of our common stock;

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  a fee of $6,500 for attendance at regular quarterly meetings of the Board of Directors;

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  a fee of $6,000 for attendance at all-day meetings of the Board of Directors other than regular meetings;

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  a fee of $3,000 for attendance at half-day meetings of the Board of Directors other than regular meetings;

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  a fee of $3,000 for attendance at a committee meeting held on a day other than a day a regular meeting of the Board of Directors is held;

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  a fee of $300 for telephonic meetings of the Board of Directors or a committee that lasts fewer than 30 minutes;

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  a fee of $600 for telephonic meetings of the Board of Directors or a committee that lasts more than 30 minutes; and

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  reimbursement of reasonable expenses incurred in connection with all of the above.

        Directors' retainer fees are paid annually in shares of our common stock, and meeting attendance and conference fees are paid in cash at such times as the Board determines. Retainer and meeting attendance and conference fees may be deferred at the director's election pursuant to the terms of the Director Compensation and Deferral Plan discussed below.

Director Compensation and Deferral Plan

        Since January 1, 2001, non-employee director compensation and related deferrals have been governed by the SCANA Director Compensation and Deferral Plan. Amounts deferred by directors in previous years under the SCANA Voluntary Deferral Plan continue to be governed by that plan. During 2009, the only director with prior deferrals associated with the Voluntary Deferral Plan was Mr. Bennett.

        Under the Director Compensation and Deferral Plan, a director may make an annual irrevocable election to defer all or a portion of the annual retainer fee in a hypothetical investment in our common stock, with distribution from the plan to be ultimately payable in actual shares of our common stock. A director also may elect to defer all or a portion of meeting attendance and conference fees into a hypothetical investment in our common stock or into a growth increment ledger which is credited with growth increments based on the prime interest rate charged from time to time by Wachovia Bank, N.A., as determined by us, with distribution from the Plan to be ultimately payable in cash or stock as the Plan(s) may dictate. Amounts payable in our common stock accrue earnings during the deferral period at our dividend rate. All dividends attributable to hypothetical shares of our common stock credited to each director's stock ledger account will be converted to additional credited shares of our common stock as though reinvested as of the next business day after the dividend is paid. Hypothetical shares do not have voting rights. A director's growth increment ledger will be credited on the first day of each calendar quarter, with a growth increment computed on the average balance in the director's growth increment ledger during the preceding calendar quarter. The growth increment will be equal to the amount in the director's growth increment ledger multiplied by the average interest rate we select during the preceding calendar quarter times a fraction the numerator of which is the number of days during such quarter and the denominator of which is 365. Growth increments will continue to be credited until all of a director's benefits have been paid out of the Plan.

        We establish a ledger account for each director that reflects the amounts deferred on his or her behalf and deemed investment of such amounts into a stock ledger account or a growth investment ledger account. Each ledger account will separately reflect the pre-2005 and post-2004 deferrals and hypothetical earnings thereon, and the portion of the post-2004 deferrals and hypothetical earnings thereon payable at a date certain and the portion payable when the director separates from service from the Board. In this discussion, we refer to pre-2005 deferrals as the "pre-2005 ledger account" and to post-2004 deferrals as the "post-2004 ledger account."

        Directors may elect for payment of any post-2004 deferrals to be until the earlier of separation from service from the Board for any reason or a date certain, subject to any limitations we may choose to apply at the time of election. If a participant does not make a payment election with respect to amounts deferred for any deferral period, such deferrals will be paid in a lump sum payment as soon as practicable after the director's separation from service from the Board.

        Subject to the acceleration provisions of the Plan and Board approval with respect to pre-2005 deferrals, a director may elect an additional deferral period of at least 60 months with respect to any previously deferred amount credited to his or her post-2004 ledger account that is payable at a date certain, and an additional deferral period of at least 12 months for each separate deferral credited to his or her pre-2005 ledger account. With respect to amounts deferred until separation from service from the Board, directors may also elect a new manner of payment with respect to any previously deferred amounts, provided that, in the case of amounts credited to post-2004 ledger accounts that are payable on separation from service from the Board, payments are delayed for 60 months from the date payments would otherwise have commenced absent the election. Directors had the opportunity to elect at any time prior to January 1, 2009 to change the deferral period (accelerate or defer) and/or method of payment with respect to any post-2004 ledger account that was not scheduled for payment in 2008, provided such change did not cause any amounts to be paid in 2008 or cause any amounts otherwise payable in 2008 to be deferred to a later year.

        Amounts credited to directors' post-2004 ledger accounts that are scheduled to be paid at a date certain will be paid in the form of a single sum payment as soon as practicable after the date certain. With respect to amounts credited to pre-2005 ledger accounts, and amounts credited to post-2004 ledger accounts that are scheduled to be paid on separation from service from the Board, directors must irrevocably elect (subject to certain permitted changes) to have payment made in accordance with one of the following distribution forms:

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  a single sum payment;

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  a designated number of installments payable monthly, quarterly or annually, as elected (and in the absence of an election, annually), over a specified period not in excess of 20 years; or

  •
  in the case of a post-2004 ledger account, payments in the form of annual installments with the first installment being a single sum payment of 10% of the post-2004 ledger account determined immediately prior to the date such payment is made and with the balance of the post-2004 ledger account being paid in annual installments over a total specified period not in excess of 20 years.

        Such payments will be paid or commence to be paid as soon as practicable after the conclusion of the deferral period elected.

        Notwithstanding any payment election made by a director:

  •
  payments will be paid, or begin to be paid, as soon as practicable following the director's separation from service from the Board for any reason except as otherwise provided below;

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  if a director dies prior to the payment of all or a portion of the amounts credited to his ledger account, the balance of any amount payable will be paid in a cash lump sum to his designated beneficiaries;

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  if a director ceases to be a nonemployee director but thereafter becomes our employee, all pre-2005 ledger accounts will be paid as soon as practicable after he or she becomes our employee in a single lump sum payment and all post-2004 ledger accounts will be paid as soon as practicable after he or she has incurred a separation from service as a nonemployee director (as determined in accordance with Internal Revenue Code Section 409A);

  •
  if a director's post-2004 ledger account balance is less than $100,000 ($5,000 for pre-2005 ledger accounts) at the time for payment specified, such amount will be paid in a single payment; and

  •
  in the case of any post-2004 ledger accounts that are payable on separation from service from the Board and that are subject to an additional deferral period of 60 months as a result of the modification of the manner of payment, no payment attributable to any post-2004 ledger accounts will be accelerated to a date earlier than the expiration of the 60 month period.

        We, at our sole discretion, may alter the timing or manner of payment of deferred amounts if the director establishes, to our satisfaction, an unanticipated and severe financial hardship that is caused by an event beyond the director's control. In such event, we may:

  •
  provide that all, or a portion of, the amount previously deferred by the director immediately be paid in a lump sum cash payment;

  •
  provide that all, or a portion of, the installments payable over a period of time immediately be paid in a lump sum cash payment; or

  •
  provide for such other installment payment schedules as we deem appropriate under the circumstances.

        For pre-2005 ledger accounts, severe financial hardship will be deemed to have occurred in the event of the director's or a dependent's sudden, lengthy and serious illness as to which considerable medical expenses are not covered by insurance or relative to which there results a significant loss of family income, or other unanticipated events of similar magnitude. For post-2004 ledger accounts, severe financial hardship will be deemed to have occurred from a sudden or unexpected illness or accident of the director or the director's spouse, beneficiary or dependent, loss of the director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the director's control.

        During 2009, Messrs. Amick, Hipp, Micali, Sloan and York and Ms. Miller elected to defer 100% of their compensation and earnings and Messrs. Bennett, Hagood, Martin, Roquemore and Stowe deferred a portion of their earnings under the Director Compensation and Deferral Plan.

Endowment Plan

        Upon election to a second term, a director becomes eligible to participate in the SCANA Director Endowment Plan, which provides for us to make tax deductible, charitable contributions totaling $500,000 to institutions of higher education designated by the director. The Plan is intended to reinforce our commitment to quality higher education and to enhance our ability to attract and retain qualified board members. A portion is contributed upon retirement of the director and the remainder upon the director's death. As of December 31, 2009, the cash obligation under the Plan was $9,100,000 pre-tax and $5,619,250 after-tax. The Plan is funded through insurance policies on the lives of the directors. The 2009 premium for such insurance was $150,098. Currently the premium estimate for 2010 is $116,339.

        Designated institutions of higher education in South Carolina, North Carolina and Georgia must be approved by our Chief Executive Officer. Institutions in other states must be approved by the Human Resources Committee. The designated institutions are reviewed on an annual basis by the Chief Executive Officer to assure compliance with the intent of the Plan.

Discussions of Plans are Summaries Only

        The discussions of our various plans, including the Director Compensation and Deferral Plans and the Director Endowment Plan, are merely summaries of the plans and do not create any rights under any of the plans, and are qualified in their entirety by reference to the plans themselves.

 2009 DIRECTOR COMPENSATION

        The following table sets forth the compensation we paid to each of our non-employee directors in 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

B. L. Amick	$47,000	$45,000	—	—	—	—	$92,000

J. A. Bennett	$62,000	$45,000	—	—	—	—	$107,000

S. A. Decker	$65,000	$45,000	—	—	—	—	$110,000

D. M. Hagood	$65,600	$45,000	—	—	—	—	$110,600

W. H. Hipp	$15,500	$45,000	—	—	—	—	$60,500

J. W. Martin, III	$34,000	$19,110	—	—	—	—	$53,110

J. M. Micali	$65,000	$45,000	—	—	—	—	$110,000

L. M. Miller	$65,000	$45,000	—	—	—	—	$110,000

J. W. Roquemore	$65,600	$45,000	—	—	—	—	$110,600

M. K. Sloan	$62,600	$45,000	—	—	—	—	$107,600

H. C. Stowe	$62,600	$45,000	—	—	—	—	$107,600

G. S. York	$59,000	$45,000	—	—	—	—	$104,000

(1)
The annual retainer of $45,000 is required to be paid in our common stock. Shares were issued on January 9, 2009, at a weighted average purchase price of $35.30 in order to satisfy the retainer fee obligation. Mr. Martin's annual retainer was pro-rated to reflect his mid-year election to the Board.

PROPOSAL 2 — APPROVAL OF AMENDED AND RESTATED LONG-TERM EQUITY COMPENSATION PLAN

        Our success depends in large measure on our ability to recruit and retain officers, key employees and directors with outstanding ability and experience. Our Board believes there is a need to align shareholder and employee interests by encouraging employee stock ownership and to motivate employees with compensation conditioned upon achievement of our financial goals.

        In order to accomplish these objectives, the Board adopted the SCANA Corporation Long-Term Equity Compensation Plan (the "Plan"). The Plan was approved by our shareholders at the 2000 Annual Meeting. The Plan was amended and restated as of January 1, 2005, and approved by the shareholders at the 2005 Annual Meeting. The Plan was amended and restated again on January 1, 2009 to comply with the requirements of Internal Revenue Code Section 409A, and was further amended and restated on December 31, 2009. The 2009 amendments were not material and did not require shareholder approval. However, under Section 162(m) of the Internal Revenue Code, continued deductibility of compensation relating to certain Plan awards requires that the Plan be approved by the shareholders every five years. Accordingly, the Plan is being submitted to shareholders for approval at the 2010 Annual Meeting pursuant to Section 162(m).

        The Board of Directors recommends that shareholders vote FOR approval of the Plan.

Summary Description of the Plan

        The following summary of the terms of the Plan is qualified in its entirety by reference to the text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A. The December 31, 2009 amendments to the Plan were made to clarify the change in control provisions, and to make a number of additional administrative changes. There have been no material amendments to the Plan since it was approved by the shareholders at the 2005 Annual Meeting. If the Plan as amended and restated is not approved by the shareholders at the 2010 Annual Meeting, the Plan as currently in effect will continue, but certain compensation described below in excess of $1,000,000 will no longer be deductible by the Company.

  Administration

        The Plan provides that it is to be administered by a committee appointed by the Board comprised entirely of directors who satisfy the "outside director" requirements of Section 162(m) of the Internal Revenue Code and who are "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Currently, the Plan is administered by our Human Resources Committee (the "Committee").

  Eligibility

        The employees of SCANA and its subsidiaries (the "Company") who are anticipated to be significant contributors to the Company's success as determined by the Committee are eligible to participate in the Plan. Approximately 150 employees of the Company are eligible to participate in the Plan. However, because the Plan provides for broad discretion in selecting participants and in setting award amounts, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time.

  Stock Available for Issuance Through the Plan

        The Plan provides for a number of forms of stock-based compensation, as further described below. Five million shares of SCANA common stock ("Common Stock") have been authorized for issuance through the Plan; however, no more than 1,000,000 shares may be issued as restricted stock. As of February 1, 2010, 1,861,362 shares have been issued under the Plan and 3,138,638 remain available for issuance. These numbers are subject to adjustment as described in the "Adjustments and Amendments" section of this summary. The Plan permits the reuse or reissuance of shares of Common Stock underlying any SAR, Tandem SAR, or restricted stock award that has been paid out in cash and underlying any canceled, terminated, expired, forfeited or lapsed awards. On February 1, 2010, the closing price for a share of Common Stock, as reported on the New York Stock Exchange composite tape, was $35.87.

        Under Section 162(m) of the Internal Revenue Code, compensation paid to a "covered employee" in excess of $1,000,000 for any tax year is not deductible unless an exemption from such limitation exists. Compensation paid by us in excess of $1,000,000 for any tax year to "covered employees" will generally be deductible by the Company for federal income tax purposes if it is based on the performance of the Company ("performance-based exception"), is paid pursuant to a plan approved by shareholders and meets certain other requirements. Generally, "covered employee" under Section 162(m) means the chief executive officer and the four other highest paid executive officers of SCANA as of the last day of the tax year.

        The Committee consists of "outside directors" as required for purposes of Section 162(m). The Committee takes the effect of Section 162(m) into consideration in structuring Plan awards. In the case of any award which is granted subject to the condition that a specified performance measure be achieved, no payment under such award shall be made prior to the time that the Committee certifies in writing that the performance measure has been satisfied. No such certification is required, however, in the case of an award that is based solely on an increase in the value of a share of Common Stock from the date such award was made.

  Description of Awards Under the Plan

        The Committee may award to eligible employees incentive and nonqualified stock options, stock appreciation rights (either alone or in tandem with a related option), restricted stock and restricted stock units, and performance units and performance shares. No options have been granted under the Plan since 2002. As described under "Performance Measures" below, certain awards may be granted subject to satisfaction of specific performance goals. The forms of awards are described in greater detail below.

        Stock Options.    The Committee has discretion to award incentive stock options ("ISOs"), which are intended to comply with Section 422 of the Internal Revenue Code, or nonqualified stock options ("NQSOs"), which are not intended to comply with Section 422 of the Internal Revenue Code; provided, however, the maximum aggregate number of shares of Common Stock that may be granted in the form of stock options, pursuant to any award granted in any one fiscal year to any one Plan participant is 300,000. The exercise price of an option may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. Subject to the specific terms of the Plan, the Committee has discretion to set such additional limitations on option grants as it deems appropriate and such terms will be included in the related option award agreement.

        Options granted to participants under the Plan expire at such times as the Committee determines at the time of the grant; provided, however, no option will be exercisable later than ten years from the date of grant. Each option award agreement sets forth the extent to which the participant will have the right to exercise the option following termination of the participant's employment with the Company with the exception of a termination of employment after a change in control. The termination provisions will be determined in the sole discretion of the Committee, need not be uniform among all participants, and may reflect distinctions based on the reasons for termination of employment.

        Upon the exercise of an option granted under the Plan, the option price is payable in full to SCANA, either: (a) in cash or its equivalent, or (b) if permitted in the award agreement, by tendering shares of Common Stock having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender), or (c) if permitted in the award agreement, a combination of (a) and (b). In addition, if permitted by the Committee, the option price may be payable through a cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions.

        Stock Appreciation Rights (SARs).    The Committee may grant SARs in tandem with stock options, freestanding and unrelated to options, or any combination of these forms. The maximum aggregate number of shares of Common Stock that may be granted in the form of stock appreciation rights, pursuant to any award granted in any one fiscal year to any one Plan participant, is 300,000. As of the date hereof, no SARs have been awarded under the Plan. The grant price of a freestanding SAR will equal the fair market value of a share of common stock on the date of grant of the SAR. The grant price of a tandem SAR will equal the exercise price of the related option. The form of payment of a SAR will be set forth in the related award agreement, and may be in shares of Common Stock, cash or a combination of the two. If granted other than in tandem, the Committee will determine the number of shares of Common Stock covered by and the exercise period for the SAR. Upon exercise of a freestanding SAR, the participant will receive an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price, multiplied by the number of shares of stock exercised under the SAR. In the case of a tandem SAR, the Committee may determine the exercise period of the SAR except that the exercise period may not exceed that of the related option. The participant may exercise the tandem SAR when the option is exercisable, surrender the option and receive on exercise an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the option purchase price, multiplied by the number of shares of stock covered by the surrendered option. Each option award agreement sets forth the extent to which the participant will have the right to exercise the SAR following termination of the participant's employment with the Company with the exception of a termination of employment after a change in control. The termination provisions will be determined in the sole discretion of the Committee, need not be uniform among all participants, and may reflect distinctions based on the reasons for termination of employment.

        Restricted Stock.    The Committee may award restricted Common Stock under the Plan upon such terms and conditions as it shall establish. The maximum aggregate grant with respect to awards of restricted stock granted in any one fiscal year to any one Plan participant is 150,000 shares of Common Stock. As of February 1, 2010, there were 72,189 shares of restricted stock outstanding. The related award agreement will specify the period(s) of restriction, the number of shares of restricted Common Stock granted, and such other provisions as the Committee determines, including a requirement that participants pay a stipulated purchase price for each share, restrictions based upon the achievement of specific performance goals, time-based restrictions or vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws. Although recipients may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of any other conditions imposed by the Committee in its sole discretion. Participants may be credited dividends on their shares of restricted stock or the Committee, in its discretion, may apply any restrictions to the payment of dividends that the Committee deems appropriate. Dividends accrued on restricted stock will only be paid if the restricted stock vests.

        Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain nonvested restricted stock following termination of the participant's employment with the Company, with the exception of a termination that occurs after a change in control. These provisions will be determined in the sole discretion of the Committee, need not be uniform among all shares of restricted stock issued pursuant to the Plan and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations connected with a change in control and terminations by reason of death or disability, the vesting of restricted stock, which qualifies for the performance-based exception under Section 162(m) and which are held by "covered employees" under Section 162(m), will occur at the time it otherwise would have, but for the employment termination.

        Restricted Stock Units.    The Committee may award restricted stock units in such amounts, and upon such terms as it shall determine; provided, however, the maximum aggregate payout (determined as of the date of grant) with respect to awards of restricted stock units granted in any one fiscal year to any one Plan participant shall be equal to the value of 150,000 shares, and provided, further the maximum aggregate grant of restricted stock and restricted stock units for any one fiscal year shall be coordinated so that in no event shall any one Plan participant be awarded more than the value of 150,000 shares taking into account all such grants. As of February 1, 2010, there were 74,434 restricted stock units outstanding. Restricted stock units will have a value equal to the fair market value on the date of grant. Unless otherwise provided in the award agreement, restricted stock units will fully vest on the third anniversary of the grant date. In the event a participant's employment is terminated by reason of death, disability or retirement prior to the date the restricted stock units would otherwise have vested, they will vest immediately upon such event. In the event of termination of employment for any other reason, any restricted stock units that have not vested will be forfeited. Payment of restricted stock units will be made in a single lump sum cash payment as soon as administratively practicable after the vesting date, unless deferral of payment is required as to a particular employee pursuant to Internal Revenue Code Section 409A. The amount of the payment will be equal to the fair market value of the restricted stock units on the vesting date. Restricted stock units will not have any voting rights, but will be credited with dividend equivalents between the date of grant and the date of payment, and will be paid at the same time payment is made with respect to the restricted stock units. Dividend equivalents will only vest and be paid if the restricted stock units vest.

        Performance Units and Performance Shares.    The Committee also has discretion to award performance units and performance shares under the Plan upon such terms and conditions as it shall establish. The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to awards of performance shares granted in any one fiscal year to any one Plan participant shall be equal to the value of 200,000 shares of Common Stock. The maximum aggregate payout value (determined as of the end of the applicable performance period) with respect to awards of performance units granted in any one fiscal year to any one Plan participant is $1,000,000. Each performance unit will have an initial value as determined by the Committee at the time of grant. Each performance share will have an initial value equal to the fair market value of one share of Common Stock on the date of grant. The payout on the number and value of the performance units and performance shares will be a function of the extent to which corresponding performance goals have been achieved. As of February 1, 2010, there were 589,099 performance shares and no performance units outstanding. In the event a participant's employment is terminated by reason of death, disability or retirement during a performance period, the participant will receive a payout as specified in the award agreement. In the event of termination of employment for any other reason during the performance period, the performance units or shares will be forfeited, unless otherwise specified in the award agreement.

  Performance Measures

        The Committee may grant awards under the Plan subject to the attainment of certain specified performance measures. The performance measures with respect to covered employees, which may be measured at the SCANA level, at a subsidiary level or at an operating unit level will be chosen from among: earnings per share measures; return measures (including, but not limited to, return on assets, equity or sales); cash flow return on investments, which equals net cash flow divided by owners' equity; earnings before or after taxes; gross revenues; and share price (including, but not limited to, growth measures and total shareholder return). The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which are designed to qualify for the performance-based exception under Section 162(m) of the Internal Revenue Code, and which are held by a Covered Employee, may not be adjusted upward (the Committee has the discretion to adjust such awards downward).

  Adjustments and Amendments

        The Plan provides for appropriate adjustments in the number of shares of Common Stock subject to awards and available for future awards in the event of changes in outstanding Common Stock by reason of any change in corporate capitalization, such as a stock split, or a merger, consolidation, separation, spin-off, distribution of stock or property, reorganization, liquidation, or certain other unusual or nonrecurring events.

        Subject to the terms of the Plan, the Committee may at any time, and from time to time, alter, amend, suspend or terminate the Plan in whole or in part for any purpose which the Committee deems appropriate and that is otherwise consistent with Internal Revenue Code Section 409A; provided, however, no amendment shall without shareholder approval (i) increase the total number of shares of Common Stock that may be issued under the Plan or the maximum awards permitted thereunder, (ii) modify the requirements as to eligibility for benefits under the Plan, or (iii) reduce the exercise price of an outstanding option or SAR or cancel outstanding options or SARs in exchange for cash, or other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs. No such amendment shall, however, adversely affect any outstanding awards without the affected holder's consent.

  Nontransferability

        Except as provided in the Plan or, in the case of certain types of awards, in the related award agreement, no award granted pursuant to, and no right to payment under the Plan shall be assignable or transferable by a Plan participant, and any option or similar right shall be exercisable during a participant's lifetime only by the participant.

  Change in Control

        The Plan defines a "change in control" as a change in control of SCANA of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities

Exchange Act of 1934, as amended, whether or not SCANA is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if:

  (a)
  any person is or becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the outstanding shares of capital stock of SCANA;

  (b)
  during any period of two consecutive years (not including any period prior to December 18, 1996) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election by the Board or nomination for election by SCANA's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

  (c)
  SCANA consummates a merger or consolidation of SCANA with any other corporation, other than a merger or consolidation which would result in the voting shares of capital stock of SCANA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of capital stock of the surviving entity) at least 80% of the combined voting power of the voting shares of capital stock of SCANA or such surviving entity outstanding immediately after such merger or consolidation; or the shareholders of SCANA approve a plan of complete liquidation of SCANA or an agreement for the sale or disposition by SCANA of all or substantially all of SCANA's assets; or

  (d)
  SCANA consummates the sale of the stock of any subsidiary designated by the Board as a "material subsidiary;" or the shareholders of SCANA approve a plan of complete liquidation of a material subsidiary or an agreement for the sale or disposition by SCANA of all or substantially all of the assets of a material subsidiary; provided that any event described in this subsection shall represent a change in control only with respect to a participant who has been exclusively assigned to the affected material subsidiary.

        The treatment of outstanding Plan awards upon the occurrence of a change in control is addressed in the individual award agreements.

  Section 409A of the Internal Revenue Code

        Notwithstanding any contrary provision in the Plan, each Plan provision that otherwise relates to nonqualified deferred compensation benefits will be interpreted to permit the deferral of compensation and the payment of deferred amounts in accordance with Section 409A of the Internal Revenue Code, to the extent applicable, and any provision that would conflict with the requirements of Section 409A will not be valid or enforceable.

  Duration of the Plan

        Unless the Plan is amended to extend its term, (a) the Plan will remain in effect until the earlier of January 1, 2015 or the earliest date on which all shares subject to the Plan shall have been purchased or acquired according to the Plan's provisions, and (b) in no event will awards be granted under the Plan after December 31, 2014.

Certain Federal Income Tax Consequences

        The following discusses in general terms certain federal income tax consequences arising in connection with SCANA's various potential awards under the Long-Term Equity Compensation Plan. This discussion is necessarily a summary and does not discuss all aspects of federal income taxation that may be important in light of each participant's unique circumstances. In particular, it does not address the federal income tax considerations applicable to certain types of participants such as financial institutions; foreign corporations; insurance companies; tax-exempt organizations; dealers in securities or currency; traders in securities that elect mark-to-market; persons who hold stock as part of a hedge, straddle, or conversion transaction; or persons who are considered foreign persons for U.S. federal income tax purposes. In addition, this discussion does not discuss any state, local, foreign, estate, gift, alternative minimum tax, or other tax considerations. Participants are encouraged to consult their own tax advisors as to the particular federal, state, local, foreign, estate, gift, alternative minimum tax, and other tax consequences, in light of their circumstances.

        In connection with the Plan generally, and subject to various limitations including, but not limited to Section 162(a)(1)(reasonableness limitation), Section 162(m)($1 million limitation), and Section 263(capitalization),

SCANA will receive an income tax deduction at the same time and in the same amount as any amount that is taxable to a participant as ordinary income. To the extent a participant realizes capital gains, SCANA will not be entitled to any deduction for federal income tax purposes.

  Options

        With respect to options that qualify as ISOs, a Plan participant will not recognize income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (i) the fair market value of the shares on the date of option exercise, or (ii) the amount realized on disposition, exceeds the option price, and SCANA will be entitled to a corresponding deduction; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of the foregoing holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price and SCANA will not be entitled to any deduction on account thereof. With respect to NQSOs, the participant will recognize no income upon grant of the option. Upon exercise, the participant will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares, and SCANA will be entitled to a corresponding deduction. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition, and SCANA will not be entitled to any deduction on account thereof.

  SARs

        The recipient of a grant of SARs will not realize taxable income, and SCANA will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a SAR, the recipient will realize ordinary income, and SCANA will be entitled to a corresponding deduction, equal to the amount of cash received.

  Restricted Stock

        A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares, and any cash received attributable to credited dividends, at the time of vesting over the purchase price thereof, if any, and SCANA will be entitled to a corresponding deduction for federal income tax purposes.

  Restricted Stock Units

        A participant holding restricted stock units will, at the time the participant receives a distribution, realize ordinary income in an amount equal to the distribution (which will be a single lump sum cash payment equal to the fair market value of the units held by the participant), if any, and SCANA will be entitled to a corresponding deduction for federal income tax purposes.

  Performance Units and Performance Shares

        The recipient of a grant of performance units and/or performance shares will not realize taxable income and SCANA will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the payout of such award, the recipient will realize ordinary income, and SCANA will be entitled to a corresponding deduction, equal to the amount of cash and stock received.

Plan Benefits

        Future benefits under the Plan are not determinable at this time. The Grants of Plan Based Awards table on page 39 shows the awards that were made in 2009 under the Plan to the executive officers included in the Summary Compensation Table on page 37. During 2009, 314,464 performance shares, 0 performance units, and 74,434 restricted stock units were awarded to a total of 148 employees, of which 31 were executive officers and 117 were non-executive officers.

Equity Compensation Plan Information

        The following table provides information about equity securities that may be issued under our compensation plans at December 31, 2009.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Long-Term Equity Compensation Plan	103,589	27.44	3,138,638
Non-Employee Director Compensation Plan	n/a	n/a	49,668
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	103,589	27.44	3,188,306

AUDIT COMMITTEE REPORT

        In connection with the December 31, 2009 financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; and (iv) discussed with the independent accountant the independent accountant's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Mr. Harold C. Stowe (Chairman)
Mr. D. Maybank Hagood
Mr. James W. Roquemore
Mr. Maceo K. Sloan

PROPOSAL 3 — APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP served as our independent registered public accounting firm for the year ended December 31, 2009, and the Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm to audit our 2010 financial statements. Shareholders are being asked to approve this appointment at the 2010 Annual Meeting.

        The Board of Directors recommends a vote FOR approval of Deloitte & Touche LLP's 2010 appointment.

        Unless you indicate to the contrary, the proxy agents intend to vote the shares represented by your proxy to approve the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit SCANA's 2010 financial statements.

        Representatives of Deloitte & Touche LLP are expected to be present and available at the 2010 Annual Meeting to make such statements as they may desire and to respond to appropriate questions from shareholders.

Pre-Approval of Auditing Services and Permitted Non-Audit Services

        SCANA's Audit Committee Charter requires the Audit Committee to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent registered public accounting firm. Pursuant to a policy adopted by the Audit Committee, its Chairman may pre-approve the rendering of services on behalf of the Audit Committee. Decisions by the Chairman to pre-approve the rendering of services are presented to the Audit Committee for approval at its next scheduled meeting.

Independent Registered Public Accounting Firm's Fees

        The following table sets forth the aggregate fees billed to SCANA and its subsidiaries for the fiscal years ended December 31, 2009 and 2008 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates.

	2009	2008
Audit Fees(1)	$2,371,265	$2,458,816
Audit Related Fees(2)	$101,500	$100,079
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$2,472,765	$2,558,895
(1)
Fees for Audit Services billed for 2009 and 2008 consisted of audits of annual financial statements, comfort letters, statutory and regulatory audits, consents and other services related to Securities and Exchange Commission filings, and accounting research.

(2)
Fees primarily for employee benefit plan audits.

        In 2009 and 2008, all of the Audit Fees and Audit Related Fees were approved by the Audit Committee.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        The rules of the Securities and Exchange Commission require that we disclose late filings of reports of beneficial ownership and changes in beneficial ownership by our directors, executive officers and greater than 10% beneficial owners. To our knowledge, based solely on a review of Forms 3, 4 and 5 and amendments to such forms furnished to us and written representations made to us, all filings on behalf of such persons were made on a timely basis in 2009.

Shareholder Proposals and Nominations

        In order to be considered for inclusion in our proxy statement and proxy card for the 2011 Annual Meeting, a shareholder proposal must be received at the principal office of SCANA Corporation, c/o Corporate Secretary, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, by November 26, 2010. Securities and Exchange Commission rules contain standards for determining whether a shareholder proposal is required to be included in a proxy statement.

        Under our bylaws, any shareholder who intends to present a proposal or nominate an individual to serve as a director at the 2011 Annual Meeting must notify us no later than November 26, 2010 of his intention to present the proposal or make the nomination. The shareholder also must comply with the other requirements in the bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Expenses of Solicitation

        This solicitation of proxies is being made by our Board of Directors. We pay the cost of preparing, assembling and mailing this proxy soliciting material, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. We have retained Laurel Hill Advisory Group, LLC, 100 Wall Street, 22nd Floor, New York, New York 10005, to assist in the solicitation of proxies for the 2010 Annual Meeting at a fee of $7,500, plus associated costs and expenses.

        In addition to the use of the mail, proxies may be solicited personally, by telephone, by email or other electronic means by our officers and employees without additional compensation.

View Proxy Statements and Annual Report Information Through the Internet

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR
SHAREHOLDER MEETING TO BE HELD ON MAY 6, 2010:

The Proxy Statement, Notice of Annual Meeting, Annual Financial Statements, and Management's
Discussion and Analysis and Related Annual Report Information are available through the Internet at
www.scana.com under the caption "Investor Relations — Financial Reports — Proxy Statements."

SCANA shareholders may view proxy statements and annual report information at this website.
If you choose to view proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

Availability of Form 10-K

        We have filed with the Securities and Exchange Commission our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. A copy of the Form 10-K, including the financial statements and financial statement schedules and a list of exhibits, will be provided without charge to each shareholder to whom this proxy statement is delivered upon our receipt of a written request from such shareholder. The exhibits to the Form 10-K also will be provided upon request and payment of copying charges. Requests for the Form 10-K should be directed to:

  Emily (Betty) Elizabeth Best
  Director-Investor Relations
  SCANA Corporation
  220 Operation Way, Mail Code B124
  Cayce, South Carolina 29033

Incorporation by Reference

        We file various documents with the Securities and Exchange Commission, some of which incorporate information by reference. This means that information we have previously filed with the Securities and Exchange Commission should be considered as part of the filing.

        Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed to be filed with the Securities and Exchange Commission or incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically incorporated by reference therein.

References to Our Website Address

        References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission's rules or the New York Stock Exchange Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Directions to the Annual Meeting

From Charlotte:

•
Take I-77 South to Exit 9-A (Garners Ferry Road)

•
Follow the exit onto Garners Ferry Road under I-77. East Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company

•
Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building.

From Charleston:

•
Take I-26 to I-77 North toward Charlotte

•
Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company

•
Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building

From Greenville:

•
Take I-26 East toward Columbia/Charleston

•
Take Exit 116 onto I-77 North toward Charlotte

•
Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company

•
Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building

From Downtown (Columbia):

•
Take US 378/76 East (Devine Street/Garners Ferry Road) past the Veterans Administration Hospital and under I-77 overpass. East Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company

•
Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building

Tickets to the Annual Meeting

        An admission ticket or proof of share ownership as of the record date is required to attend the 2010 Annual Meeting. If you plan to use the admission ticket, please remember to detach it from your proxy card before mailing your proxy card. If you forget to bring the admission ticket, you will be admitted to the meeting only if you are listed as a shareholder of record as of the close of business on March 17, 2010 and bring proof of identification. If you hold your shares through a stockbroker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a brokerage statement showing your share ownership as of March 17, 2010.

        If you are a shareholder of record and your shares are owned jointly and you need an additional ticket, you should contact the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568.

SCANA CORPORATION

Gina Champion
Corporate Secretary
March 26, 2010

EXHIBIT A

SCANA Corporation
Long-Term Equity Compensation Plan
As Amended and Restated
(including amendments through December 31, 2009)

SCANA Corporation
Long-Term Equity Compensation Plan

(including amendments through December 31, 2009)

Article 1. Establishment, Objectives and Duration

        1.1    Establishment of the Plan.    SCANA Corporation, a South Carolina corporation (hereinafter referred to as "SCANA"), hereby establishes an incentive compensation plan to be known as the "SCANA Corporation Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.

        The Plan originally became effective January 1, 2000 and was subsequently amended and restated effective as of January 1, 2005 (the "Effective Date"). As of January 1, 2009, the Plan was amended and restated to comply with the requirements of Code Section 409A. On December 31, 2009, the Plan was further amended to clarify the Change in Control provisions and to make certain additional administrative changes and shall remain in effect as provided in Section 1.3 hereof.

        1.2    Objectives of the Plan.    The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of SCANA's shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

        The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

        Notwithstanding any provision to the contrary in this Plan, each provision of the Plan that otherwise relates to nonqualified deferred compensation benefits shall be interpreted to permit the deferral of compensation and the payment of deferred amounts in accordance with Code Section 409A, to the extent applicable, and any provision that would conflict with such requirements shall not be valid or enforceable.

        1.3    Duration of the Plan.    The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 14 hereof, until the earlier of January 1, 2015 or until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan more than ten (10) years after the Effective Date of the Plan.

Article 2. Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

        2.1      "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

        2.2      "Award Agreement" means an agreement entered into by SCANA and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

        2.3      "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        2.4      "Board" or "Board of Directors" means the Board of Directors of SCANA.

        2.5      "Change in Control" means a change in control of SCANA of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not SCANA is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if:

    (a)    Any Person is or becomes the Beneficial Owner, directly or indirectly, of twenty-five percent (25%) or more of the combined voting power of the outstanding shares of capital stock of SCANA;

    (b)    During any period of two (2) consecutive years (not including any period prior to December 18, 1996) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election by the Board or nomination for election by SCANA's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

    (c)    The consummation of a merger or consolidation of SCANA with any other corporation, other than a merger or consolidation which would result in the voting shares of capital stock of SCANA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of capital stock of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting shares of capital stock of SCANA or such surviving entity outstanding immediately after such merger or consolidation; or the shareholders of SCANA approve a plan of complete liquidation of SCANA or an agreement for the sale or disposition by SCANA of all or substantially all of SCANA's assets; or

    (d)    The consummation of the sale of the stock of any subsidiary of SCANA designated by the Board as a "Material Subsidiary;" or the shareholders of SCANA approve a plan of complete liquidation of a Material Subsidiary or an agreement for the sale or disposition by SCANA of all or substantially all of the assets of a Material Subsidiary; provided that any event described in this subsection shall represent a Change in Control only with respect to a Participant who has been exclusively assigned to the affected Material Subsidiary.

        2.6      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.7      "Committee" means any committee appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. Any such committee shall be comprised entirely of Directors who satisfy the "outside director" requirements of Code Section 162(m) and who are "Non-Employee Directors" as defined in Rule 16b-3 under the Exchange Act.

        2.8      "Company" means SCANA and all of its Subsidiaries.

        2.9      "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

        2.10    "Director" means any individual who is a member of the Board of Directors of SCANA; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.

        2.11    "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, by the Committee.

        2.12    "Effective Date" shall have the meaning ascribed to such term in Section 1.1 hereof.

        2.13    "Employee" means any employee of the Company. Directors who are employed by the Company shall be considered Employees under this Plan.

        2.14    "Eligible Employee" means an Employee who is anticipated to be a significant contributor to the success of the Company as determined by the Committee upon or without the recommendation of officers of the Company.

        2.15    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.16    "Fair Market Value" shall be determined on the basis of the opening sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported, except that as to the "cashless" exercise of Nonqualified Stock Options pursuant to Section 6.6 of the Plan, the "Fair Market Value" of Shares for determining the compensation amount recognized by the Participant shall be the actual trade price on the principal securities exchange of Shares sold to provide cash to Participants.

        2.17    "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

        2.18    "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

        2.19    "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

        2.20    "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

        2.21    "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.22    "Participant" means an Eligible Employee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

        2.23    "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

        2.24    "Performance Share" means an Award granted to a Participant, as described in Article 9 herein, that shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

        2.25    "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein, that shall have an initial value that is established by the Committee on the date of grant.

        2.26    "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, at its discretion), or the vesting of RSUs is subject to the continuation of the recipient's employment with the Company, and the Shares and/or RSUs are subject to a substantial risk of forfeiture, as provided in Articles 8 and 8A herein.

        2.27    "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        2.28    "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

        2.29    "Restricted Stock Unit" or "RSU" means an Award granted to a Participant pursuant to Article 8A herein that represents a notional investment equivalent to one Share and, as such, a Participant does not acquire any form of voting or other right attributable to an actual Share.

        2.30    "Retirement" shall have the meaning ascribed to such term in the SCANA Corporation Retirement Plan, except as otherwise provided in an Award.

        2.31    "Shares" means the shares of common stock of SCANA.

        2.32    "Separation from Service" means a termination of employment or other separation from service as described in Code Section 409A and the regulations thereunder.

        2.33    "Specified Employee" shall mean a person identified in accordance with procedures adopted by the Committee that reflect the requirements of Code Section 409A(a)(2)(B)(i) and applicable guidance thereunder.

        2.34    "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

        2.35    "Subsidiary" means any corporation, partnership, joint venture, or other entity in which SCANA has a majority voting interest.

        2.36    "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

        3.1    General.    The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company.

        3.2    Authority of the Committee.    Except as limited by law or by the Articles of Incorporation or bylaws of SCANA, and subject to the provisions herein, the Committee shall have full power to select Eligible Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

        3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including SCANA, its shareholders, Directors, Eligible Employees, Participants and their estates and beneficiaries.

Article 4. Shares Subject to the Plan and Maximum Awards

        4.1    Number of Shares Available for Grants.    Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be five million (5,000,000), no more than one million (1,000,000) of which may be granted in the form of Restricted Stock. The following rules shall apply to grants of Awards under the Plan:

  (a)
  Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be three hundred thousand (300,000) Shares.

  (b)
  SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be three hundred thousand (300,000) Shares.

  (c)
  Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be one hundred fifty thousand (150,000) Shares.

  (d)
  Performance Shares: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares granted in any one fiscal year to any one Participant shall be equal to the value of two hundred thousand (200,000) Shares.

  (e)
  Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of one million dollars ($1,000,000).

  (f)
  Restricted Stock Units: The maximum aggregate payout (determined as of the date of grant) with respect to Awards of Restricted Stock Units granted in any one fiscal year to any one Participant shall be equal to the value of one hundred fifty thousand (150,000) Shares; provided, however, that the maximum aggregate grant of Restricted Stock and Restricted Stock Units for any one fiscal year shall be coordinated so that in no event shall any one Participant be awarded more than the value of one hundred fifty thousand (150,000) Shares taking into account all such grants.

        4.2    Adjustments for Awards and Payouts.    Unless determined otherwise by the Committee, the following Awards and Payouts shall reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan:

  (a)
  An Award of an Option;

  (b)
  An Award of an SAR (except a Tandem SAR);

  (c)
  An Award of Restricted Stock;

  (d)
  A payout of a Performance Share Award in Shares; and

  (e)
  A payout of a Performance Unit Award in Shares.

        Unless determined otherwise by the Committee, unless a Participant has received a benefit of ownership such as dividend or voting rights with respect to the Award, the following transactions shall restore, on a one-for-one basis, the number of Shares available for issuance under the Plan:

  (a)
  A payout of an SAR, Tandem SAR, or Restricted Stock Award in the form of cash; and

  (b)
  A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award payable in Shares.

        4.3    Adjustments in Authorized Shares.    In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of SCANA, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of SCANA, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

Article 5. Eligibility and Participation

        5.1    Eligibility.    Persons eligible to participate in this Plan are those Employees who are designated Eligible Employees by the Committee. In no event, however, shall any ISOs be granted to any person who owns more than 10% of the total combined voting power of all classes of stock of SCANA.

        5.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select in its sole and broad discretion, upon or without the recommendation of officers of the Company, from all Eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6. Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

        6.3    Option Price.    The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

        6.4    Duration of Options.    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

        6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

        6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to SCANA, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        The Option Price upon exercise of any Option shall be payable to SCANA in full either: (a) in cash or its equivalent, or (b) if permitted by the Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) if permitted by the Award Agreement, by a combination of (a) and (b).

        The Committee also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, SCANA shall deliver to the Participant, in the Participant's name, certificates evidencing the number of Shares purchased under the Option(s).

        6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

        6.8    Termination of Employment.    Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Section 13.1. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

  6.9 Nontransferability of Options.

        (a)    Incentive Stock Options.    No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

        (b)    Nonqualified Stock Options.    No NQSO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

Article 7. Stock Appreciation Rights

        7.1    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

        The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

        The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

        7.2    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.3    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        7.4    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.5    Term of SARs.    The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

        7.6    Payment of SAR Amount.    Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

  (a)
  The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

  (b)
  The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

        7.7    Termination of Employment.    Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Section 13.1. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

        7.8    Nontransferability of SARs.    No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 8. Restricted Stock

        8.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

        8.2    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

        8.3    Nontransferability.    Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant for the Period of Restriction.

        8.4    Other Restrictions.    Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

        The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

        Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

        8.5    Voting Rights.    Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

        8.6    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends with respect to such Shares or the Committee may apply any restrictions to the crediting of dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the crediting of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception. Notwithstanding anything to the contrary herein, dividends accrued on Restricted Stock will only be paid if the Restricted Stock vests.

        8.7    Termination of Employment.    Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive nonvested Restricted Stock following termination of the Participant's employment with the Company with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Section 13.1. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the termination.

Article 8A. Restricted Stock Units

        8A.1 Grant of Restricted Stock Units.    Subject to the terms of the Plan, RSUs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

        8A.2 Restricted Stock Unit Agreement.    Each RSU grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, and such other provisions as the Committee shall determine.

        8A.3 Value of Restricted Stock Unit.    Each RSU shall have a value that is equal to the Fair Market Value of a Share on the date of grant.

        8A.4 Vesting of Restricted Stock Units.    Subject to Section 13.1, unless the Award Agreement provides otherwise, RSUs shall vest 100% upon the third anniversary of the grant date. Except as otherwise provided in Article 8A.7 below, if the RSUs have not fully vested as of the date the employment of a Participant has been terminated, the RSUs shall be forfeited.

        8A.5 Form and Timing of Payment of Restricted Stock Units.    Payment of RSUs shall be made in a single lump sum cash payment as soon as administratively practicable after the vesting date under Article 8A.4 or as otherwise determined under Section 8A.7 below. The amount of such payment shall be equal to the Fair Market Value of the RSUs on the vesting date.

        8A.6 Dividend Equivalents.    Each RSU shall be credited with an amount equal to the dividends paid on a Share between the date of grant and the date such RSU is paid to the Participant (if at all). Dividend equivalents shall vest, if at all, upon the same terms and conditions governing the vesting of RSUs under the Plan. Payment of the dividend equivalent shall be made at the same time as payment of the RSU and shall be made without interest or other adjustment. If the RSU is forfeited, the Participant shall have no right to dividend equivalents.

        8A.7 Separation from Service Due to Death, Disability, or Retirement.    In the event the employment of a Participant is terminated by reason of the Participant's Separation from Service on account of death, Disability, or Retirement, prior to the date on which the RSUs would otherwise have vested under Article 8A.4, the RSUs shall immediately vest and payment of such RSUs (together with any dividend equivalents under Article 8A.6) shall be made in a single lump sum cash payment as soon as practicable thereafter; provided that, if the Participant is a Specified Employee, any such payment shall be deferred until the earlier of (i) the first day of the seventh month following the Participant's Separation from Service (without regard to whether the Participant is reemployed on that date) or (ii) the date of the Participant's death.

        8A.8 Nontransferability.    RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 9. Performance Units and Performance Shares

        9.1    Grant of Performance Units/Shares.    Subject to the terms of the Plan, Performance Units, and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

        9.2    Value of Performance Units/Shares.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

        9.3    Earning of Performance Units/Shares.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

        At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Shares which have been earned, but not yet distributed to Participants.

        9.5    Separation from Service Due to Death, Disability or Retirement.    In the event a Participant incurs a Separation from Service on account of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares as specified in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who incur a Separation from Service on account of Retirement during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

        9.6    Termination of Employment for Other Reasons.    Subject to Section 13.1, in the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all

Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee and set forth in the Participant's Award Agreement.

        9.7    Nontransferability.    Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan with respect to Performance Units/Shares shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

Article 10. Performance Measures

        Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured at the SCANA level, at a subsidiary level, or at an operating unit level and shall be chosen from among:

  (a)
  Earnings per share;

  (b)
  Return measures (including, but not limited to, return on assets, equity, or sales);

  (c)
  Cash flow return on investments which equals net cash flow divided by owners equity;

  (d)
  Earnings before or after taxes;

  (e)
  Gross revenues; and

  (f)
  Share price (including, but not limited to, growth measures and total shareholder return).

        The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by a Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

        In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

        In the case of any Award which is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been satisfied. For this purpose, approved minutes of the Committee meeting at which the certification is made will be treated as a written certification. No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

Article 11. Beneficiary Designation

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 12. Rights of Employees

        12.1    Employment.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

        12.2    Participation.    No Eligible Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 13. Change in Control

        13.1    Outstanding Awards.    Upon the occurrence of a Change in Control, the treatment of any Awards shall be addressed in the Participant's Award Agreement.

        13.2    Termination, Amendment, and Modifications of Change-in-Control Provisions.    Notwithstanding any other provision of this Plan (but subject to the limitations of Section 14.3 hereof), the provisions of this Article 13 and the "change in control" provisions of any Award Agreement may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 13 at any time and from time to time prior to the date of a Change in Control.

Article 14. Amendment, Modification and Termination

        14.1    Amendment, Modification and Termination.    Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part for any purpose which the Committee deems appropriate and that is otherwise consistent with Section 409A of the Code; provided, however, no amendment shall without shareholder approval (i) increase the total number of Shares that may be issued under the Plan or the maximum awards thereunder as set forth in Section 4.1; (ii) modify the requirements as to eligibility for benefits under the Plan; or (iii) reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

        14.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Sections 162(m) and 409A of the Code, as from time to time amended.

        14.3    Awards Previously Granted.    Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.2 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

        14.4    Compliance with Code Section 162(m).    At all times when Code Section 162(m) is applicable, all Awards granted under this Plan to Covered Employees shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 14 make any adjustments it deems appropriate.

Article 15. Withholding

        15.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        15.2    Share Withholding.    With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having SCANA withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 16. Indemnification

        Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by SCANA against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with SCANA's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give SCANA an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under SCANA's Articles of Incorporation or bylaws, as a matter of law, or otherwise, or any power that SCANA may have to indemnify them or hold them harmless.

Article 17. Successors

        All obligations of SCANA under the Plan with respect to Awards granted hereunder shall be binding on any successor to SCANA.

Article 18. Legal Construction

        18.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        18.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        18.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        18.4    Securities Law Compliance.    With respect to officers and directors of the Company subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        18.5    Governing Law.    To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of South Carolina.

FINANCIAL APPENDIX

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

        Statements included in this Financial Appendix (or elsewhere herein) which are not statements of historical fact are intended to be, and are hereby identified as, "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements concerning key earnings drivers, customer growth, environmental regulations and expenditures, leverage ratio, projections for pension fund contributions, financing activities, access to sources of capital, impacts of the adoption of new accounting rules and estimated construction and other expenditures. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" or "continue" or the negative of these terms or other similar terminology. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following:

(1)
the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment;

(2)
regulatory actions, particularly changes in rate regulation, regulations governing electric grid reliability, and environmental regulations;

(3)
current and future litigation;

(4)
changes in the economy, especially in areas served by subsidiaries of SCANA Corporation (SCANA);

(5)
the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets;

(6)
growth opportunities for SCANA's regulated and diversified subsidiaries;

(7)
the results of short- and long-term financing efforts, including future prospects for obtaining access to capital markets and other sources of liquidity;

(8)
changes in SCANA's or its subsidiaries' accounting rules and accounting policies;

(9)
the effects of weather, including drought, especially in areas where the generation and transmission facilities of SCANA and its subsidiaries (the Company) are located and in areas served by SCANA's subsidiaries;

(10)
payment by counterparties as and when due;

(11)
the results of efforts to license, site, construct and finance facilities for baseload electric generation;

(12)
the availability of fuels such as coal, natural gas and enriched uranium used to produce electricity; the availability of purchased power and natural gas for distribution; the level and volatility of future market prices for such fuels and purchased power; and the ability to recover the costs for such fuels and purchased power;

(13)
the availability of skilled and experienced human resources to properly manage, operate, and grow the Company's businesses;

(14)
labor disputes;

(15)
performance of SCANA's pension plan assets;

(16)
higher taxes;

(17)
inflation;

(18)
compliance with regulations; and

(19)
the other risks and uncertainties described from time to time in the periodic reports filed by SCANA or its subsidiaries with the United States Securities and Exchange Commission (SEC).

        SCANA disclaims any obligation to update any forward-looking statements.

SELECTED FINANCIAL DATA

	(Millions of dollars, except statistics and per share amounts)
As of or for the Year Ended December 31,	2009	2008	2007	2006	2005
Statement of Income Data
Operating Revenues	$4,237	$5,319	$4,621	$4,563	$4,777
Operating Income	699	710	633	603	436
Other Income (Expense)	(177)	(176)	(153)	(157)	(155)
Preferred Stock Dividends	(9)	(7)	(7)	(7)	(7)
Income Before Cumulative Effect of Accounting Change	348	346	320	304	320
Income Available to Common Shareholders	$348	$346	$320	$310	$320
Common Stock Data
Weighted Average Number of Common Shares
Outstanding (Millions)	122.1	117.0	116.7	115.8	113.8
Basic and Diluted Earnings Per Share	$2.85	$2.95	$2.74	$2.68	$2.81
Dividends Declared Per Share of Common Stock	$1.88	$1.84	$1.76	$1.68	$1.56
Balance Sheet Data
Utility Plant, Net	$9,009	$8,305	$7,538	$7,007	$6,734
Total Assets	12,094	11,502	10,165	9,817	9,519
Total Equity	$3,408	$3,045	$2,960	$2,846	$2,677
Short-term and Long-term Debt	$4,846	$4,698	$3,852	$3,711	$3,677
Other Statistics
Electric:
Customers (Year-End)	654,766	649,571	639,258	623,402	609,971
Total sales (Million kWh)	23,104	24,284	24,885	24,519	25,305
Generating capability-Net MW (Year-End)	5,611	5,695	5,749	5,749	5,808
Territorial peak demand-Net MW	4,557	4,789	4,926	4,742	4,820
Regulated Gas:
Customers, excluding transportation (Year-End)	782,192	774,502	759,336	738,317	716,794
Sales, excluding transportation (Thousand Therms)	832,931	848,568	823,976	997,173	1,106,526
Transportation customers (Year-End)	482	474	446	430	365
Transportation volumes (Thousand Therms)	1,388,096	1,366,675	1,369,684	852,100	707,189
Retail Gas Marketing:
Retail customers (Year-End)	455,198	459,250	484,565	482,822	479,382
Firm customer deliveries (Thousand Therms)	347,324	356,288	340,743	335,896	379,913
Nonregulated interruptible customer deliveries (Thousand Therms)	1,628,942	1,526,933	1,548,878	1,239,926	1,010,066

        Significant events affecting historical earnings trends include the following:

        In 2009, Operating Revenues reflects lower market prices for natural gas, which resulted in similar declines in gas purchased for resale within operating expenses. Electric and Regulated Gas statistics reflect sluggish customer growth rates while declines in customer usage reflect the effects of a recession. Retail Gas Marketing experienced a slight reduction in retail customers during the year due to intense competition and the effects of a recession.

        In 2007, Regulated Gas reflects the change in business model of Carolina Gas Transmission Corporation (CGT) from an intrastate supplier of natural gas to a transportation-only, interstate pipeline company in November 2006.

        In 2006, SCANA reduced a litigation accrual by $4.7 million (after-tax) or $.04 per share, upon settlement of litigation arising from the prior sale of the Company's propane business for an amount that was less than had been accrued previously. In addition, SCANA recorded as the cumulative effect of accounting change a gain of $5.8 million (after-tax), or $.05 per share, related to reduced share-based compensation cost upon adoption of related accounting guidance.

        In 2005, SCANA recognized a gain of $4 million (after-tax), or $.03 per share, upon receipt of additional proceeds from the 2003 sale of the Company's investment in ITC Holding Company, Inc. These additional proceeds had been held in escrow pending resolution of certain contingencies.

SCANA'S BUSINESS

Regulated Utilities

        South Carolina Electric & Gas Company (SCE&G) is engaged in the generation, transmission, distribution and sale of electricity to approximately 655,000 customers and the purchase, sale and transportation of natural gas to approximately 310,000 customers (each as of December 31, 2009). SCE&G's business experiences seasonal fluctuations, with generally higher sales of electricity during the summer and winter months because of air conditioning and heating requirements, and generally higher sales of natural gas during the winter months due to heating requirements. SCE&G's electric service territory extends into 24 counties covering nearly 17,000 square miles in the central, southern and southwestern portions of South Carolina. The service area for natural gas encompasses all or part of 35 counties in South Carolina and covers more than 25,000 square miles. More than 3.2 million persons live in the counties where SCE&G conducts its business. Resale customers include municipalities, electric cooperatives, other investor-owned utilities, registered marketers and federal and state electric agencies. Predominant industries served by SCE&G include chemicals, educational services, textile manufacturing, paper products, food products, lumber and wood products, health services, food and retail stores.

        South Carolina Generating Company, Inc. (GENCO) owns Williams Station and sells electricity solely to SCE&G.

        South Carolina Fuel Company, Inc. (Fuel Company) acquires, owns and provides financing for SCE&G's nuclear fuel, fossil fuel and emission allowances.

        Public Service Company of North Carolina, Incorporated (PSNC Energy) purchases, sells and transports natural gas to approximately 473,000 residential, commercial and industrial customers (as of December 31, 2009). PSNC Energy serves 28 franchised counties covering 12,000 square miles in North Carolina. The industrial customers of PSNC Energy include manufacturers and processors of automobiles, pharmaceuticals, biotechnicals, chemicals, ceramics, food products, steel and non-woven textile and kindred products.

        Carolina Gas Transmission Corporation (CGT) operates as an open access, transportation-only interstate pipeline company regulated by the Federal Energy Regulatory Commission (FERC). CGT operates in southeastern Georgia and in South Carolina and has interconnections with Southern Natural at Port Wentworth, Georgia and with Southern LNG, Inc. at Elba Island, near Savannah, Georgia. CGT also has interconnections with Southern Natural in Aiken County, South Carolina, and with Transco in Cherokee and Spartanburg counties, South Carolina. CGT's customers include SCE&G (which uses natural gas for electricity generation and for gas distribution to retail customers), SCANA Energy Marketing, Inc. (SEMI) (which markets natural gas to industrial and sale for resale customers, primarily in the Southeast), other natural gas utilities, municipalities, county gas authorities, and industrial customers primarily engaged in the manufacturing or processing of ceramics, paper, metal, food and textiles.

Nonregulated Businesses

        SEMI markets natural gas primarily in the southeast and provides energy-related risk management services. SCANA Energy, a division of SEMI, sells natural gas to over 455,000 customers (as of December 31, 2009) in Georgia's natural gas market. The Georgia Public Service Commission (GPSC) has selected SCANA Energy to serve as the state's regulated provider until August 31, 2011. Included in the above customer count, SCANA Energy serves over 90,000 customers (as of December 31, 2009) under this regulated provider contract, which includes low-income and high credit risk customers. SCANA Energy's total customer base represents approximately 30% of the 1.5 million customers in Georgia's deregulated natural gas market. SCANA Energy remains the second largest natural gas marketer in the state.

        SCANA Communications, Inc. (SCI) owns and operates a 500-mile fiber optic telecommunications network and data center facilities in South Carolina. Through a joint venture, SCI has an interest in an additional 2,280 miles of fiber in South Carolina, North Carolina and Georgia. SCI also provides tower site construction, management and rental services in the Carolinas.

        ServiceCare, Inc. provides service contracts on home appliances and heating and air conditioning units.

        SCANA Services, Inc. provides administrative, management and other services to SCANA's subsidiaries and business units.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

        SCANA, through its wholly-owned regulated subsidiaries, is primarily engaged in the generation, transmission, distribution and sale of electricity in parts of South Carolina and in the purchase, transmission and sale of natural gas in portions of North and South Carolina. Through a wholly-owned nonregulated subsidiary, SCANA markets natural gas to retail customers in Georgia and to wholesale customers primarily in the southeast. Other wholly-owned nonregulated subsidiaries provide fiber optic and other telecommunications services and provide service contracts to homeowners on certain home appliances and heating and air conditioning units. A service company subsidiary of SCANA provides administrative, management and other services to SCANA and its subsidiaries.

        The following map indicates areas where the Company's significant business segments conduct their activities, as further described in this overview section.

        The following percentages reflect revenues and income available to common shareholders earned by the Company's regulated and nonregulated businesses and the percentage of total assets held by them.

	2009	2008	2007
% of Revenues
Regulated	73%	65%	66%
Nonregulated	27%	35%	34%
% of Income Available to Common Shareholders
Regulated	96%	94%	92%
Nonregulated	4%	6%	8%
% of Assets
Regulated	94%	93%	92%
Nonregulated	6%	7%	8%

Key Earnings Drivers and Outlook

        During 2009, the southeast continued to suffer from the effects of the recession. At December 31, 2009 preliminary estimates of seasonally adjusted unemployment for the states in which the Company primarily provides service were 10.3% in Georgia, 11.2% in North Carolina and 12.6% in South Carolina. These rates are significantly higher than rates at December 31, 2008. Customer growth rates remained positive, but sluggish, throughout 2009 in most regulated business segments. In addition, the regulated business segments continued to experience declines in customer usage. Our nonregulated natural gas marketer in Georgia experienced a slight reduction in retail customers during the year as intense competition and economic distress continued. The Company expects that any economic recovery will be slow in 2010, and cannot determine when or if customer growth and usage trends may return to pre-2008 levels.

        Over the next five years, key earnings drivers for the Company will be additions to rate base at SCE&G, CGT and PSNC Energy, consisting primarily of capital expenditures for environmental facilities, new generating capacity and system expansion. Other factors that will impact future earnings growth include the regulatory environment, customer growth and usage in each of the regulated utility businesses, earnings in the natural gas marketing business in Georgia and the level of growth of operation and maintenance expenses and taxes.

Electric Operations

        The electric operations segment is comprised of the electric operations of SCE&G, GENCO and Fuel Company, and is primarily engaged in the generation, transmission, distribution and sale of electricity in South Carolina. At December 31, 2009 SCE&G provided electricity to approximately 655,000 customers in an area covering nearly 17,000 square miles. GENCO owns a coal-fired generating station and sells electricity solely to SCE&G. Fuel Company acquires, owns and provides financing for SCE&G's nuclear fuel, fossil fuel and emission allowance requirements.

        Operating results for electric operations are primarily driven by customer demand for electricity, the ability to control costs and rates allowed to be charged to customers. Embedded in the rates charged to customers is an allowed regulatory return on equity. SCE&G's allowed return on equity is 11.0%. Demand for electricity is primarily affected by weather, customer growth and the economy. SCE&G is able to recover the cost of fuel used in electric generation through retail customers' bills, but increases in fuel costs affect electric prices and, therefore, the competitive position of electricity against other energy sources.

        In 2008, SCE&G contracted with Westinghouse Electric Company LLC and Stone & Webster, Inc. for the design and construction of two 1,117-megawatt nuclear electric generating units at the site of V. C. Summer Nuclear Station (Summer Station). SCE&G and South Carolina Public Service Authority (Santee Cooper) will be joint owners and share operating costs and generation output of the units, with SCE&G accounting for 55 percent of the cost and output and Santee Cooper the remaining 45 percent. Assuming timely receipt of federal approvals and construction proceeding as scheduled, the first unit is expected to be completed and in service in 2016, and the second in 2019. The successful completion of the project would result in an increase of the Company's utility plant in service of approximately 58% over its 2009 level. Financing and managing the construction of these plants, together with continuing environmental construction projects, represents a significant challenge to the Company.

        In February 2009, the Public Service Commission of South Carolina (SCPSC) approved SCE&G's combined application pursuant to the Base Load Review Act (the BLRA) seeking a certificate of environmental compatibility and public convenience and necessity and for a base load review order relating to proposed construction and operation by SCE&G and Santee Cooper of two new nuclear generating units at Summer Station. Under the BLRA, the SCPSC conducted a full pre-construction prudency review of the proposed units and the engineering, procurement, and construction contract under which they are being built. The SCPSC prudency finding is binding on all future related rate proceedings so long as the construction proceeds in accordance with schedules, estimates and projections, including contingencies, as approved by the SCPSC. As part of its order, the SCPSC approved the initial rate increase of $7.8 million, or 0.4%, related to recovery of the cost of capital on project expenditures through June 30, 2008, and the revised rates became effective for bills rendered on and after March 29, 2009. In addition, SCE&G is allowed to file revised rates with the SCPSC each year to incorporate the financing cost of any incremental construction work in progress incurred for new nuclear generation. Requested rate adjustments are based on SCE&G's updated cost of debt and capital structure and on an allowed return on common equity of 11%. In May 2009, two intervenors filed separate appeals of the order (one of which challenged the SCPSC's prudency finding) with the South Carolina Supreme Court. A hearing for one appeal is set for March 4, 2010, and the hearing for the other appeal has not been set. SCE&G cannot predict how or when the appeals will be resolved. In September 2009, the SCPSC approved SCE&G's first annual revised rate request under the BLRA which constituted a $22.5 million or 1.1% increase to retail electric rates. In January 2010, the SCPSC approved SCE&G's request under the BLRA to approve an updated construction and capital cost schedule for the new units. The revised schedule does not change the previously announced completion date for the new units or the originally announced cost.

        In March 2008, SCE&G and Santee Cooper filed an application with the Nuclear Regulatory Commission (NRC) for a combined construction and operating license (COL). This COL application for the two new units was reviewed for completeness by the NRC and docketed on July 31, 2008. In September 2008 the NRC issued a 30-month review schedule from the docketing date to the issuance of the safety evaluation report which would signify satisfactory completion of their review. Both the environmental and safety reviews by the NRC are in progress and should support a COL issuance in late 2011 or early 2012. This date would support both the project schedule and the substantial completion dates for the two new units in 2016 and 2019, respectively.

        The Company expects that significant legislative or regulatory initiatives regarding energy, will be undertaken, particularly at the federal level. These initiatives may require the Company to build or otherwise acquire generating capacity from energy sources that exclude fossil fuels, nuclear or hydro facilities (for example, under a renewable portfolio standard or "RPS"). New legislation or regulations may also impose stringent requirements on existing power plants to reduce emissions of sulfur dioxide, nitrogen oxides and mercury. It is also possible that new initiatives will be introduced to reduce carbon dioxide and other greenhouse gas emissions. The Company cannot predict whether such legislation or regulations will be enacted, and if they are, the conditions they would impose on utilities.

        The EPA has publicly stated its intention to propose new federal regulations affecting the management and disposal of coal combustion products (CCP), such as ash, in 2010. Such regulations could result in the treatment of some CCPs as hazardous waste and could impose significant costs to utilities, such as SCE&G and GENCO. While the Company cannot predict how extensive the regulations will be, the Company believes that any additional costs imposed by such regulations would be recoverable through rates.

Gas Distribution

        The gas distribution segment is comprised of the local distribution operations of SCE&G and PSNC Energy and is primarily engaged in the purchase, transmission and sale of natural gas to retail customers in portions of North Carolina and South Carolina. At December 31, 2009 this segment provided natural gas to approximately 783,000 customers in areas covering 37,000 square miles.

        Operating results for gas distribution are primarily influenced by customer demand for natural gas, the ability to control costs and allowed rates to be charged to customers. Embedded in the rates charged to customers is an allowed regulatory return on equity.

        Demand for natural gas is primarily affected by weather, customer growth, the economy and, for commercial and industrial customers, the availability and price of alternate fuels. Natural gas competes with electricity, propane and heating oil to serve the heating and, to a lesser extent, other household energy needs of residential and small commercial customers. This competition is generally based on price and convenience. Large commercial and industrial customers often have the ability to switch from natural gas to an alternate fuel, such as propane or fuel oil. Natural gas competes with these alternate fuels based on price. As a result, any significant disparity between supply and demand, either of natural gas or of alternate fuels, and due either to production or delivery disruptions or other factors, will affect price and impact the Company's ability to retain large commercial and industrial customers. Significant supply disruptions occurred in September and October 2005 as a result of hurricane activity in the Gulf of Mexico, resulting in the curtailment during the period of most large commercial and industrial customers with interruptible supply agreements. While significant supply disruptions have not been experienced since 2005, the price of natural gas remains volatile. Due to the recession, demand for natural gas has decreased overall, resulting in significantly lower prices for this commodity in 2009. The long-term impact of volatile gas prices and gas supply has not been determined.

Gas Transmission

        CGT operates an open access, transportation-only interstate pipeline company regulated by the FERC. CGT's operating results are primarily influenced by customer demand for natural gas, the ability to control costs and allowed rates to be charged to customers. Demand for CGT's services is closely linked to demand for natural gas and is affected by the price of alternate fuels and customer growth. CGT provides transportation services to SCE&G for its gas distribution customers and for certain electric generation needs and to SEMI for natural gas marketing. CGT also provides transportation services to other natural gas utilities, municipalities and county gas authorities and to industrial customers.

Retail Gas Marketing

        SCANA Energy, a division of SEMI, comprises the retail gas marketing segment. This segment markets natural gas to over 455,000 customers (as of December 31, 2009, and includes regulated division customers described below) throughout Georgia. SCANA Energy's total customer base represents an approximately 30% share of the customers in Georgia's deregulated natural gas market. SCANA Energy remains the second largest natural gas marketer in the state. SCANA Energy's competitors include affiliates of other large energy companies with experience in Georgia's energy market, as well as several electric membership cooperatives. SCANA Energy's ability to maintain its market share depends on the prices it charges customers relative to the prices charged by its competitors, its ability to continue to provide high levels of customer service and other factors.

        As Georgia's regulated provider, SCANA Energy provides service to low-income customers and customers unable to obtain or maintain natural gas service from other marketers at rates approved by the GPSC, and SCANA Energy receives funding from the Universal Service Fund to offset some of the bad debt associated with the low-income group. SCANA Energy's contract to serve as Georgia's regulated provider of natural gas ends on August 31, 2011. SCANA Energy files financial and other information periodically with the GPSC, and such information is available at www.psc.state.ga.us (which is not intended as an active hyperlink; the information on the GPSC website is not part of this or any other report filed with the SEC). Included in the above customer count, SCANA Energy's regulated division served over 90,000 customers (as of December 31, 2009).

        SCANA Energy and SCANA's other natural gas distribution and marketing segments maintain gas inventory and also utilize forward contracts and other financial instruments, including commodity swaps and futures contracts, to manage their exposure to fluctuating commodity natural gas prices. See Note 9 to the consolidated financial statements. As a part of this risk management process, at any given time, a portion of SCANA's projected natural gas needs has been purchased or otherwise placed under contract. Since SCANA Energy operates in a competitive market, it may be unable to sustain its current levels of customers and/or pricing, thereby reducing expected margins and profitability. Further, there can be no assurance that Georgia's gas delivery regulatory framework will remain unchanged as dynamic market conditions evolve.

Energy Marketing

        The divisions of SEMI, excluding SCANA Energy (Energy Marketing), comprise the energy marketing segment. This segment markets natural gas primarily in the southeast and provides energy-related risk management services to customers.

        The operating results for energy marketing are primarily influenced by customer demand for natural gas and the ability to control costs. Demand for natural gas is primarily affected by the price of alternate fuels and customer growth. In addition, certain pipeline capacity available for Energy Marketing to serve industrial and other customers is dependent upon the market share held by SCANA Energy in the retail market.

RESULTS OF OPERATIONS

	2009	2008	2007
Earnings per share	$2.85	$2.95	$2.74
Cash dividends declared (per share)	$1.88	$1.84	$1.76

•	2009 vs 2008	Earnings per share decreased in 2009 due to lower electric margin of $.09, lower gas margin of $.05, higher depreciation expense of $.05, lower gains on asset sales of $.05, higher interest expense of $.03, higher property taxes of $.05, dilution from additional shares outstanding of $.12 and by $.05 of other items explained in the following pages. These items were partially offset by $.11 due to the tax benefit and related interest income arising from the resolution of an income tax uncertainty in favor of the Company, by $.18 due to lower operation and maintenance expenses and by $.12 due to increased equity allowance for funds using during construction.
•	2008 vs 2007
Earnings per share increased in 2008 due to higher electric margin of $.41 and higher gas margin of $.16. These items were partially offset by $.11 due to higher interest expense, by $.14 due to higher operating expenses and by other items explained in the following pages.

Pension Cost (Income)

        Pension cost (income) was recorded on the Company's financial statements as follows:

Millions of dollars	2009	2008	2007
Income Statement Impact:
Reduction in employee benefit costs	$—	$(0.6)	$(2.5)
Other income	(3.7)	(14.6)	(13.7)
Balance Sheet Impact:
Increase (reduction) in capital expenditures	9.8	(0.3)	(0.8)
Component of amount (due to) payable from Summer Station co-owner	2.7	(0.3)	(0.4)
Regulatory asset	31.2	—	—

Total Pension Cost (Income)	$40.0	$(15.8)	$(17.4)

        The Company recorded significant pension income in each of 2008 and 2007. Due to the significant decline in plan asset values during the fourth quarter of 2008 stemming from turmoil in the financial markets, the Company recorded significant pension cost in 2009. However, no contribution to the pension trust was necessary in or for 2009, nor did limitations on benefit payments apply.

        Additionally, in February 2009, SCE&G was granted accounting orders by the SCPSC which allow it to mitigate a significant portion of this increased pension cost by deferring as a regulatory asset the amount of pension expense above the level of pension income which is included in current rates for its retail electric and gas distribution regulated operations. These costs are being deferred until future rate filings, at which time the accumulated deferred costs will be addressed prospectively. See further information at Liquidity and Capital Resources and Critical Accounting Policies and Estimates.

Allowance for Funds Used During Construction (AFC)

        AFC is a utility accounting practice whereby a portion of the cost of both equity and borrowed funds used to finance construction (which is shown on the balance sheet as construction work in progress) is capitalized. The Company includes an equity portion of AFC in nonoperating income and a debt portion of AFC in interest charges (credits) as noncash items, both of which have the effect of increasing reported net income. AFC represented approximately 9.8% of income before income taxes in 2009, 5.6% in 2008 and 3.3% in 2007.

Electric Operations

        Electric Operations is comprised of the electric operations of SCE&G, GENCO and Fuel Company. Electric operations sales margins (including transactions with affiliates) were as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Operating revenues	$2,140.9	(4.3)%	$2,236.4	14.4%	$1,954.1
Less: Fuel used in generation	817.6	(5.3)%	863.6	30.4%	662.3
Purchased power	16.8	(53.5)%	36.1	10.4%	32.7

Margin	$1,306.5	(2.3)%	$1,336.7	6.2%	$1,259.1

•	2009 vs 2008	Margin decreased by $6.6 million due to lower residential and commercial usage (including the partially offsetting effects of favorable weather), by $11.9 million due to lower industrial sales, and by lower off-system sales of $15.9 million. Margin also decreased by $13.6 million due to the adoption of new, lower SCPSC-approved electric depreciation rates, the effect of which was offset within operating revenues. The decreases were partially offset by higher residential and commercial customer growth of $6.2 million and by increases in base rates by the SCPSC under the BLRA of $10.8 million, which became effective for bills rendered on or after March 29, 2009.
•	2008 vs 2007
Margin increased by $74.5 million due to increased retail electric rates that went into effect in January 2008 and by $16.6 million due to residential and commercial customer growth. These increases were offset by $5.4 million due to lower off-system sales, by $3.5 million due to lower industrial sales and by $10.0 million in lower residential and commercial usage.

        Megawatt hour (MWh) sales volumes related to the electric margin above, by class, were as follows:

Classification (in thousands)	2009	% Change	2008	% Change	2007
Residential	7,893	0.8%	7,828	0.2%	7,814
Commercial	7,350	(1.3)%	7,450	(0.3)%	7,469
Industrial	5,324	(13.5)%	6,152	(1.8)%	6,267
Sales for resale (excluding interchange)	1,815	(1.9)%	1,850	(11.9)%	2,100
Other	562	(1.2)%	569	1.1%	563

Total territorial	22,944	(3.8)%	23,849	(1.5)%	24,213
Negotiated Market Sales Tariff (NMST)	160	(63.2)%	435	(35.3)%	672

Total	23,104	(4.9)%	24,284	(2.4)%	24,885

•	2009 vs 2008	Territorial sales volumes decreased by 95 MWh due to decreased average use, partially offset by favorable weather, and by 828 MWh due to lower industrial sales volumes as a result of a recessionary economy, partially offset by an increase of 76 MWh due to residential and commercial customer growth. NMST volumes decreased due to lower regional demand.
•	2008 vs 2007
Territorial sales volumes decreased by 252 MWh due to weather and by 115 MWh due to lower industrial sales volumes as a result of a recessionary economy, partially offset by an increase of 238 MWh due to residential and commercial customer growth.

Gas Distribution

        Gas Distribution is comprised of the local distribution operations of SCE&G and PSNC Energy. Gas distribution sales margins (including transactions with affiliates) were as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Operating revenues	$948.4	(23.4)%	$1,238.1	12.9%	$1,096.4
Less: Gas purchased for resale	585.1	(34.0)%	886.1	15.9%	764.6

Margin	$363.3	3.2%	$352.0	6.1%	$331.8

•	2009 vs 2008	Margin increased by $2.7 million due to SCPSC-approved increase in retail gas base rates at SCE&G which became effective with the first billing cycle of November 2008, and by $3.7 million due to SCPSC-approved increase in retail gas base rates which became effective with the first billing cycle of November 2009, offset by a decrease of $3.0 million due to decreased customer usage at SCE&G. The NCUC-approved rate increase at PSNC Energy, for services rendered on or after November 1, 2008, increased margin by $6.6 million.
•	2008 vs 2007
Margin increased by $3.6 million due to SCPSC-approved increase in retail gas base rates at SCE&G which became effective with the first billing cycle of November 2007, by $1.1 million due to SCPSC-approved increase in retail gas base rates which became effective with the first billing cycle of November 2008, and by $2.4 million due to other customer growth at SCE&G. The NCUC-approved rate increase at PSNC Energy, for services rendered on or after November 1, 2008, increased margin by $2.5 million, while an increase in normalized customer usage contributed $5.0 million and customer growth added $4.9 million.

        Dekatherm (DT) sales volumes by class, including transportation gas, were as follows:

Classification (in thousands)	2009	% Change	2008	% Change	2007
Residential	38,995	4.0%	37,507	8.6%	34,544
Commercial	27,220	(2.8)%	28,004	5.4%	26,573
Industrial	16,798	(13.2)%	19,345	(9.1)%	21,281
Transportation gas	30,845	(2.7)%	31,698	1.7%	31,154

Total	113,858	(2.3)%	116,554	2.6%	113,552

•	2009 vs 2008	Residential sales volume increased primarily due to customer growth and weather. Commercial and industrial sales volume decreased primarily as a result of weak economic conditions.
•	2008 vs 2007
Residential, commercial and transportation gas sales volume increased primarily due to customer growth. Industrial gas sales volume decreased primarily due to a loss of customers as a result of a recessionary economy.

Gas Transmission

        Gas Transmission is comprised of the operations of CGT. Transportation revenue is generally based upon contracts to reserve long-term capacity and is not fully dependent upon volumes. Gas transmission transportation revenue (including transactions with affiliates) was as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Transportation revenue	$51.2	4.3%	$49.1	—%	$49.1

•	2009 vs 2008	Transportation revenue increased in 2009 due to additional sales of firm transportation capacity.
•	2008 vs 2007	In 2008 the transportation revenue was unchanged from 2007.

        Transportation volumes totaled 111.3 million DT in 2009, 107.9 million DT in 2008 and 108.6 million DT in 2007. Transportation volumes increased in 2009 due to increased use of natural gas-fired electric generation as a result of lower gas prices. Transportation volumes decreased in 2008 as a result of lower gas-fired electric generation, primarily due to milder weather and a slowing economy.

Retail Gas Marketing

        Retail Gas Marketing is comprised of SCANA Energy which operates in Georgia's natural gas market. Retail Gas Marketing revenues and net income were as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Operating revenues	$521.7	(17.4)%	$631.7	8.1%	$584.2
Net income	24.0	(26.2)%	32.5	18.2%	27.5

•	2009 vs 2008	Operating revenues decreased as a result of lower average retail prices and volumes. Net income decreased due to lower margin, partially offset by lower bad debt and the costs of a 2008 GPSC settlement related to operation of pricing plans.
•	2008 vs 2007
Operating revenues increased primarily as a result of higher average retail prices and volumes. Net income increased primarily due to higher margin and lower bad debt expense, partially offset by the costs of a GPSC settlement.

        Delivered volumes totaled 34.7 million DT in 2009, 35.6 million DT in 2008 and 34.1 million DT in 2007.

Energy Marketing

        Energy Marketing is comprised of the Company's nonregulated marketing operations, excluding SCANA Energy. Energy Marketing operating revenues and net income were as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Operating revenues	$776.9	(47.6)%	$1,483.8	27.1%	$1,167.7
Net income	3.4	78.9%	1.9	(32.1)%	2.8

•	2009 vs 2008	Operating revenues decreased primarily due to lower market prices. Net income increased due to lower operating expenses, including bad debts.
•	2008 vs 2007	Operating revenues increased primarily due to higher market prices which more than offset the decrease in sales volumes. Net income decreased due to higher operating expenses, including bad debts.

        Delivered volumes totaled 162.9 million DT in 2009, 152.7 million DT in 2008 and 154.9 million DT in 2007. Delivered volumes increased in 2009 compared to 2008 primarily as a result of increased power generation sales. Delivered volumes decreased in 2008 compared to 2007 primarily as a result of decreased sales due to milder weather.

Other Operating Expenses

        Other operating expenses arising from the operating segments previously discussed were as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Other operation and maintenance	$639.7	(5.2)%	$674.6	4.1%	$648.2
Depreciation and amortization	316.0	(1.0)%	319.3	(1.3)%	323.4
Other taxes	176.9	5.3%	168.0	4.9%	160.2

Total	$1,132.6	(2.5)%	$1,161.9	2.7%	$1,131.8

•	2009 vs 2008	Other operation and maintenance expenses decreased by $9.0 million due to lower generation, transmission and distribution expenses, by $6.2 million due to lower incentive compensation and other benefits, by $12.4 million due to lower customer service expenses and general expenses, including bad debt expense, and by $2.5 million due to decreased legal expenses and settlement costs related to SCANA Energy's settlement with GPSC in 2008. Depreciation and amortization expense decreased by $13.6 million due to the implementation of new, lower SCPSC-approved electric depreciation rates in 2009, offset by higher depreciation expense of $9.5 million due to 2009 net property additions. Other taxes increased primarily due to higher property taxes.
•	2008 vs 2007
Other operation and maintenance expenses increased by $2.6 million due to higher generation, transmission and distribution expenses, by $8.9 million due to higher incentive compensation and other benefits, by $6.4 million due to higher customer service expense, including bad debt expense, by $2.0 million due to lower pension income and by $2.6 million due to increased legal expenses related to SCANA Energy's settlement with the GPSC. Depreciation and amortization expense decreased by $4.6 million due to the 2007 expiration of the synthetic fuel tax credit program (see Income Taxes — Recognition of Synthetic Fuel Tax Credits) and by $8.5 million due to the 2007 expiration of a three-year amortization of previously deferred purchased power costs, partially offset by increased depreciation expense of $10.3 million due to 2008 net property additions. Other taxes increased primarily due to higher property taxes.

Other Income (Expense)

        Other income (expense) includes the results of certain incidental (non-utility) activities and the activities of certain non-regulated subsidiaries. Components of other income (expense) were as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Other income	$64.5	(17.9)%	$78.6	(21.2)%	$99.8
Other expenses	(36.9)	(11.1)%	(41.5)	(13.9)%	(48.2)

Total	$27.6	(25.6)%	$37.1	(28.1)%	$51.6

•	2009 vs 2008	Total other income (expense) decreased $10.9 million due to decreased pension income and $8.9 million due to gain on sale of assets in 2008. These decreases were partially offset by an $8.7 million increase in interest income. (See discussion under "Resolution of EIZ Tax Credit Uncertainty" below).
•	2008 vs 2007
Other income decreased by $11.7 million and other expenses decreased by $6.7 million due to management and maintenance services no longer being provided for a non-affiliated synthetic fuel production facility. Other revenues also decreased by $5.8 million due to income from the sale of a bankruptcy claim in 2007.

Resolution of EIZ Tax Credit Uncertainty

        SCE&G earned an Economic Impact Zone state income tax credit (EIZ credit) in 1996 based on qualifying property additions. This EIZ credit exceeded the Company's state tax liability for the 1996 tax year, leaving $15.3 million unused. The Company's attempt to carry forward the unused credit to tax years 1997 and 1998 was contested by the South Carolina Department of Revenue. In September 2009, the South Carolina Supreme Court decided the matter in the Company's favor. As a result of the favorable resolution of this uncertainty, the Company recorded the refund for the previously contested EIZ credit of $15.3 million and an additional $14.3 million of interest income.

        Prior to this favorable Supreme Court decision, and pursuant to accounting guidance concerning income tax uncertainties, the value of the contested credit had not been reflected in the Company's statement of income. SCE&G's practice has been to amortize EIZ credits to income over the lives of the properties that gave rise to the credits. Accordingly, upon resolution of this prior uncertainty, the Company recorded a cumulative adjustment in the third quarter 2009 of approximately $6.3 million ($4.0 million after federal tax effect) as a reduction in income taxes. The remainder of these EIZ credits will be amortized to income over the remaining life of the related properties that gave rise to the tax benefit, as a reduction in income taxes. The interest income of $14.3 million ($8.8 million after tax effect) was recorded in the third quarter of 2009 within other income.

Interest Expense

        Components of interest expense, net of the debt component of AFC, were as follows:

Millions of dollars	2009	% Change	2008	% Change	2007
Interest on long-term debt, net	$228.5	7.7%	$212.1	21.5%	$174.5
Other interest expense	5.0	(67.1)%	15.2	(52.2)%	31.8

Total	$233.5	2.7%	$227.3	10.2%	$206.3

        Interest on long-term debt increased in each year primarily due to increased long-term borrowings over the prior year. Other interest expense decreased in each year primarily due to lower principal balances on short-term debt over the prior year.

Income Taxes

        Income tax expense decreased in 2009 primarily due to the recognition of a tax benefit from the resolution of the EIZ tax credit uncertainty in favor of the Company (see discussion above at Other Income (Expense)) and due to changes in operating income. Income taxes increased in 2008 primarily due to the recognition at SCE&G of $17.4 million in synthetic fuel tax credits in 2007 (see discussion under "Recognition of Synthetic Fuel Tax Credits" below) and due to changes in operating income.

Recognition of Synthetic Fuel Tax Credits

        SCE&G held equity-method investments in two partnerships that were involved in converting coal to synthetic fuel, the use of which fuel qualified for federal income tax credits. Under an accounting methodology approved by the SCPSC, construction costs related to the Lake Murray back-up dam project were recorded in utility plant in service in a special dam remediation account, outside of rate base, and accelerated depreciation was recognized against the balance in this account, subject to the availability of the synthetic fuel tax credits. The synthetic fuel tax credit program expired at the end of 2007.

        For 2007, the level of depreciation expense and related tax benefit recognized in the income statement was equal to the available synthetic fuel tax credits, less partnership losses and other expenses, net of taxes. As a result, the balance of unrecovered costs in the dam remediation account declined as accelerated depreciation was recorded. Although these entries collectively had no impact on consolidated net income, they did impact individual line items within the 2007 income statement, as follows:

Millions of dollars
Depreciation and amortization expense	$(8.4)
Income tax benefits	26.9
Losses from Equity Method Investments	(18.5)

Impact on Net Income	$—

        Available credits were not sufficient to fully recover the construction costs of dam remediation; therefore, recovery of remaining costs is being sought in connection with a retail electric rate application filed with the SCPSC in January 2010. In addition, SCE&G records non-cash carrying costs on the unrecovered investment which amounts were $5.4 million in 2009, $5.5 million in 2008 and $5.6 million in 2007. As of December 31, 2009, remaining unrecovered costs were $75.5 million and were recorded as a regulatory asset within Utility Plant. The Company expects these costs to be recoverable through rates.

LIQUIDITY AND CAPITAL RESOURCES

        The Company anticipates that its contractual cash obligations will be met through internally generated funds, the incurrence of additional short- and long-term indebtedness and sales of equity securities. The Company expects that it has or can obtain adequate sources of financing to meet its projected cash requirements for the foreseeable future. The Company's ratio of earnings to fixed charges for the year ended December 31, 2009 was 2.84.

        Cash requirements for SCANA's regulated subsidiaries arise primarily from their operational needs, funding their construction programs and payment of dividends to SCANA. The ability of the regulated subsidiaries to replace existing plant investment, to expand to meet future demand for electricity and gas and to install equipment necessary to comply with environmental regulations, will depend on their ability to attract the necessary financial capital on reasonable terms. Regulated subsidiaries recover the costs of providing services through rates charged to customers. Rates for regulated services are generally based on historical costs. As customer growth and inflation occur and these subsidiaries continue their ongoing construction programs, rate increases will be sought. The future financial position and results of operations of the regulated subsidiaries will be affected by their ability to obtain adequate and timely rate and other regulatory relief.

        The Company also obtains equity from SCANA's stock plans. Shares of SCANA common stock are acquired on behalf of participants in SCANA's Investor Plus Plan and Stock Purchase-Savings Plan through original issue shares, rather than on the open market. This provided approximately $90 million of additional equity during 2009 and is expected to provide approximately $90 million annually for 2010 and forward. Due primarily to new nuclear construction plans, the Company anticipates keeping this strategy in place for the foreseeable future.

        SCANA's leverage ratio of debt to capital was approximately 59% at December 31, 2009. SCANA has publicly announced its desire to reduce its present leverage ratio to levels between 54% and 57%, but SCANA's ability to do so depends on a number of factors. In the future, if SCANA is not able to reduce its leverage ratio, and maintain it within the desired range, the Company's debt ratings may be affected, it may be required to pay higher interest rates on its long- and short-term indebtedness, and its access to the capital markets may be limited.

Capital Expenditures

        Cash outlays for property additions and construction expenditures, including nuclear fuel, net of AFC, were $914 million in 2009 and are estimated to be $1.1 billion in 2010.

        The Company's current estimates of its capital expenditures for construction and nuclear fuel for 2010-2012, which are subject to continuing review and adjustment, are as follows:

Estimated Capital Expenditures

Millions of dollars	2010	2011	2012
SCE&G:
Electric Plant:
Generation (including GENCO)	$567	$666	$948
Transmission	49	48	59
Distribution	142	154	184
Other	31	21	32
Nuclear Fuel	77	6	85
Gas	49	55	59
Common and other	25	18	10

Total SCE&G	940	968	1,377
Other Companies Combined	97	95	94

Total	$1,037	$1,063	$1,471

        The Company's contractual cash obligations as of December 31, 2009 are summarized as follows:

Contractual Cash Obligations

	Payments due by periods
Millions of dollars	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Long- and short-term debt, including interest	$8,860	$712	$1,844	$454	$5,850
Capital leases	7	2	5	—	—
Operating leases	54	12	27	4	11
Purchase obligations	7,752	745	3,705	2,002	1,193
Other commercial commitments	6,574	1,334	2,102	1,088	2,050

Total	$23,247	$2,805	$7,683	$3,548	$9,104

        Included in the table above in purchase obligations is SCE&G's portion of a contractual agreement for the design and construction of two 1,117-megawatt nuclear electric generation units at the site of Summer Station. SCE&G and Santee Cooper will be joint owners and share operating costs and generation output of the two additional units, with SCE&G accounting for 55 percent of the cost and output and Santee Cooper the remaining 45 percent. Assuming timely receipt of federal approvals and construction proceeding as scheduled, the first unit is expected to be completed and in service in 2016, and the second in 2019. SCE&G's estimated projected costs for the two additional units, in future dollars and excluding AFC, are summarized below. To the extent that actual contracts were put in place by December 31, 2009, obligations arising from these contracts are included in the purchase obligations within the Contractual Cash Obligations table above.

Future Value Millions of dollars	Prior to 2010	2010	2011	2012	2013	After 2013	Total
Total Project Cash Outlay	$463	$468	$586	$852	$897	$2,700	$5,966

        Also included in purchase obligations are customary purchase orders under which the Company has the option to utilize certain vendors without the obligation to do so. The Company may terminate such arrangements without penalty.

        Included in other commercial commitments are estimated obligations under forward contracts for natural gas purchases. Forward contracts for natural gas purchases include customary "make-whole" or default provisions, but are not considered to be "take-or-pay" contracts. Certain of these contracts relate to regulated businesses; therefore, the effects of such contracts on fuel costs are reflected in electric or gas rates. Also included in other commercial commitments is a "take-and-pay" contract for natural gas which expires in 2019 and estimated obligations for coal and nuclear fuel purchases. See Note 11F to the consolidated financial statements.

        In addition to the contractual cash obligations above, the Company sponsors a noncontributory defined benefit pension plan and an unfunded health care and life insurance benefit plan for retirees. The pension plan is adequately funded under current regulations, and no required contributions are anticipated until after 2011. Cash payments under the health care and life insurance benefit plan were $12.0 million in 2009, and such annual payments are expected to be the same or increase up to $14 million in the future.

        In addition, the Company is party to certain New York Mercantile Exchange (NYMEX) futures contracts for which any unfavorable market movements are funded in cash. These derivatives are accounted for as cash flow hedges and their effects are reflected within other comprehensive income until the anticipated sales transactions occur. See further discussion at Quantitative and Qualitative Disclosures About Market Risk. At December 31, 2009, the Company had posted $0.8 million in cash collateral for such contracts.

        The Company also has a legal obligation associated with the decommissioning and dismantling of Summer Station and other conditional asset retirement obligations that are not listed in the contractual cash obligations table. See Notes 1B and 11G to the consolidated financial statements.

        The Company does not have any recorded or unrecorded tax-related contingencies.

        The Company anticipates that its contractual cash obligations will be met through internally generated funds, issuance of equity and the incurrence of additional short- and long-term debt. The Company expects that it has or can obtain adequate sources of financing to meet its projected cash requirements for the next 12 months and the foreseeable future.

Financing Limits and Related Matters

        The Company's issuance of various securities, including long-term and short-term debt, is subject to customary approval or authorization by regulatory bodies including state public service commissions and FERC. Descriptions of financing programs currently utilized by the Company follow.

        SCE&G and GENCO have obtained FERC authority to issue short-term indebtedness (pursuant to Section 204 of the Federal Power Act). SCE&G may issue up to $700 million of unsecured promissory notes or commercial paper with maturity dates of one year or less, and GENCO may issue up to $100 million of short-term indebtedness. The authority to make such issuances will expire on February 5, 2012.

        At December 31, 2009, SCANA, SCE&G (including Fuel Company) and PSNC Energy had available the following committed lines of credit (LOC) and had outstanding the following LOC advances, commercial paper, and LOC-supported letter of credit obligations:

Millions of dollars	SCANA	SCE&G	PSNC Energy
Lines of Credit:
Committed long-term (expire December 2011)
Total	$200	$650	$250
LOC advances	—	100	—
Weighted average interest rate	—	.50%	—
Outstanding commercial paper (270 or fewer days)	—	254	81
Weighted average interest rate	—	.33%	.32%
Letters of credit supported by LOC	3.3		—
Available	197	296	169
(a)
The Company's committed lines of credit serve to back-up the issuance of commercial paper or to provide liquidity support. Nuclear and fossil fuel inventories and emission allowances are financed through the issuance by Fuel Company of short-term commercial paper or LOC advances.

(b)
SCE&G, Fuel Company and PSNC Energy may issue commercial paper in the amounts of up to $350 million, $250 million and $250 million, respectively.

        The committed long-term facilities are revolving lines of credit under credit agreements with a syndicate of banks. Wachovia Bank, National Association and Bank of America, N. A. each provide 14.3% of the aggregate $1.1 billion credit facilities, Branch Banking and Trust Company, UBS Loan Finance LLC, Morgan Stanley Bank, and Credit Suisse each provide 10.9%, and The Bank of New York and Mizuho Corporate Bank, Ltd each provide 9.1%. Four other banks provide the remaining 9.6%. These bank credit facilities support the issuance of commercial paper by SCE&G (including Fuel Company) and PSNC Energy. In addition, a portion of the credit facilities supports SCANA's borrowing needs. When the commercial paper markets are dislocated (due to either price or availability constraints), the credit facilities are available to support the borrowing needs of SCE&G (including Fuel Company) and PSNC Energy.

        Challenging conditions during late 2008 and early 2009 tested the Company's liquidity and its ability to access short-term funding sources. During this period, all of the banks in the Company's revolving credit facilities fully funded draws requested of them. As of December 31, 2009, the Company had borrowed $100 million from its $1.1 billion credit facilities, had approximately $335 million in commercial paper borrowings outstanding was obligated under $3 million in LOC supported letters of credit, and held approximately $162 million in cash and temporary investments. The Company regularly monitors the commercial paper and short-term credit markets to optimize the timing for repayment of the outstanding balance on its draws, while maintaining appropriate levels of liquidity.

        At December 31, 2009, the Company had net available liquidity of approximately $823 million, and the Company's revolving credit facilities are in place until December 2011. The Company's overall debt portfolio has a weighted average maturity of over 15 years and bears an average cost of 5.83%. A significant portion of long-term debt, other than credit facility draws, effectively bears fixed interest rates or is swapped to fixed. To further preserve liquidity, the Company rigorously reviews its projected capital expenditures and operating costs and adjusts them where possible without impacting safety, reliability, and core customer service.

        Neither SCANA's nor SCE&G's Restated Articles of Incorporation limit the dividends that may be paid on its common stock. However, SCANA's junior subordinated indenture (relating to the hereinafter defined Hybrids) and SCE&G's bond indenture (relating to the hereinafter defined Bonds) each contain provisions that, under certain circumstances, which the Company considers to be remote, could limit the payment of cash dividends on their respective common stock.

        With respect to hydroelectric projects, the Federal Power Act requires the appropriation of a portion of certain earnings therefrom. At December 31, 2009, approximately $57 million of retained earnings were restricted by this requirement as to payment of cash dividends on SCE&G's common stock.

  SCANA Corporation

        SCANA has in effect an indenture which permits the issuance of unsecured debt securities from time to time including its medium-term note debt securities. This indenture contains no specific limit on the amount of unsecured debt securities which may be issued.

  South Carolina Electric & Gas Company

        SCE&G is subject to a bond indenture dated April 1, 1993 (Mortgage) covering substantially all of its electric properties under which all of its First Mortgage Bonds (Bonds) have been issued. Bonds may be issued under the Mortgage in an aggregate principal amount not exceeding the sum of (1) 70% of Unfunded Net Property Additions (as therein defined), (2) the aggregate principal amount of retired Bonds and (3) cash deposited with the trustee. Bonds, other than certain Bonds issued on the basis of retired Bonds, may be issued under the Mortgage only if Adjusted Net Earnings (as therein defined) for 12 consecutive months out of the 18 months immediately preceding the month of issuance are at least twice (2.0) the annual interest requirements on all outstanding Bonds and Bonds to be outstanding (Bond Ratio). For the year ended December 31, 2009, the Bond Ratio was 5.18.

Financing Activities

        During 2009 the Company experienced net cash inflows related to financing activities of approximately $100 million primarily due to issuances of long-term debt and common stock, partially offset by repayment of short-term debt and payment of dividends.

        In December 2009, SCE&G redeemed for cash all outstanding shares of its cumulative preferred stock representing an aggregate par value of $113.4 million.

        In December 2009, SCE&G issued $150 million of First Mortgage Bonds bearing an annual interest rate of 5.50% and maturing on December 15, 2039. Proceeds from the sale were used to finance capital expenditures and for general corporate purposes.

        In November 2009, SCANA issued $150 million of Enhanced Junior Subordinated Notes (Hybrids) bearing an interest rate of 7.70% and maturing on January 30, 2065, subject to extension to January 30, 2080. Because their structure and terms are characteristic of both debt instruments and equity securities, the rating agencies consider securities like the Hybrids to be hybrid debt instruments and give some "equity credit" to the issuers of such securities for purposes of computing leverage ratios. The Hybrids are only subject to redemption at SCANA's option and may be redeemed at any time, although the redemption prices payable by SCANA differ depending on the timing of the redemption and the circumstances (if any) giving rise thereto. Proceeds from the Hybrids were used to provide SCE&G funds to redeem all of its outstanding shares of preferred stock and for general corporate purposes.

        In connection with the issuance of the Hybrids, SCANA executed a Replacement Capital Covenant (RCC) in favor of the holders of certain designated debt (referred to as "covered debt"). Under the terms of the RCC, SCANA agreed not to redeem or repurchase all or part of the Hybrids prior to the termination date of the RCC, unless it uses the proceeds of certain qualifying securities sold to non-affiliates within 180 days prior to the redemption or repurchase date. The proceeds SCANA receives from such qualifying securities, adjusted by a predetermined factor, must exceed the redemption or repurchase price of the Hybrids. Qualifying securities include common stock, and other securities that generally rank equal to or junior to the Hybrids and include distribution, deferral and long-dated maturity features similar to the Hybrids. For purposes of the RCC, non-affiliates include (but are not limited to) individuals enrolled in SCANA's dividend reinvestment plan, direct stock purchase plan and employee benefit plans.

        The RCC is scheduled to terminate on the earliest to occur of the following: (a) January 30, 2035 (or later, if the maturity date of the Hybrids is extended), (b) the date on which SCANA no longer has any eligible debt which ranks senior in right of payment to the Hybrids, (c) the date on which the holders of at least a majority in principal amount of "covered debt" agree to the termination thereof or (d) the date on which the Hybrids are accelerated following an event of default with respect thereto. SCANA's $250 million in Medium Term Notes due April 1, 2020 were initially designated as "covered debt" under the RCC.

        In September 2009, PSNC Energy entered into an agreement to issue and sell $100 million of ten-year unsecured notes. PSNC Energy intends to issue the notes in the first quarter of 2010.

        In June 2009, SCANA issued $30 million of Floating Rate Senior Notes due June 1, 2034. This final installment of notes, together with notes in the same series previously issued in 2007 and 2008, represents total borrowings in the series of $110 million principal amount. Proceeds from these notes were used to finance capital expenditures and for general corporate purposes.

        In March 2009, SCE&G issued $175 million of First Mortgage Bonds bearing an annual interest rate of 6.05% and maturing on January 15, 2038. Proceeds from the sale were used to repay short-term debt and for general corporate purposes.

        In January 2009, SCANA closed on the sale of 2.875 million shares of common stock at $35.50 per share. Proceeds of $100.5 million were used to finance capital expenditures, including the construction of new nuclear units, and for general corporate purposes. In addition, SCANA issued stock valued at $91.1 million (when issued) during the twelve months ended December 31, 2009 through various compensation and dividend reinvestment plans.

        For additional information on significant financing activities, see Note 4 to the consolidated financial statements.

        In February 2010, SCANA increased the quarterly cash dividend rate on SCANA common stock to $.475 per share, an increase of 1.1% from the prior declared dividend. The dividend declared in February is payable April 1, 2010 to shareholders of record on March 10, 2010.

ENVIRONMENTAL MATTERS

        The Company's regulated operations are subject to extensive regulation by various federal and state authorities in the areas of air quality, water quality, control of toxic substances and hazardous and solid wastes. Applicable statutes and rules include the Clean Air Act, as amended (CAA), the Clean Air Interstate Rule (CAIR), the Clean Water Act (CWA), the Nuclear Waste Policy Act of 1982 (Nuclear Waste Act) and the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), among others. Compliance with these environmental requirements involves significant capital and operating costs, which the Company expects to recover through existing ratemaking provisions.

        For the three years ended December 31, 2009, the Company's capital expenditures for environmental control totaled $585.1 million. These expenditures were in addition to environmental expenditures included in "Other operation and maintenance" expenses, which were $41.5 million during 2009, $44.0 million during 2008, and $34.4 million during 2007. It is not possible to estimate all future costs related to environmental matters, but forecasts for capitalized environmental expenditures for the Company are $13.1 million for 2010 and $48.4 million for the four-year period 2011-2014. These expenditures are included in the Company's Estimated Capital

Expenditures table, are discussed in Liquidity and Capital Resources, and include known costs related to the matters discussed below.

        On June 26, 2009, the United States House of Representatives narrowly passed energy legislation that would mandate significant reductions in greenhouse gas (GHG) emissions and require electric utilities to generate an increasing percentage of their power from renewable sources. The bill would require, among other things, that GHG emissions be reduced to 17% below 2005 levels by 2020, and to 83% below 2005 levels by 2050. Companies could meet these standards either through emission reductions or by obtaining emission allowances (Cap and Trade). The bill also would impose a renewable energy standard (RES) on the total generation of electric utilities beginning at 6% in 2012 and increasing to 20% by 2020. New nuclear generation would be excluded from the RES total generation baseline calculation, and one quarter of the RES mandate could be met through energy efficiency measures. The United States Senate is also considering legislation that would address GHG emissions and would establish an RES. The Company cannot predict if or when the legislation described above will become law or what requirements would be imposed on the Company by such legislation. The Company expects that any costs incurred to comply with such legislation would be recoverable through rates.

        At the state level, no significant environmental legislation that would affect the Company's operations advanced during 2009. The Company cannot predict whether such legislation will be introduced or enacted in 2010, or if new regulations or changes to existing regulations at the state or federal level will be implemented in the coming year.

Air Quality

        With the pervasive emergence of concern over the issue of global climate change as a significant influence upon the economy, SCANA, SCE&G and GENCO are subject to certain climate-related financial risks, including those involving regulatory requirements responsive to GHG emissions, as well as those involving physical impacts which could arise from global climate change. Certain other business and financial risks arising from such climate change could also arise. The Company cannot predict all of the climate-related regulatory and physical risks nor the related consequences which might impact the Company, and the following discussion should not be considered all-inclusive.

        From a regulatory perspective, SCANA, SCE&G and GENCO continually monitor and evaluate their current and projected emission levels and strive to comply with all state and federal regulations regarding those emissions. SCE&G and GENCO participate in the sulfur dioxide and nitrogen oxide emission allowance programs with respect to coal plant emissions and also have constructed additional pollution control equipment at several larger coal-fired electric generating plants. Further, SCE&G has announced plans to construct two new nuclear generating plants which are expected to significantly reduce GHG emission levels once they are completed and dispatched, potentially displacing some of the current coal-fired generation sources.

        See also the discussion of the court action on the CAIR below. Even while the rule has been in flux, the Company has continued with its scrubber and selective catalytic reactor (SCR) construction projects with the expectation that new rules will be forthcoming.

        In 2005, the EPA issued the CAIR which requires the District of Columbia and 28 states, including South Carolina, to reduce nitrogen oxide and sulfur dioxide emissions in order to attain mandated state levels. CAIR set emission limits to be met in two phases beginning in 2009 and 2015, respectively, for nitrogen oxide and beginning in 2010 and 2015, respectively, for sulfur dioxide. Numerous states, environmental organizations, industry groups and individual companies challenged the rule, seeking a change in the method CAIR used to allocate sulfur dioxide emission allowances. On December 23, 2008, the United States Court of Appeals for the District of Columbia Circuit remanded the rule but did not vacate it. Prior to the Court of Appeals' decision, SCE&G and GENCO had determined that additional air quality controls would be needed to meet the CAIR requirements. SCE&G has completed the installation of SCR technology at Cope Station for nitrogen oxide reduction and GENCO has completed installation of a wet limestone scrubber at Williams Station for sulfur dioxide reduction. SCE&G also is installing a wet limestone scrubber at Wateree Station. The Company expects to incur capital expenditures totaling approximately $559 million through 2010 for these scrubber projects, of which approximately $435 million has already been spent. The Company cannot predict when the EPA will issue a revised rule or what impact the rule will have on SCE&G and GENCO. Any costs incurred to comply with this rule or other rules issued by the EPA in the future are expected to be recoverable through rates.

        Physical effects associated with climate changes could include the impact of possible changes in weather patterns, such as storm frequency and intensity, and the resultant potential damage to the Company's electric system, as well as impacts on customers and on the Company's supply chain and many others. Much of the service territory of SCE&G is subject to the damaging effects of Atlantic and Gulf coast hurricanes and also to the damaging impact of winter ice storms. To help mitigate the financial risks arising from these potential occurrences, SCE&G maintains insurance on certain properties and also collects funds from customers for its storm damage reserve (see Note 1 to the consolidated financial statements). As part of its ongoing operations, SCE&G maintains emergency response and storm preparation plans and teams, and applicable personnel participate in ongoing training and related simulations in advance of such storms, all in order to allow the Company to protect its assets and to return its systems to normal reliable operation in a timely fashion following any such event.

        In December 2009 the EPA issued a final finding that atmospheric concentrations of GHG endanger public health and welfare within the meaning of Section 202(a) of the CAA. The rule, which became effective in January 2010, enables the EPA to regulate GHG emissions under the CAA. The EPA has committed to issue new rules regulating such emissions by November 2011. On September 30, 2009, the EPA issued a proposed rule that would require facilities emitting over 25,000 tons of GHG a year (such as SCE&G's generating facilities) to obtain permits demonstrating that they are using the best practices and technologies to minimize GHG emissions. The Company expects that any costs incurred to comply with GHG emission requirements will be recoverable through rates.

        In 2005 the EPA issued the Clean Air Mercury Rule (CAMR) which established a mercury emissions cap and trade program for coal-fired power plants. Numerous parties challenged the rule, and on February 8, 2008, the United States Circuit Court for the District of Columbia vacated the rule for electric utility steam generating units. The Company expects the EPA to issue a new mercury emissions rule but cannot predict when such a rule will be issued or what requirements it will impose.

        The EPA is conducting an enforcement initiative against the utilities industry related to the new source review provisions and the new source performance standards of the CAA. As part of the initiative, many utilities have received requests for information under Section 114 of the CAA. In addition, the United States Department of Justice (DOJ), on behalf of EPA, has taken civil enforcement action against several utilities. The primary basis for these actions is the assertion by EPA that maintenance activities undertaken by the utilities at their coal-fired power plants constituted "major modifications" which required the installation of costly BACT. Some of the utilities subject to the actions have reached settlement.

        To date, SCE&G and GENCO have received and responded to Section 114 requests for information related to Canadys, Wateree and Williams Stations. The current state of continued DOJ civil enforcement is the subject of industry-wide speculation, and it cannot be determined whether the Company will be affected by the initiative in the future. The Company believes that any enforcement action relative to its compliance with the CAA would be without merit. The Company further believes that installation of equipment responsive to CAIR previously discussed will mitigate many of the alleged concerns with New Source Review (NSR).

Water Quality

        The Clean Water Act, as amended (CWA), provides for the imposition of effluent limitations that require treatment for wastewater discharges. Under the CWA, compliance with applicable limitations is achieved under a national permit program. Discharge permits have been issued for all, and renewed for all, of SCE&G's and GENCO's generating units. Concurrent with renewal of these permits, the permitting agency has implemented a more rigorous program of monitoring and controlling discharges, has modified the requirements for cooling water intake structures, and has required strategies for toxicity reduction in wastewater streams. The Company is conducting studies and is developing or implementing compliance plans for these initiatives. Congress is expected to consider further amendments to the CWA. Such legislation may include limitations to mixing zones and toxicity-based standards. These provisions, if passed, could have a material adverse impact on the financial condition, results of operations and cash flows of the Company, SCE&G and GENCO. The Company believes that any additional costs imposed by such regulations would be recoverable through rates.

Hazardous and Solid Wastes

        The EPA has publicly stated its intention to propose new federal regulations affecting the management and disposal of coal combustion products (CCP), such as ash, in 2010. Such regulations could result in the treatment of some CCPs as hazardous waste and could impose significant costs to utilities, such as SCE&G and GENCO. While the Company cannot predict how extensive the regulations will be, the Company believes that any additional costs imposed by such regulations would be recoverable through rates.

        The Nuclear Waste Act required that the United States government accept and permanently dispose of high-level radioactive waste and spent nuclear fuel by January 31, 1998. The Nuclear Waste Act also imposed on utilities the primary responsibility for storage of their spent nuclear fuel until the repository is available. SCE&G entered into a Standard Contract for Disposal of Spent Nuclear Fuel and/or High-Level Radioactive Waste with the United States Department of Energy (DOE) in 1983. As of December 31, 2009, the federal government has not accepted any spent fuel from Summer Station or any other nuclear generating facility, and it remains unclear when the repository may become available. SCE&G has on-site spent nuclear fuel storage capability until at least 2018 and expects to be able to expand its storage capacity to accommodate the spent nuclear fuel output for the life of Summer Station through dry cask storage or other technology as it becomes available.

        The provisions of CERCLA authorize the EPA to require the clean up of hazardous waste sites. In addition, the states of South Carolina and North Carolina have similar laws. The Company maintains an environmental assessment program to identify and evaluate current and former operations sites that could require environmental clean-up. In addition, regulators from the EPA and other federal or state agencies periodically notify the Company that it may be required to perform or participate in the investigation and remediation of a hazardous waste site. As site assessments are initiated, estimates are made of the amount of expenditures, if any, deemed necessary to investigate and remediate each site. These estimates are refined as additional information becomes available; therefore, actual expenditures may differ significantly from the original estimates. Amounts estimated and accrued to date for site assessments and clean-up relate solely to regulated operations. Such amounts are recorded in deferred debits and amortized, with recovery provided through rates. The Company has assessed the following matters:

        Electric Operations

        SCE&G has been named, along with 53 others, by the EPA as a potentially responsible party (PRP) at the Alternate Energy Resources, Inc. (AER) Superfund site located in Augusta, Georgia. The EPA placed the site on the National Priorities List in April 2006. AER conducted hazardous waste storage and treatment operations from 1975 to 2000, when the site was abandoned. While operational, AER processed fuels from waste oils, treated industrial coolants and oil/water emulsions, recycled solvents and blended hazardous waste fuels. During that time, SCE&G occasionally used AER for the processing of waste solvents, oily rags and oily wastewater. The EPA and the State of Georgia have documented that a release or releases have occurred at the site leading to contamination of groundwater, surface water and soils. The EPA and the State of Georgia have conducted a preliminary assessment and site inspection. The PRPs funded a Remedial Investigation and Risk Assessment which was completed and approved by the EPA, and funded a Feasibility Study that is expected to be completed in 2010. The site has not been remediated nor has a clean-up cost been estimated. Although a basis for the allocation of clean-up costs among the PRPs is unclear, SCE&G does not believe that its involvement at this site would result in an allocation of costs that would have a material adverse impact on its results of operations, cash flows or financial condition. Any cost allocated to SCE&G arising from the remediation of this site, net of insurance recovery, is expected to be recoverable through rates.

        Gas Distribution

        SCE&G is responsible for four decommissioned manufactured gas plant (MGP) sites in South Carolina which contain residues of by-product chemicals. These sites are in various stages of investigation, remediation and monitoring under work plans approved by the South Carolina Department of Health and Environmental Control (DHEC). SCE&G anticipates that major remediation activities at these sites will continue until 2012 and will cost an additional $7.7 million. In addition, the National Park Service of the Department of the Interior has made an initial demand to SCE&G for payment of $9.1 million for certain costs and damages relating to the MGP site in Charleston, South Carolina. SCE&G expects to recover any cost arising from the remediation of these four sites, net of insurance recovery, through rates. At December 31, 2009, deferred amounts, net of amounts previously recovered through rates and insurance settlements, totaled $19.4 million.

        PSNC Energy is responsible for environmental clean up at five sites in North Carolina on which MGP residuals are present or suspected. PSNC Energy's actual remediation costs for these sites will depend on a number of factors, such as actual site conditions, third-party claims and recoveries from other PRPs. PSNC Energy has recorded a liability and associated regulatory asset of $4.4 million, the estimated remaining liability at December 31, 2009. PSNC Energy expects to recover through rates any costs allocable to PSNC Energy arising from the remediation of these sites.

REGULATORY MATTERS

        Material retail rate proceedings are described in more detail in Note 2 to the consolidated financial statements.

South Carolina Electric & Gas Company

        SCE&G is subject to the jurisdiction of the SEC as to the issuance of certain securities and other matters; the SCPSC as to retail electric and gas rates, service, accounting, issuance of securities (other than short-term borrowings) and other matters; and FERC as to issuance of short-term borrowings, certain acquisitions and other matters.

        SCE&G and GENCO are subject to regulation under the Federal Power Act, administered by FERC and DOE, in the transmission of electric energy in interstate commerce and in the sale of electric energy at wholesale for resale, as well as with respect to licensed hydroelectric projects and certain other matters, including accounting.

        Natural gas distribution companies may request annual adjustments to rates to reflect changes in revenues and expenses and changes in investment. Such annual adjustments are subject to certain qualifying criteria and review by the SCPSC.

        Effective February 12, 2010 the Pipeline and Hazardous Materials Safety Administration issued a final rule establishing integrity management requirements for gas distribution pipeline systems, similar to those for transmission pipelines discussed below. The rule gives SCE&G until August 2, 2011 to develop and implement a program for compliance with the rule. SCE&G has not determined what impact the rule will have on its operations. SCE&G believes that any additional cost incurred to comply with the rule will be recoverable through rates.

Public Service Company of North Carolina, Incorporated

        PSNC Energy is subject to the jurisdiction of the NCUC as to gas rates, issuance of securities (other than notes with a maturity of two years or less or renewals of notes with a maturity of six years or less), accounting and other matters.

        The Pipeline Safety Improvement Act of 2002 (the Pipeline Safety Act), directed the United States Department of Transportation (DOT) to establish the Integrity Management Rule for operations of natural gas systems with transmission pipelines located near moderate to high density populations. Of PSNC Energy's approximately 593 miles of transmission pipeline subject to the Pipeline Safety Act, 63 miles are located within these areas. Through December 2009, PSNC Energy has assessed 95 percent of the pipeline and is required to complete its assessment of the remainder by December 2012. Depending on the assessment method used, PSNC Energy will be required to reinspect these same miles of pipeline approximately every seven years. PSNC Energy currently estimates the total cost through December 2012 to be $8.0 million for the initial assessments, not including any subsequent remediation that may be required. Costs totaling $2.3 million are being recovered through rates over a three-year period beginning November 1, 2008. The NCUC has authorized continuation of deferral accounting for certain expenses incurred to comply with DOT's pipeline integrity management requirements until resolution of PSNC Energy's next general rate proceeding.

Carolina Gas Transmission Corporation

        CGT has approximately 73 miles of transmission line that are covered by the Integrity Management Rule of the Pipeline Safety Act. CGT currently estimates the total cost to be $8.3 million for the initial assessments and any subsequent remediation required through December 2012.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

        Following are descriptions of the Company's accounting policies and estimates which are most critical in terms of reporting financial condition or results of operations.

Utility Regulation

        SCANA's regulated utilities record certain assets and liabilities that defer the recognition of expenses and revenues to future periods in accordance with accounting guidance for rate-regulated utilities. In the future, as a result of deregulation or other changes in the regulatory environment, the Company may no longer meet the criteria of accounting for rate-regulated utilities, and could be required to write off its regulatory assets and liabilities. Such an event could have a material adverse effect on the results of operations, liquidity or financial position of the Company's and SCE&G's Electric Distribution and Gas Distribution segments in the period the write-off would be recorded. See Note 1B to the consolidated financial statements for a description of the Company's regulatory assets and liabilities, including those associated with the Company's environmental assessment program.

        The Company's generation assets would be exposed to considerable financial risks in a deregulated electric market. If market prices for electric generation do not produce adequate revenue streams and the enabling legislation or regulatory actions do not provide for recovery of the resulting stranded costs, the Company could be required to write down its investment in those assets. The Company cannot predict whether any write-downs will be necessary and, if they are, the extent to which they would adversely affect the Company's results of operations in the period in which they would be recorded. As of December 31, 2009, the Company's net investments in fossil/hydro and nuclear generation assets were approximately $2.8 billion and $1.0 billion, respectively.

Revenue Recognition and Unbilled Revenues

        Revenues related to the sale of energy are recorded when service is rendered or when energy is delivered to customers. Because customers of the Company's utilities and retail gas operations are billed on cycles which vary based on the timing of the actual reading of their electric and gas meters, the Company records estimates for unbilled revenues at the end of each reporting period. Such unbilled revenue amounts reflect estimates of the amount of energy delivered to customers since the date of the last reading of their meters. Such unbilled revenues reflect consideration of estimated usage by customer class, the effects of different rate schedules, changes in weather and, where applicable, the impact of weather normalization or other regulatory provisions of rate structures. The accrual of unbilled revenues in this manner properly matches revenues and related costs. Accounts receivable included unbilled revenues of $187.2 million at December 31, 2009 and $185.1 million at December 31, 2008, compared to total revenues of $4.2 billion and $5.3 billion for the years 2009 and 2008, respectively.

Nuclear Decommissioning

        Accounting for decommissioning costs for nuclear power plants involves significant estimates related to costs to be incurred many years in the future. Among the factors that could change SCE&G's accounting estimates related to decommissioning costs are changes in technology, changes in regulatory and environmental remediation requirements, and changes in financial assumptions such as discount rates and timing of cash flows. Changes in any of these estimates could significantly impact the Company's financial position and cash flows (although changes in such estimates should be earnings-neutral, because these costs are expected to be collected from ratepayers).

        SCE&G's two-thirds share of estimated site-specific nuclear decommissioning costs for Summer Station, including both the cost of decommissioning plant components that are and are not subject to radioactive contamination, totals $451.0 million, stated in 2006 dollars. Santee Cooper is responsible for decommissioning costs related to its one-third ownership interest in Summer Station. The cost estimate assumes that the site would be maintained over a period of 60 years in such a manner as to allow for subsequent decontamination that would permit release for unrestricted use.

        Under SCE&G's method of funding decommissioning costs, amounts collected through rates are invested in insurance policies on the lives of certain Company personnel. SCE&G transfers to an external trust fund the amounts collected through electric rates, insurance proceeds and interest thereon, less expenses. The trusteed asset balance reflects the net cash surrender value of the insurance policies and cash held by the trust.

Management intends for the fund, including earnings thereon, to provide for all eventual decommissioning expenditures on an after-tax basis.

Accounting for Pensions and Other Postretirement Benefits

        The Company recognizes the overfunded or underfunded status of its defined benefit pension plan as an asset or liability in its balance sheet and changes in funded status as a component of other comprehensive income, net of tax, or as a regulatory asset as required by accounting guidance. The Company's plan is adequately funded under current regulations. Accounting guidance requires the use of several assumptions, the selection of which may have a large impact on the resulting pension cost or income recorded. Among the more sensitive assumptions are those surrounding discount rates and expected returns on assets. Net pension cost of $40.0 million recorded in 2009 reflects the use of a 6.45% discount rate, derived using a cash flow matching technique, and an assumed 8.50% long-term rate of return on plan assets. The Company believes that these assumptions were, and that the resulting pension cost amount was, reasonable. For purposes of comparison, using a discount rate of 6.20% in 2009 would have increased the Company's pension cost by $1.1 million. Had the assumed long-term rate of return on assets been 8.25%, the Company's pension cost for 2009 would have increased by $1.5 million.

        The following information with respect to pension assets (and returns thereon) should also be noted.

        The Company determines the fair value of a majority of its pension assets utilizing market quotes or derives them from modeling techniques that incorporate market data. Only a small portion of assets are valued using less transparent (so-called "Level 3") methods.

        In developing the expected long-term rate of return assumptions, the Company evaluates historical performance, targeted allocation amounts and expected payment terms. As of the beginning of 2009, the plan's historical 10, 15, 20 and 25 year cumulative performance showed actual returns of 4.0%, 9.0%, 9.2% and 10.6%, respectively. The 2009 expected long-term rate of return of 8.5% was based on a target asset allocation of 65% with equity managers and 35% with fixed income managers. Management regularly reviews such allocations and periodically rebalances the portfolio when considered appropriate. For 2010, the expected rate of return is also 8.5%.

        As noted in Results of Operations above, due to turmoil in the financial markets and the resultant declines in plan asset values in the fourth quarter of 2008, the Company recorded significant amounts of pension cost in 2009 compared to the pension income recorded in 2008 and previously. However, in February 2009, the Company was granted accounting orders by the SCPSC which allow it to mitigate a significant portion of this increased pension expense by deferring as a regulatory asset the amount of pension expense above the level of pension income which is included in current rates for both of the Company's South Carolina regulated businesses. These costs will be deferred until future rate filings, at which time the accumulated deferred costs will be addressed prospectively.

        The pension trust is adequately funded under current regulations, and no contributions have been required since 1997. Management does not anticipate the need to make pension contributions until after 2011.

        The Company accounts for the cost of its postretirement medical and life insurance benefit plans in a similar manner to that used for its defined benefit pension plan. This plan is unfunded, so no assumptions related to rate of return on assets impact the net expense recorded; however, the selection of discount rates can significantly impact the actuarial determination of net expense. The Company used a discount rate of 6.45%, derived using a cash flow matching technique, and recorded a net cost of $17.7 million for 2009. Had the selected discount rate been 6.20%, the expense for 2009 would have been $0.1 million higher. Because the plan provisions include "caps" on company per capita costs, healthcare cost inflation rate assumptions do not materially impact the net expense recorded.

Asset Retirement Obligations

        The Company accrues for the legal obligation associated with the retirement of long-lived tangible assets that result from their acquisition, construction, development and normal operation in accordance with applicable accounting guidance. The obligations are recognized at fair value in the period in which they are incurred, and associated asset retirement costs are capitalized as a part of the carrying amount of the related long-lived assets. Because such obligations relate primarily to the Company's regulated utility operations, their recording has no significant impact on results of operations. As of December 31, 2009, the Company has recorded an asset retirement obligation (ARO) of $111 million for nuclear plant decommissioning (as discussed above) and an ARO of $366 million for other conditional obligations related to generation, transmission and distribution properties, including gas pipelines. All of the amounts recorded in accordance with the relevant accounting guidance are based upon estimates which are subject to varying degrees of imprecision, particularly since such payments will be made many years in the future. Changes in these estimates will be recorded over time; however, these changes in estimates are not expected to materially impact results of operations so long as the regulatory framework for the Company's utilities remains in place.

OTHER MATTERS

Off-Balance Sheet Transactions

        Although SCANA invests in securities and business ventures, it does not hold significant investments in unconsolidated special purpose entities. SCANA does not engage in off-balance sheet financing or similar transactions, although it is party to incidental operating leases in the normal course of business, generally for office space, furniture, equipment and rail cars.

Claims and Litigation

        For a description of claims and litigation see Note 11 to the consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        All financial instruments held by the Company described below are held for purposes other than trading.

Interest Rate Risk

        The tables below provide information about long-term debt issued by the Company and other financial instruments that are sensitive to changes in interest rates. For debt obligations, the tables present principal cash flows and related weighted average interest rates by expected maturity dates. For interest rate swaps, the figures shown reflect notional amounts, weighted average interest rates and related maturities. Fair values for debt represent quoted market prices. Interest rate swap agreements are valued using discounted cash flow models with independently sourced data.

	Expected Maturity Date
December 31, 2009 Millions of dollars
	2010	2011	2012	2013	2014	Thereafter	Total	Fair Value
Long-Term Debt:
Fixed Rate ($)	14.8	719.3	265.5	157.9	42.5	3,102.7	4,302.7	4,538.3
Average Fixed Interest Rate (%)	6.87	5.91	6.23	7.05	4.88	6.05	6.07
Variable Rate ($)	4.4	4.4	4.4	4.4	4.4	159.4	181.4	161.0
Average Variable Interest Rate (%)	.96	.96	.96	.96	.96	.67	.70
Interest Rate Swaps:
Pay Variable/Receive Fixed ($)	3.2	303.2	253.2				559.6	1.1
Pay Interest Rate (%)	3.44	6.01	4.93				5.51
Receive Interest Rate (%)	8.75	6.89	6.28				6.63
Pay Fixed/Receive Variable ($)	4.4	4.4	4.4	4.4	4.4	159.4	181.4	(10.1)
Average Pay Interest Rate (%)	6.17	6.17	6.17	6.17	6.17	4.88	5.04
Average Receive Interest Rate (%)	.96	.96	.96	.96	.96	.67	.70

	Expected Maturity Date
December 31, 2008 Millions of dollars
	2009	2010	2011	2012	2013	Thereafter	Total	Fair Value
Long-Term Debt:
Fixed Rate ($)	108.2	14.8	1,075.3	265.5	157.9	2,670.2	4,291.9	4,406.5
Average Fixed Interest Rate (%)	6.27	6.87	4.61	6.23	7.05	5.97	5.70
Variable Rate ($)	26.1	3.2	3.2	3.2	3.2	138.6	177.5	149.1
Average Variable Interest Rate (%)	6.36	2.90	2.90	2.90	2.90	2.14	5.17
Interest Rate Swaps:
Pay Variable/Receive Fixed ($)	3.2	3.2	3.2	3.2			12.8	0.9
Pay Interest Rate (%)	4.66	4.66	4.66	4.66			4.66
Receive Interest Rate (%)	8.75	8.75	8.75	8.75			8.75
Pay Fixed/Receive Variable ($)		3.2	3.2	3.2	3.2	138.6	151.4	(34.3)
Average Pay Interest Rate (%)		6.47	6.47	6.47	6.47	4.83	4.96
Average Receive Interest Rate (%)		2.90	2.90	2.90	2.90	2.14	2.20

        While a decrease in interest rates would increase the fair value of debt, it is unlikely that events which would result in a realized loss will occur.

        The above tables exclude long-term debt of $34 million at December 31, 2009 and $37 million at December 31, 2008, which amounts do not have a stated interest rate associated with them.

Commodity Price Risk

        The following tables provide information about the Company's financial instruments that are sensitive to changes in natural gas prices. Weighted average settlement prices are per 10,000 DT. Fair value represents quoted market prices.

Expected Maturity:

			Options
	Futures Contracts
			Purchased Call (Long)	Purchased Put (Short)	Sold Call (Short)	Sold Put (Long)
	Long
2010
Settlement Price(a)	5.65	Strike Price(a)	7.07	5.43	9.59	5.43
Contract Amount(b)	9.7	Contract Amount(b)	46.9	1.3	3.5	1.3
Fair Value(b)	9.8	Fair Value(b)	1.5	0.2	—	(0.2)
2011
Settlement Price(a)	6.69	Strike Price(a)	8.15	—	—	—
Contract Amount(b)	0.6	Contract Amount(b)	0.1	—	—	—
Fair Value(b)	0.6	Fair Value(b)	—	—	—	—
(a)
Weighted average, in dollars

(b)
Millions of dollars

Swaps	2010	2011	2012	2013
Commodity Swaps:
Pay fixed/receive variable(b)	82.1	20.2	7.2	3.7
Average pay rate(a)	6.2457	7.0328	7.2548	7.8450
Average received rate(a)	5.7101	6.4252	6.5319	6.6778
Fair Value(b)	75.1	18.5	6.5	3.1
Pay variable/receive fixed(b)	33.9	10.7	3.0	—
Average pay rate(a)	5.7237	6.4174	6.5134	—
Average received rate(a)	5.9601	6.7629	6.6998	—
Fair Value(b)	35.3	11.2	3.1	—
Basis Swaps:
Pay variable/receive variable(b)	44.4	7.5	4.0	3.2
Average pay rate(a)	5.7524	6.4643	6.5966	6.7678
Average received rate(a)	5.8017	6.4447	6.5408	6.6978
Fair Value(b)	44.8	7.5	4.0	3.1
(a)
Weighted average, in dollars

(b)
Millions of dollars

        The Company uses derivative instruments to hedge forward purchases and sales of natural gas. See Note 9 to the consolidated financial statements. The information above includes those financial positions of Energy Marketing, SCE&G and PSNC Energy.

        SCE&G and PSNC Energy utilize futures, options and swaps to hedge gas purchasing activities. SCE&G's tariffs include a purchased gas adjustment (PGA) clause that provides for the recovery of actual gas costs incurred. The SCPSC has ruled that the results of SCE&G's hedging activities are to be included in the PGA. As such, costs of related derivatives utilized by SCE&G to hedge gas purchasing activities are recoverable through the weighted average cost of gas calculation. The offset to the change in fair value of these derivatives is deferred. PSNC Energy's tariffs also include a provision for the recovery of actual gas costs incurred. PSNC Energy defers premiums, transaction fees, margin requirements and any realized gains or losses from its hedging program for subsequent recovery from customers.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
SCANA Corporation
Cayce, South Carolina

        We have audited the accompanying consolidated balance sheets of SCANA Corporation and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of income, changes in common equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of SCANA Corporation and subsidiaries at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

        We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of December 31, 2009, based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated March 1, 2010 expressed an unqualified opinion on the Company's internal control over financial reporting.

Charlotte, North Carolina
March 1, 2010

SCANA Corporation
CONSOLIDATED BALANCE SHEETS

	December 31,
	2009	2008
	(Millions of dollars)
Assets
Utility Plant In Service	$10,835	$10,433
Accumulated Depreciation and Amortization	(3,302)	(3,146)
Construction Work in Progress	1,149	711
Nuclear Fuel, Net of Accumulated Amortization	97	77
Acquisition Adjustments	230	230

Utility Plant, Net	9,009	8,305

Nonutility Property and Investments:
Nonutility property, net of accumulated depreciation of $107 and $94	291	194
Assets held in trust, net-nuclear decommissioning	67	54
Other investments	73	68

Nonutility Property and Investments, Net	431	316

Current Assets:
Cash and cash equivalents	162	272
Receivables, net of allowance for uncollectible accounts of $9 and $11	694	828
Inventories (at average cost):
Fuel	376	358
Materials and supplies	115	108
Emission allowances	10	15
Prepayments and other	164	232
Deferred income taxes	—	23

Total Current Assets	1,521	1,836

Deferred Debits and Other Assets:
Regulatory assets	985	905
Other	148	140

Total Deferred Debits and Other Assets	1,133	1,045

Total	$12,094	$11,502

	December 31,
	2009	2008
	(Millions of dollars)
Capitalization and Liabilities
Common equity	$3,408	$3,045
Preferred stock	—	113
Long-Term Debt, Net	4,483	4,361

Total Capitalization	7,891	7,519

Current Liabilities:
Short-term borrowings	335	80
Current portion of long-term debt	28	144
Accounts payable	428	405
Customer deposits and customer prepayments	103	97
Taxes accrued	134	128
Interest accrued	71	69
Dividends declared	59	56
Other	98	176

Total Current Liabilities	1,256	1,155

Deferred Credits and Other Liabilities:
Deferred income taxes, net	1,122	1,009
Deferred investment tax credits	111	103
Asset retirement obligations	477	458
Pension and other postretirement benefits	229	261
Regulatory liabilities	879	838
Other	129	159

Total Deferred Credits and Other Liabilities	2,947	2,828

Commitments and Contingencies (Note 11)	—	—

Total	$12,094	$11,502

See Notes to Consolidated Financial Statements.

SCANA Corporation
CONSOLIDATED STATEMENTS OF INCOME

	Years Ended December 31,
	2009	2008	2007
	(Millions of dollars, except per share amounts)
Operating Revenues:
Electric	$2,141	$2,236	$1,954
Gas — regulated	958	1,247	1,105
Gas — nonregulated	1,138	1,836	1,562

Total Operating Revenues	4,237	5,319	4,621

Operating Expenses:
Fuel used in electric generation	818	864	662
Purchased power	17	36	33
Gas purchased for resale	1,570	2,547	2,161
Other operation and maintenance	640	675	648
Depreciation and amortization	316	319	324
Other taxes	177	168	160

Total Operating Expenses	3,538	4,609	3,988

Operating Income	699	710	633

Other Income (Expense):
Other income	65	79	99
Other expenses	(37)	(42)	(48)
Interest charges, net of allowance for borrowed funds used during construction of $23, $16 and $13	(233)	(227)	(206)
Allowance for equity funds used during construction	28	14	2

Total Other Expense	(177)	(176)	(153)

Income Before Income Tax Expense and Earnings (Losses) from Equity Method Investments	522	534	480
Income Tax Expense	167	189	140

Income Before Earnings (Losses) from Equity Method Investments	355	345	340
Earnings (Losses) from Equity Method Investments	2	8	(13)

Net Income	357	353	327
Less Preferred Stock Dividends of Subsidiary	(9)	(7)	(7)

Income available to Common Shareholders of SCANA Corporation	$348	$346	$320

Basic and Diluted Earnings Per Share	$2.85	$2.95	$2.74
Weighted Average Common Shares Outstanding (Millions)	122.1	117.0	116.7
Dividends Declared Per Share of Common Stock	$1.88	$1.84	$1.76

See Notes to Consolidated Financial Statements.

SCANA Corporation
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008	2007
	(Millions of dollars)
Cash Flows From Operating Activities:
Net Income	$357	$353	$327
Adjustments to reconcile net income to net cash provided from operating activities:
Excess losses (earnings) from equity method investments, net of distributions	1	2	14
Depreciation and amortization	329	327	330
Amortization of nuclear fuel	18	17	19
Allowance for equity funds used during construction	(28)	(14)	(2)
Carrying cost recovery	(5)	(5)	(6)
Cash provided (used) by changes in certain assets and liabilities:
Receivables	134	(21)	17
Inventories	(76)	(114)	(41)
Prepayments and other	64	(103)	(23)
Other regulatory assets	(82)	(23)	40
Deferred income taxes, net	93	76	22
Regulatory liabilities	(6)	(13)	94
Accounts payable	(46)	(14)	(38)
Taxes accrued	6	(28)	35
Interest accrued	2	18	—
Changes in other assets	(36)	(3)	4
Changes in other liabilities	(46)	(1)	(62)

Net Cash Provided From Operating Activities	679	454	730

Cash Flows From Investing Activities:
Utility property additions and construction expenditures	(787)	(833)	(712)
Proceeds from investments and sale of assets	31	19	10
Nonutility property additions	(127)	(71)	(13)
Investments	(6)	(2)	(10)

Net Cash Used For Investing Activities	(889)	(887)	(725)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock	191	42	6
Proceeds from issuance of debt	600	1,526	40
Repayments of debt	(599)	(231)	(34)
Redemption/repurchase of equity securities	(113)	—	(14)
Dividends	(234)	(219)	(210)
Short-term borrowings, net	255	(547)	140

Net Cash Provided From (Used For) Financing Activities	100	571	(72)

Net Increase (Decrease) in Cash and Cash Equivalents	(110)	138	(67)
Cash and Cash Equivalents, January 1	272	134	201

Cash and Cash Equivalents, December 31	$162	$272	$134

Supplemental Cash Flow Information:
Cash paid for — Interest (net of capitalized interest of $23, $16 and $13)	$233	$196	$172
— Income taxes	79	121	76
Noncash Investing and Financing Activities:
Accrued construction expenditures	160	92	82

See Notes to Consolidated Financial Statements.

SCANA Corporation
CONSOLIDATED STATEMENTS OF CHANGES IN COMMON EQUITY AND COMPREHENSIVE INCOME

	Common Stock			Accumulated Other Comprehensive Income (Loss)
			Retained Earnings
	Shares	Amount			Total
	(Millions)
Balance as of December 31, 2006	117	$1,411	$1,464	$(29)	$2,846

Comprehensive Income:
Income Available to Common Shareholders of SCANA Corporation			320		320
Other Comprehensive Income, net of taxes $3				7	7

Total Comprehensive Income			320	7	327
Issuance of Common Stock Upon Exercise of Options		9	(3)		6
Repurchase of Common Stock		(13)			(13)
Dividends Declared on Common Stock			(206)		(206)

Balance as of December 31, 2007	117	1,407	1,575	(22)	2,960

Comprehensive Income (Loss):
Income Available to Common Shareholders of SCANA Corporation			346		346
Other Comprehensive Loss, net of taxes $(53)				(87)	(87)

Total Comprehensive Income (Loss)			346	(87)	259
Issuance of Common Stock	1	42			42
Dividends Declared on Common Stock			(216)		(216)

Balance as of December 31, 2008	118	1,449	1,705	(109)	3,045

Comprehensive Income:
Income Available to Common Shareholders of SCANA Corporation			348		348
Other Comprehensive Income, net of taxes $33				54	54

Total Comprehensive Income			348	54	402
Issuance of Common Stock	5	191			191
Dividends Declared on Common Stock			(230)		(230)

Balance as of December 31, 2009	123	$1,640	$1,823	$(55)	$3,408

See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Organization and Principles of Consolidation

        SCANA Corporation (SCANA, and together with its consolidated subsidiaries, the Company), a South Carolina corporation, is a holding company. The Company engages predominantly in the generation and sale of electricity to wholesale and retail customers in South Carolina and in the purchase, sale and transportation of natural gas to wholesale and retail customers in South Carolina, North Carolina and Georgia. The Company also conducts other energy-related businesses and provides fiber optic communications in South Carolina.

        The accompanying Consolidated Financial Statements reflect the accounts of SCANA, the following wholly-owned subsidiaries, and one other wholly-owned subsidiary in liquidation.

Regulated businesses	Nonregulated businesses
South Carolina Electric & Gas Company (SCE&G)	SCANA Energy Marketing, Inc.
South Carolina Fuel Company, Inc. (Fuel Company)	SCANA Communications, Inc. (SCI)
South Carolina Generating Company, Inc. (GENCO)	ServiceCare, Inc.
Public Service Company of North Carolina, Incorporated (PSNC Energy) Carolina Gas Transmission Corporation (CGT)	SCANA Resources, Inc. SCANA Services, Inc. SCANA Corporate Security Services, Inc. Westex Holdings, LLC

        The Company reports certain investments using the cost or equity method of accounting, as appropriate. Intercompany balances and transactions have been eliminated in consolidation with the exception of profits on intercompany sales to regulated affiliates if the sales price is reasonable and the future recovery of the sales price through the rate-making process is probable as permitted by accounting guidance.

B. Basis of Accounting

        The Company's cost-based rate-regulated utilities recognize in their financial statements certain revenues and expenses in different time periods than do enterprises that are not rate-regulated. As a result, the Company has recorded regulatory assets and regulatory liabilities, summarized as follows.

	December 31,
Millions of dollars	2009	2008
Regulatory Assets:
Accumulated deferred income taxes	$173	$171
Under-collections — electric fuel adjustment clause	55	—
Environmental remediation costs	26	27
Asset retirement obligations and related funding	279	265
Franchise agreements	50	50
Deferred employee benefit plan costs	325	345
Planned major maintenance	5	—
Other	72	47

Total Regulatory Assets	$985	$905

Regulatory Liabilities:
Accumulated deferred income taxes	$30	$32
Other asset removal costs	733	688
Storm damage reserve	44	48
Planned major maintenance	—	11
Monetization of bankruptcy claim	40	43
Other	32	16

Total Regulatory Liabilities	$879	$838

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Accumulated deferred income tax liabilities arising from utility operations that have not been included in customer rates are recorded as a regulatory asset. Accumulated deferred income tax assets arising from deferred investment tax credits are recorded as a regulatory liability.

        Under-collections — electric fuel adjustment clause represent amounts due from customers pursuant to the fuel adjustment clause as approved by the Public Service Commission of South Carolina (SCPSC) during annual hearings which are expected to be recovered in retail electric rates during the period January 2011 through April 2012. As a part of a settlement agreement approved by the SCPSC in April 2009, SCE&G is allowed to collect interest on the deferred balance during the recovery period.

        Environmental remediation costs represent costs associated with the assessment and clean-up of manufactured gas plant (MGP) sites currently or formerly owned by the Company. Costs incurred at sites owned by SCE&G are being recovered through rates, of which $19.4 million, net of insurance recovery, remain to be recovered. SCE&G is authorized to amortize $1.4 million of these costs annually. At sites owned by PSNC Energy, costs of $2.1 million are being recovered through rates over a period ending October 2011. In addition, management believes that estimated remaining costs of $4.4 million, will be recoverable through rates.

        Asset retirement obligations (ARO) and related funding represents the regulatory asset associated with the legal obligation to decommission and dismantle V. C. Summer Nuclear Station (Summer Station) and conditional AROs.

        Franchise agreements represent costs associated with electric and gas franchise agreements with the cities of Charleston and Columbia, South Carolina. Based on an SCPSC order, SCE&G began amortizing these amounts through cost of service rates in February 2003 over approximately 20 years.

        Deferred employee benefit plan costs represent amounts of pension and other postretirement benefit costs which were accrued as liabilities, and costs deferred pursuant to specific regulatory orders (See Note 3), but which are expected to be recovered through utility rates.

        Other asset removal costs represent estimated net collections through depreciation rates of amounts to be incurred for the removal of assets in the future.

        The storm damage reserve represents an SCPSC-approved collection through SCE&G electric rates, capped at $100 million, which can be applied to offset incremental storm damage costs in excess of $2.5 million in a calendar year, certain transmission and distribution insurance premiums and certain tree trimming expenditures in excess of amounts included in base rates. SCE&G applied costs of $10.0 million in 2009 and $7.3 million in 2008 to the reserve. See Note 2.

        Planned major maintenance related to certain fossil hydro turbine/generation equipment and nuclear refueling outages is accrued in periods other than when incurred, as approved through specific SCPSC orders. SCE&G is collecting $8.5 million annually, ending December 2013, through electric rates to offset turbine maintenance expenditures. Nuclear refueling charges are accrued during each 18-month refueling outage cycle as a component of cost of service.

        The monetization of bankruptcy claim represents proceeds from the sale of a bankruptcy claim which will be amortized into operating revenue through the year 2024.

        The SCPSC or the North Carolina Utilities Commission (NCUC) (collectively, state commissions) or the United States Federal Energy Regulatory Commission (FERC) have reviewed and approved through specific orders most of the items shown as regulatory assets. Other regulatory assets include certain costs which have not been approved for recovery by a state commission or by FERC. In recording these costs as regulatory assets, management believes the costs will be allowable under existing rate-making concepts that are embodied in rate orders received by the Company. In addition, the Company has deferred in utility plant in service approximately $75.5 million of unrecovered costs related to the Lake Murray backup dam project and $70.1 million of costs related to the installation of selective catalytic reactor (SCR) technology at its Cope Station generating facility. See Note 11B. These costs are not currently being recovered, but are expected to be recovered through rates in future periods. In the future, as a result of deregulation or other changes in the regulatory environment, or changes in

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

accounting requirements the Company could be required to write off its regulatory assets and liabilities. Such an event could have a material adverse effect on the Company's results of operations, liquidity or financial position in the period the write-off would be recorded.

C. Utility Plant and Major Maintenance

        Utility plant is stated substantially at original cost. The costs of additions, renewals and betterments to utility plant, including direct labor, material and indirect charges for engineering, supervision and an allowance for funds used during construction, are added to utility plant accounts. The original cost of utility property retired or otherwise disposed of is removed from utility plant accounts and generally charged to accumulated depreciation. The costs of repairs, replacements and renewals of items of property determined to be less than a unit of property or that do not increase the asset's life or functionality are charged to maintenance expense.

        SCE&G, operator of Summer Station, and the South Carolina Public Service Authority (Santee Cooper) jointly own Summer Station in the proportions of two-thirds and one-third, respectively. The parties share the operating costs and energy output of the plant in these proportions. Each party, however, provides its own financing. Plant-in-service related to SCE&G's portion of Summer Station was $1.0 billion as of December 31, 2009 and 2008 (including amounts capitalized related to the recording of AROs). Accumulated depreciation associated with SCE&G's share of Summer Station was $538.3 million and $527.6 million as of December 31, 2009 and 2008, respectively (including amounts capitalized related to the recording of AROs). SCE&G's share of the direct expenses associated with operating Summer Station is included in other operation and maintenance expenses and totaled $92.7 million in 2009, $87.4 million in 2008 and $86.7 million in 2007.

        In addition, SCE&G and Santee Cooper are constructing two new nuclear units at the site of Summer Station that will be jointly owned in the proportions of 55 percent and 45 percent, respectively, with each party providing its own financing. SCE&G will be the operator of the new units. SCE&G's portion of the construction work in progress for the new units was $476.5 million at December 31, 2009 and $126.7 million at December 31, 2008.

        Planned major maintenance costs related to certain fossil and hydro turbine equipment and nuclear refueling outages are accrued in periods other than when incurred in accordance with approval by the SCPSC for such accounting treatment and rate recovery of expenses accrued thereunder. Other planned major maintenance is expensed when incurred. Through 2013, SCE&G is authorized to collect $8.5 million annually through electric rates to offset turbine maintenance expenditures. For the year ended December 31, 2009, SCE&G incurred $17.1 million for turbine maintenance. Cumulative costs for turbine maintenance in excess of cumulative collections are classified as a regulatory asset on the balance sheet. Nuclear refueling outages are scheduled 18 months apart, and SCE&G begins accruing for each successive outage upon completion of the preceding outage. SCE&G accrued $1.1 million per month from January 2007 through June 2008 for its portion of the outage in the spring of 2008 and accrued $1.2 million per month from July 2008 through December 2009 for its portion of the outage in the fall of 2009. Total costs for the 2008 outage were $25.7 million, of which SCE&G was responsible for $17.1 million. Total costs for the 2009 outage were $32.7 million, of which SCE&G was responsible for $21.8 million. As of December 31, 2008, SCE&G had an accrued balance of $7.3 million. There was no accrued balance as of December 31, 2009.

D. Allowance for Funds Used During Construction (AFC)

        AFC is a noncash item that reflects the period cost of capital devoted to plant under construction. This accounting practice results in the inclusion of, as a component of construction cost, the costs of debt and equity capital dedicated to construction investment. AFC is included in rate base investment and depreciated as a component of plant cost in establishing rates for utility services. The Company's regulated subsidiaries calculated AFC using average composite rates of 7.5% for 2009, 6.3% for 2008 and 6.2% for 2007. These rates do not exceed the maximum allowable rate as calculated under FERC Order No. 561. SCE&G capitalizes interest on nuclear fuel in process at the actual interest cost incurred.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

E. Revenue Recognition

        The Company records revenues during the accounting period in which it provides services to customers and includes estimated amounts for electricity and natural gas delivered, but not yet billed. Unbilled revenues totaled $187.2 million at December 31, 2009 and $185.1 million at December 31, 2008.

        Fuel costs, emission allowances and certain environmental reagent costs for electric generation are collected through the fuel cost component in retail electric rates. This component is established by the SCPSC during annual fuel cost hearings. Any difference between actual fuel costs and amounts contained in the fuel cost component is deferred and included when determining the fuel cost component during the next annual hearing.

        Customers subject to the gas cost adjustment clause are billed based on a fixed cost of gas determined by the state commission during annual gas cost recovery hearings. Any difference between actual gas costs and amounts contained in rates is deferred and included when establishing gas costs during the next annual hearing. In addition, included in these amounts are realized gains and losses incurred in the natural gas hedging programs of the Company's regulated operations.

        SCE&G's gas rate schedules for residential, small commercial and small industrial customers include a weather normalization adjustment (WNA) which minimizes fluctuations in gas revenues due to abnormal weather conditions.

        PSNC Energy is authorized by the NCUC to utilize a customer usage tracker (CUT), a rate decoupling mechanism that breaks the link between revenues and the amount of natural gas sold. The CUT allows PSNC Energy to periodically adjust its base rates for residential and commercial customers based on average per customer consumption whether impacted by weather or other factors.

F. Depreciation and Amortization

        The Company records provisions for depreciation and amortization using the straight-line method based on the estimated service lives of the various classes of property. The composite weighted average depreciation rates for utility plant assets were as follows:

	2009	2008	2007
SCE&G	2.97%	3.18%	3.16%
GENCO	2.66%	2.66%	2.66%
CGT	1.94%	1.92%	2.00%
PSNC Energy	3.10%	3.06%	3.28%
Aggregate of Above	2.95%	3.11%	3.12%

        SCE&G records nuclear fuel amortization using the units-of-production method. Nuclear fuel amortization is included in "Fuel used in electric generation" and recovered through the fuel cost component of retail electric rates. Provisions for amortization of nuclear fuel include amounts necessary to satisfy obligations to the United States Department of Energy (DOE) under a contract for disposal of spent nuclear fuel.

        The Company considers amounts categorized by FERC as "acquisition adjustments" to be goodwill. The carrying value of these amounts are $210 million recorded by PSNC Energy (Gas Distribution segment) and $20 million recorded by CGT (Gas Transmission segment). The Company performs annual impairment evaluations on these acquisition adjustments. No impairment charges have resulted from such evaluations during any period presented. Should a write-down be required in the future, such a charge would be treated as an operating expense.

G. Nuclear Decommissioning

        SCE&G's two-thirds share of estimated site-specific nuclear decommissioning costs for Summer Station, including the cost of decommissioning plant components both subject to and not subject to radioactive contamination, totals $451.0 million, stated in 2006 dollars. Santee Cooper is responsible for decommissioning costs related to its one-third ownership interest in Summer Station. The cost estimate assumes that the site would

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

be maintained over a period of approximately 60 years in such a manner as to allow for subsequent decontamination that would permit release for unrestricted use.

        Under SCE&G's method of funding decommissioning costs, amounts collected through rates ($3.2 million pre-tax in each of 2009, 2008 and 2007) are invested in insurance policies on the lives of certain Company personnel. SCE&G transfers to an external trust fund the amounts collected through electric rates, insurance proceeds and interest thereon, less expenses. The trusteed asset balance reflects the net cash surrender value of the insurance policies and cash held by the trust. Management intends for the fund, including earnings thereon, to provide for all eventual decommissioning expenditures on an after-tax basis.

H. Income and Other Taxes

        The Company files a consolidated federal income tax return. Under a joint consolidated income tax allocation agreement, each subsidiary's current and deferred tax expense is computed on a stand-alone basis. Deferred tax assets and liabilities are recorded for the tax effects of all significant temporary differences between the book basis and tax basis of assets and liabilities at currently enacted tax rates. Deferred tax assets and liabilities are adjusted for changes in such tax rates through charges or credits to regulatory assets or liabilities if they are expected to be recovered from, or passed through to, customers of the Company's regulated subsidiaries; otherwise, they are charged or credited to income tax expense.

        Taxes that are billed to and collected from customers are recorded as liabilities until they are remitted to the respective taxing authority. Accordingly, no such taxes are included in revenues or expenses in the statements of income.

I. Debt Premium, Discount and Expense, Unamortized Loss on Reacquired Debt

        The Company records long-term debt premium and discount within long-term debt and amortizes them as components of interest charges over the terms of the respective debt issues. For regulated subsidiaries, other issuance expense and gains or losses on reacquired debt that is refinanced are recorded in other deferred debits or credits and are amortized over the term of the replacement debt, also as interest charges.

J. Environmental

        The Company maintains an environmental assessment program to identify and evaluate current and former operations sites that could require environmental clean-up. As site assessments are initiated, estimates are made of the amount of expenditures, if any, deemed necessary to investigate and remediate each site. These estimates are refined as additional information becomes available; therefore, actual expenditures could differ significantly from the original estimates. Amounts estimated and accrued to date for site assessments and clean-up relate solely to regulated operations. Such amounts are recorded in deferred debits and amortized with recovery provided through rates.

K. Cash and Cash Equivalents

        The Company considers temporary cash investments having original maturities of three months or less at time of purchase to be cash equivalents. These cash equivalents are generally in the form of commercial paper, certificates of deposit, repurchase agreements, treasury bills and notes.

L. Commodity Derivatives

        The Company records derivatives contracts at fair value and adjusts fair value each reporting period. The Company determines fair value of most of the energy-related derivatives contracts using quotations that reference actively traded contracts. For other derivatives contracts, the Company uses published market surveys and, in certain cases, brokers to obtain quotes concerning fair value. Market quotes tend to be more plentiful for those derivatives contracts maturing in two years or less. See Note 9.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

M. New Accounting Matters

        Effective for the year ended December 31, 2009, the Company adopted accounting guidance that requires enhanced disclosures about an employer's plan assets in a defined benefit pension plan or other postretirement plan. The required disclosures include a discussion of the inputs and evaluation techniques used to develop fair value measurements of plan assets. In addition, the fair value of each major category of plan assets is required to be disclosed separately for pension plans and other postretirement benefit plans. The adoption of this guidance did not affect the Company's results of operations, cash flows or financial position.

        Effective June 30, 2009, the Company adopted new accounting guidance that makes the Company's management responsible for subsequent-events accounting and disclosure. The adoption of this guidance did not impact the Company's results of operations, cash flows or financial position.

        Effective January 1, 2009, the Company adopted accounting guidance that requires enhanced disclosures about an entity's derivative and hedging activities to include how derivative instruments are accounted for and the effect of such activities on the entity's financial statements. The adoption of this guidance did not impact the Company's results of operations, cash flows or financial position.

        Effective January 1, 2009, the Company adopted accounting guidance that requires entities to report noncontrolling (minority) interests in subsidiaries as equity. The adoption of this guidance did not significantly impact the Company's results of operations, cash flows or financial position.

        Effective January 1, 2009, the Company adopted accounting guidance that requires the acquiring entity in a business combination to recognize the assets acquired and the liabilities assumed at their fair values at the acquisition date and to disclose all of the information needed to evaluate and understand the nature and financial effect of the business combination. The adoption of this guidance did not impact the Company's results of operations, cash flows or financial position.

N. Earnings Per Share

        The Company computes basic earnings per share by dividing net income by the weighted average number of common shares outstanding for the period. The Company computes diluted earnings per share using this same formula, after giving effect to securities considered to be dilutive potential common stock. The Company uses the treasury stock method in determining total dilutive potential common stock. The Company has issued no securities that would have an antidilutive effect on earnings per share.

O. Affiliated Transactions

        The Company received cash distributions from equity-method investees of $3.3 million in 2009, $6.2 million in 2008 and $7.8 million in 2007. The Company made investments in equity-method investees of $1.6 million in 2009, $2.2 million in 2008 and $16.2 million in 2007.

        SCE&G purchases shaft horsepower from a cogeneration facility. The facility is owned by a limited liability company (LLC) in which, prior to July 1, 2008, SCANA held an equity-method investment. Transactions subsequent to June 30, 2008 are not considered to be affiliated transactions. SCE&G made affiliated purchases of shaft horsepower from the LLC of $14.7 million in 2008 and $27.7 million in 2007.

        SCE&G held equity-method investments in two partnerships that were involved in converting coal to synthetic fuel. The partnerships ceased operations as a result of the expiration of the synthetic fuel tax credit program at the end of 2007, and they were dissolved in 2008. SCE&G purchased synthetic fuel from these affiliated companies of $281.6 million in 2007. The Company made cash investments in these affiliated companies of $2.2 million in 2008 and $16.2 million in 2007.

P. Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Q. Asset Management and Supply Service Agreements

        PSNC Energy utilizes asset management and supply service agreements with counterparties for certain natural gas storage facilities. At December 31, 2009, such counterparties held 49% of PSNC Energy's natural gas inventory, with a carrying value of $26.0 million, through either capacity release or agency relationships. Under the terms of the asset management agreements, PSNC Energy receives storage asset management fees and, in certain instances, a share of profits. No fees are received under supply service agreements. The agreements expire at various times through March 31, 2011.

R. Preferred Stock

        The Company has corrected the presentation of certain preferred stock to present these preferred securities in a manner consistent with temporary equity. Although the effects are not material to previously issued balance sheets, the presentation of these amounts has been corrected as of December 31, 2008 by presenting these $106 million of preferred securities outside of permanent equity and eliminating the "Shareholders' Investment" section and related total. This change had no impact on income, earnings per share, or on cash flows for any period presented.

2. RATE AND OTHER REGULATORY MATTERS

SCE&G

  Electric

        SCE&G's rates are established using a cost of fuel component approved by the SCPSC which may be adjusted periodically to reflect changes in the price of fuel purchased by SCE&G. In April 2009, the SCPSC approved a settlement agreement between SCE&G, the South Carolina Office of Regulatory Staff (ORS), and others authorizing SCE&G to increase the fuel cost portion of its electric rates, effective with the first billing cycle of May 2009. As a part of the settlement, SCE&G agreed to spread the recovery of undercollected fuel costs over a three-year period ending April 2012, as further described in Note 1B. SCE&G is allowed to collect interest on the deferred balance.

        In January 2010, SCE&G filed an application with the SCPSC requesting a 9.52% overall increase to retail electric base rates. If approved, the increase in rates would be phased in over three periods in July 2010, January 2011 and July 2011. A public hearing on this matter is scheduled to begin on May 24, 2010.

        In December 2009, SCE&G submitted to the FERC for filing revised tariff sheets to change the network and point to point transmission rates under SCE&G's Open Access Transmission Tariff. The request, if approved, would result in an annual revenue increase of $5.6 million. The requested rates utilize a cost of service formula, which departs from the traditional rate structure currently in effect.

        In June 2009, SCE&G filed a request with the SCPSC for approval of the implementation of certain demand reduction and energy efficiency programs (DSM programs). SCE&G has requested the establishment of an annual rider to allow recovery of the costs and lost net margin revenue associated with DSM programs, along with an incentive for investing in such programs. The SCPSC has scheduled a hearing on SCE&G's request for April 1, 2010.

        In February 2009, the SCPSC approved SCE&G's combined application pursuant to the Base Load Review Act (the BLRA) seeking a certificate of environmental compatibility and public convenience and necessity and for a base load review order relating to proposed construction and operation by SCE&G and Santee Cooper of two new nuclear generating units at Summer Station. Under the BLRA, the SCPSC conducted a full pre-construction prudency review of the proposed units and the engineering, procurement, and construction contract under which they are being built. The SCPSC prudency finding is binding on all future related rate proceedings so long as the construction proceeds in accordance with schedules, estimates and projections, including contingencies, as

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

approved by the SCPSC. As part of its order, the SCPSC approved the initial rate increase of $7.8 million, or 0.4%, related to recovery of the cost of capital on project expenditures through June 30, 2008, and the revised rates became effective for bills rendered on and after March 29, 2009. In addition, SCE&G is allowed to file revised rates with the SCPSC each year to incorporate the financing cost of any incremental construction work in progress incurred for new nuclear generation. Requested rate adjustments are based on SCE&G's updated cost of debt and capital structure and on an allowed return on common equity of 11%. In May 2009, two intervenors filed separate appeals of the order (one of which challenged the SCPSC's prudency finding) with the South Carolina Supreme Court. A hearing for one appeal is set for March 4, 2010, and the hearing for the other appeal has not been set. SCE&G cannot predict how or when the appeals will be resolved. In September 2009, the SCPSC approved SCE&G's first annual revised rate request under the BLRA which constituted a $22.5 million or 1.1% increase to retail electric rates. In January 2010, the SCPSC approved SCE&G's request under the BLRA to approve an updated construction and capital cost schedule for the new units. The revised schedule does not change the previously announced completion date for the new units or the originally announced cost.

        In March 2008, SCE&G and Santee Cooper filed an application with the Nuclear Regulatory Commission (NRC) for a combined construction and operating license (COL). This COL application for the two new units was reviewed for completeness by the NRC and docketed on July 31, 2008. In September 2008 the NRC issued a 30-month review schedule from the docketing date to the issuance of the safety evaluation report which would signify satisfactory completion of their review. Both the environmental and safety reviews by the NRC are in progress and should support a COL issuance in late 2011 or early 2012. This date would support both the project schedule and the substantial completion dates for the two new units in 2016 and 2019, respectively.

        In a December 2007 order, the SCPSC granted SCE&G an increase in retail electric revenues of approximately $76.9 million, or 4.4%, based on a test year calculation. The order granted an allowed return on common equity of 11%. The new rates became effective January 1, 2008. In that order, the SCPSC also extended through 2015 its approval of the accelerated capital recovery plan for SCE&G's Cope Generating Station. Under the plan, in the event that SCE&G would otherwise earn in excess of its maximum allowed return on common equity, SCE&G may increase depreciation of its Cope Generating Station up to $36 million annually without additional approval of the SCPSC. Any unused portion of the $36 million in any given year may be carried forward for possible use in the immediately following year. No such additional depreciation has been recognized.

        In October 2007, the SCPSC approved SCE&G's request to increase the storm damage reserve cap from $50 million to $100 million. In addition, the SCPSC approved SCE&G's request to apply certain transmission and distribution insurance premiums against the reserve. In more recent actions, the SCPSC also approved SCE&G's request to apply against the reserve certain tree trimming expenditures in excess of amounts included in base rates through 2010.

  Gas

        The Natural Gas Rate Stabilization Act (RSA) is designed to reduce the volatility of costs charged to customers by allowing for more timely recovery of the costs that regulated utilities incur related to natural gas infrastructure. In October 2009, the SCPSC approved an increase in SCE&G's retail natural gas base rates of $13 million under the terms of the RSA. The rate adjustment was effective with the first billing cycle of November 2009.

        In October 2008, the SCPSC approved an increase in SCE&G's retail natural gas base rates of $3.7 million under the terms of the RSA. The rate adjustment was effective with the first billing cycle of November 2008.

        In October 2007, the SCPSC approved an increase in SCE&G's retail natural gas base rates of $4.6 million under the terms of the RSA. The rate adjustment was effective with the first billing cycle in November 2007.

        SCE&G's tariffs include a purchased gas adjustment (PGA) clause that provides for the recovery of actual gas costs incurred including costs related to hedging natural gas purchasing activities. SCE&G's rates are calculated using a methodology which adjusts the cost of gas monthly based on a 12-month rolling average. In December 2009, in connection with the annual review of the PGA and the gas purchasing policies of SCE&G, the SCPSC determined that SCE&G's gas costs, including all hedging transactions, were reasonable and prudently incurred during the 17 months ended July 31, 2009.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

PSNC Energy

        PSNC Energy's rates are established using a benchmark cost of gas approved by the NCUC, which may be modified periodically to reflect changes in the market price of natural gas. PSNC Energy revises its tariffs with the NCUC as necessary to track these changes and defers any over- or under-collections of the delivered cost of gas for subsequent rate consideration. The NCUC reviews PSNC Energy's gas purchasing practices annually.

        In October 2009, in connection with PSNC Energy's 2009 Annual Prudence Review, the NCUC determined that PSNC Energy's gas costs, including all hedging transactions, were reasonable and prudently incurred during the 12 months ended March 31, 2009.

        In September 2009, the NCUC approved PSNC Energy's semi-annual rate adjustment under the CUT. The CUT allows PSNC Energy to adjust its base rates for residential and commercial customers based on average per customer consumption. As a result of this rate adjustment, increases for residential and commercial customers are in effect for service rendered on and after October 1, 2009. The previous semi-annual rate adjustment under the CUT, which was effective for service rendered from April 1 through September 30, 2009, resulted in rate decreases for these customers.

        In October 2008, the NCUC granted PSNC Energy an annual increase in natural gas margin revenues of approximately $9.1 million, offset by an $8.4 million reduction in fixed gas costs, for a net annual increase in rates and charges to customers of approximately $0.7 million. The new rates were effective for services rendered on or after November 1, 2008.

3. EMPLOYEE BENEFIT PLANS AND EQUITY COMPENSATION PLAN

Pension and Other Postretirement Benefit Plans

        The Company sponsors a noncontributory defined benefit pension plan covering substantially all permanent employees. The Company's policy has been to fund the plan to the extent permitted by applicable federal income tax regulations, as determined by an independent actuary.

        Effective July 1, 2000 the Company's pension plan, which provided a final average pay formula, was amended to provide a cash balance formula for employees hired before January 1, 2000 who elected that option and for all employees hired on or after January 1, 2000. For employees who elected to remain under the final average pay formula, benefits are based on years of credited service and the employee's average annual base earnings received during the last three years of employment. For employees under the cash balance formula, benefits accumulate as a result of compensation credits and interest credits.

        In addition to pension benefits, the Company provides certain unfunded postretirement health care and life insurance benefits to active and retired employees. Retirees share in a portion of their medical care cost. The Company provides life insurance benefits to retirees at no charge. The costs of postretirement benefits other than pensions are accrued during the years the employees render the services necessary to be eligible for these benefits.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Benefit Obligations

        The measurement date used to determine pension and other postretirement benefit obligations is December 31. Data related to the changes in the projected benefit obligation for pension benefits and the accumulated benefit obligation for other postretirement benefits are presented below.

	Pension Benefits		Other Postretirement Benefits
Millions of dollars	2009	2008	2009	2008
Benefit obligation, January 1	$709.5	$704.8	$192.5	$196.8
Service cost	15.5	15.1	3.6	4.0
Interest cost	44.8	43.2	12.3	12.0
Plan participants' contributions	—	—	2.9	2.7
Actuarial (gain) loss	54.5	(12.2)	14.1	(9.2)
Benefits paid	(34.9)	(41.4)	(15.0)	(13.8)

Benefit obligation, December 31	$789.4	$709.5	$210.4	$192.5

        The actuarial (gain) loss is primarily attributable to revisions to the annual discount rate assumption detailed below.

        The accumulated benefit obligation for pension benefits was $747.2 million at the end of 2009 and $674.6 million at the end of 2008. The accumulated retirement benefit obligation differs from the projected pension benefit obligation above in that it reflects no assumptions about future compensation levels.

        Significant assumptions used to determine the above benefit obligations are as follows:

	Pension Benefits		Other Postretirement Benefits
	2009	2008	2009	2008
Annual discount rate used to determine benefit obligation	5.75%	6.45%	5.90%	6.45%
Assumed annual rate of future salary increases for projected benefit obligation	4.00%	4.00%	4.00%	4.00%

        An 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2010. The rate was assumed to decrease gradually to 5.0% for 2017 and to remain at that level thereafter.

        A one percent increase in the assumed health care cost trend rate would increase the postretirement benefit obligation at each of December 31, 2009 and 2008 by $1.9 million. A one percent decrease in the assumed health care cost trend rate would decrease the postretirement benefit obligation at each of December 31, 2009 and 2008 by $1.7 million.

  Funded Status

	Pension Benefits		Other Postretirement Benefits
Millions of Dollars December 31,
	2009	2008	2009	2008
Fair value of plan assets	$758.9	$629.4	—	—
Benefit obligations	789.4	709.5	$210.4	$192.5

Funded status (liability)	$(30.5)	$(80.1)	$(210.4)	$(192.5)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Amounts recognized on the consolidated balance sheets consist of:

	Pension Benefits		Other Postretirement Benefits
Millions of Dollars December 31,
	2009	2008	2009	2008
Current liability	—	—	$(12.0)	$(11.6)
Noncurrent liability	$(30.5)	$(80.1)	(198.4)	(180.9)

        Amounts recognized in accumulated other comprehensive income (a component of common equity) as of December 31, 2009 and 2008 were as follows:

	Pension Benefits		Other Postretirement Benefits
Millions of Dollars December 31,
	2009	2008	2009	2008
Net actuarial loss	$35.5	$49.6	$1.4	$0.7
Prior service cost	0.7	0.8	0.2	0.3
Transition obligation	—	—	0.4	0.5

Total	$36.2	$50.4	$2.0	$1.5

        In connection with the joint ownership of Summer Station, as of December 31, 2009 and 2008, the Company recorded within deferred debits $11.2 million and $12.1 million, respectively, attributable to Santee Cooper's one-third portion of shared pension costs. As of December 31, 2009 and 2008, the Company also recorded within deferred debits $10.2 million and $9.3 million, respectively, from Santee Cooper, representing its portion of the unfunded net postretirement benefit obligation.

  Changes in Fair Value of Plan Assets

	Pension Benefits
Millions of dollars	2009	2008
Fair value of plan assets, January 1	$629.4	$929.5
Actual return on plan assets	164.4	(258.7)
Benefits paid	(34.9)	(41.4)

Fair value of plan assets, December 31	$758.9	$629.4

  Investment Policies and Strategies

        The assets of the pension plan are invested in accordance with the objectives of (1) fully funding the actuarial accrued liability for the pension plan, (2) maximizing return within reasonable and prudent levels of risk in order to minimize contributions, and (3) maintaining sufficient liquidity to meet benefit payment obligations on a timely basis. The pension plan operates with several risk and control procedures, including ongoing reviews of liabilities, investment objectives, investment managers and performance expectations. Transactions involving certain types of investments are prohibited. Equity securities held by the pension plan during the periods presented did not include SCANA common stock.

        The Company's pension plan asset allocation at December 31, 2009 and 2008 and the target allocation for 2010 are as follows:

	Percentage of Plan Assets
Asset Category	Target Allocation	At December 31,
	2010	2009	2008
Equity Securities	65%	66%	61%
Debt Securities	35%	34%	39%

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        For 2010, the expected long-term rate of return on assets will be 8.5%. In developing the expected long-term rate of return assumptions, management evaluates the pension plan's historical cumulative actual returns over several periods, and assumes an asset allocation of 65% with equity managers and 35% with fixed income managers. Management regularly reviews such allocations and periodically rebalances the portfolio when considered appropriate.

  Fair Value Measurements

        Assets held by the pension plan are measured at fair value as described below. Assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. At December 31, 2009, fair value measurements, and the level within the fair value hierarchy in which the measurements fall, were as follows:

		Fair Value Measurements at Reporting Date Using
Millions of dollars	December 31, 2009	Quoted Market Prices in Active Market for Identical Assets/Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common stock	$329	$329
Mutual funds	70	22	$48
Short-term investment vehicles	37		37
US Treasury securities	68		68
Corporate debt securities	64		64
Loans secured by mortgages	9		9
Other-municipals	2		2
Common collective trusts	166		166
Multi-strategy hedge funds	14			$14

	$759	$351	$394	$14

        The Plan values common stock and certain mutual funds, where applicable, using unadjusted quoted prices from a national stock exchange, such as NYSE and NASDAQ, where the underlying securities are actively traded. Other mutual funds and common collective trusts are valued using the observable prices of the underlying fund assets based on trade data for identical or similar securities or from a national stock exchange for similar assets or broker quotes. Short-term investment vehicles are funds that invest in short-term fixed income instruments and are valued using observable prices of the underlying fund assets based on trade data for identical or similar securities. US Treasury securities are valued using quoted market prices or based on models using observable inputs from market sources such as external prices or spreads or benchmarked thereto. Corporate debt securities are valued based on recently executed transactions, using quoted market prices, or based on models using observable inputs from market sources such as external prices or spreads or benchmarked thereto. Loans secured by mortgages are valued using observable prices based on trade data for identical or comparable instruments. Hedge funds are invested in a hedge fund of funds partnership that invests directly in multiple hedge fund strategies that are not traded on exchanges and do not trade on a daily basis. The valuation of the multi-strategy hedge fund of funds is estimated based on the net asset value of the underlying hedge fund strategies using consistent valuation

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

guidelines that account for variations that may impact their fair value. The estimated fair value is the price at which redemptions and subscriptions occur.

Millions of dollars	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Beginning Balance	$—
Unrealized gains or losses included in changes in net assets	—
Purchases, issuances, and settlements	14
Transfers in or out of Level 3	—

Ending Balance	$14

  Expected Cash Flows

        The total benefits expected to be paid from the pension plan or from the Company's assets for the other postretirement benefits plan, respectively, are as follows:

		Other Postretirement Benefits*
Expected Benefit Payments	Pension Benefits	Excluding Medicare Subsidy	Including Medicare Subsidy
Millions of dollars
2010	$55.9	$12.6	$12.4
2011	65.3	12.9	12.7
2012	64.1	13.2	13.0
2013	63.5	13.6	13.4
2014	62.0	14.2	14.0
2015-2019	323.9	77.6	76.7
*
Net of participant contributions

  Pension Plan Contributions

        The pension trust is adequately funded under current regulations. No contributions have been required since 1997, and the Company does not anticipate making contributions to the pension plan until after 2011.

  Net Periodic Benefit Cost (Income)

        The Company records net periodic benefit cost (income) utilizing beginning of the year assumptions. Disclosures required for these plans are set forth in the following tables.

  Components of Net Periodic Benefit Cost (Income)

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2009	2008	2007	2009	2008	2007
Service cost	$15.5	$15.1	$15.3	$3.7	$4.0	$4.4
Interest cost	44.9	43.2	40.5	12.3	12.0	11.7
Expected return on assets	(50.8)	(81.1)	(79.8)	n/a	n/a	n/a
Prior service cost amortization	7.0	7.0	6.6	1.0	1.0	1.1
Amortization of actuarial losses	23.4	—	—	—	—	0.9
Transition amount amortization	—	—	—	0.7	0.7	(0.2)

Net periodic benefit cost (income)	$40.0	$(15.8)	$(17.4)	$17.7	$17.7	$17.9

        Additionally, in February 2009, SCE&G was granted accounting orders by the SCPSC which allow it to mitigate a significant portion of increased pension cost by deferring as a regulatory asset the amount of pension expense above that which is included in current rates for its retail electric and gas distribution regulated operations. These

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

costs are being deferred until future rate filings, at which time the accumulated deferred costs will be addressed prospectively.

        Other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

	Pension Benefits			Other Postretirement Benefits
Millions of dollars	2009	2008	2007	2009	2008	2007
Current year actuarial (gain)/loss	$(10.4)	$42.1	$0.9	$0.7	$(0.7)	$(0.9)
Amortization of actuarial losses	(3.7)	—	—	—	—	(0.1)
Current year prior service cost	—	—	0.1	—	—	—
Amortization of prior service cost	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Amortization of transition obligation	—	—	—	(0.1)	(0.1)	—

Total recognized in other comprehensive income	$(14.2)	$42.0	$0.9	$0.5	$(0.9)	$(1.2)

  Significant Assumptions Used in Determining Net Periodic Benefit Cost (Income)

	Pension Benefits			Other Postretirement Benefits
	2009	2008	2007	2009	2008	2007
Discount rate	6.45%	6.25%	5.85%	6.45%	6.30%	5.85%
Expected return on plan assets	8.50%	9.00%	9.00%	n/a	n/a	n/a
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%
Health care cost trend rate	n/a	n/a	n/a	8.00%	9.00%	9.50%
Ultimate health care cost trend rate	n/a	n/a	n/a	5.00%	5.00%	5.00%
Year achieved	n/a	n/a	n/a	2015	2014	2013

        The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2010 are as follows:

Millions of Dollars	Pension Benefits	Other Postretirement Benefits
Actuarial (gain)/loss	$4.3	—
Prior service (credit)/cost	0.1	$0.1
Transition obligation	—	0.1

Total	$4.4	$0.2

        Other postretirement benefit costs are subject to annual per capita limits pursuant to plan design. As a result, the effect of a one-percent increase or decrease in the assumed health care cost trend rate on total service and interest cost is less than $100,000.

Stock Purchase Savings Plan

        The Company also sponsors a defined contribution plan in which eligible employees may participate. Eligible employees may defer up to 25% of eligible earnings subject to certain limits and may diversify their investments. Employee deferrals are fully vested and nonforfeitable at all times. The Company provides 100% matching contributions up to 6% of an employee's eligible earnings. Total matching contributions made to the plan for 2009, 2008 and 2007 were $21.0 million, $20.5 million and $19.1 million, respectively. These matching contributions were made in the form of SCANA common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Share-Based Compensation

        The SCANA Corporation Long-Term Equity Compensation Plan (the Plan) provides for grants of nonqualified and incentive stock options, stock appreciation rights, restricted stock, performance shares, performance units and restricted stock units to certain key employees and non-employee directors. The Plan currently authorizes the issuance of up to five million shares of SCANA's common stock, no more than one million of which may be granted in the form of restricted stock.

        Compensation costs related to share-based payment transactions are required to be recognized in the financial statements. With limited exceptions, including those liability awards discussed below, compensation cost is measured based on the grant-date fair value of the instruments issued and is recognized over the period that an employee provides service in exchange for the award.

  Liability Awards

        The 2007-2009 performance cycle provided for performance measurement and award determination on an annual basis, with payment of awards being deferred until after the end of the three-year performance cycle. Each performance share had a value that was equal to, and changed with, the value of a share of SCANA common stock, and dividend equivalents were accrued on the performance shares. Payout of performance share awards was determined by SCANA's performance against pre-determined measures of total shareholder return (TSR) as compared to a peer group of utilities (weighted 60%) and growth in earnings per share (as defined) (weighted 40%). Accordingly, payouts under the 2007 three-year cycle were earned for each year that performance goals were met during the three-year cycle, though payments were deferred until the end of the cycle and were contingent upon the participant still being employed by the Company at the end of the cycle, subject to certain exceptions in the event of retirement, death or disability. Awards were designated as target shares of SCANA common stock and were paid in cash at SCANA's discretion in February 2010.

        In the 2008-2010 performance cycle, 20% of the performance award was granted in the form of restricted (nonvested) shares, which are equity awards more fully described below. The remaining 80% of the award was granted in performance shares. The payment of performance shares for the 2008-2010 performance cycle is also based on SCANA's performance against pre-determined measures of TSR (weighted 50%) and the growth in "GAAP-adjusted net earnings per share from operations" (weighted 50%).

        In the 2009-2011 performance cycle, 20% of the performance award was granted in the form of restricted share units, which are liability awards payable in cash. The remaining 80% of the award was granted in performance shares with payment criteria identical to those awarded for the 2008-2010 performance cycle.

        Compensation cost of all these liability awards was and is recognized over their respective three-year performance periods based on the estimated fair value of the award, which is periodically updated based on expected ultimate cash payout, and is reduced by estimated forfeitures. Cash-settled liabilities related to similar prior programs were paid totaling $9.1 million in 2009 and $2.6 million in 2008. No such payments were made in 2007.

        Fair value adjustments for performance awards resulted in compensation expense recognized in the statements of income totaling $7.2 million in 2009, $17.2 million in 2008 and $6.6 million in 2007. Fair value adjustments resulted in capitalized compensation costs of $0.9 million in 2009, $1.9 million in 2008 and $0.7 million in 2007.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Equity Awards

        A summary of activity related to nonvested shares follows:

Nonvested Shares	Shares	Weighted Average Grant-Date Fair Value
Nonvested at January 1, 2008	—	$—
Granted	75,824	37.33
Forfeited	1,236	37.35

Nonvested at December 31, 2008	74,588	37.33
Forfeited	2,399	37.33

Nonvested at December 31, 2009	72,189	37.33

        Nonvested shares were granted at a price corresponding to the opening price of SCANA common stock on the date of the grant. The Company expensed compensation costs for nonvested shares of $0.7 million in 2009 and $0.8 million in 2008 and recognized related tax benefits of $0.3 million 2009 and 2008. The Company capitalized compensation costs of $0.1 million in 2009 and 2008.

        As of December 31, 2009 there was $0.9 million of total unrecognized compensation cost related to nonvested share-based compensation arrangements under the Plan. The cost is expected to be recognized in 2010. No shares were granted under the plan in 2009, and none were vested in any year presented.

        A summary of activity related to nonqualified stock options follows:

Stock Options	Number of Options	Weighted Average Exercise Price
Outstanding — December 31, 2006	385,940	$27.56
Exercised	(258,756)	27.62

Outstanding — December 31, 2007	127,184	27.45
Exercised	(20,720)	27.49

Outstanding — December 31, 2008	106,464	27.44
Exercised	(2,875)	27.50

Outstanding — December 31, 2009	103,589	27.44

        No stock options have been granted since August 2002, and all options were fully vested in August 2005. No options were forfeited during any period presented. The options expire ten years after the grant date. At December 31, 2009, all outstanding options were currently exercisable at prices ranging from $25.50-$29.60, and had a weighted-average remaining contractual life of 1.9 years.

        The exercise of stock options during 2009 was satisfied using original issue shares, and during 2007 and 2008 such exercise was satisfied using a combination of original issue shares and open market purchases of the Company's common stock. For the years ended December 31, 2009 and 2008, cash realized upon the exercise of options and related tax benefits were not significant. For the year ended December 31, 2007, cash realized upon the exercise of options totaled $7.1 million, and related tax benefits credited to additional paid in capital (common equity) during the period totaled $1.5 million.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. LONG-TERM DEBT

        Long-term debt by type with related weighted average interest rates and maturities at December 31 is as follows:

		2009		2008
Dollars in millions	Maturity	Balance	Rate	Balance	Rate
Medium-Term Notes (unsecured)(a)	2011-2020	$950	6.51%	$950	6.51%
Senior Notes (unsecured)(b)	2034	110	6.47%	80	6.47%
First Mortgage Bonds (secured)	2011-2039	2,560	6.03%	2,335	6.07%
Junior Subordinated Notes (unsecured)(c)	2065	150	7.70%	—	—
GENCO Notes (secured)	2011-2024	272	5.93%	276	5.95%
Industrial and Pollution Control Bonds(d)	2012-2038	228	4.63%	228	4.63%
Senior Debentures(e)	2012-2026	110	7.35%	113	7.39%
Borrowings Under Credit Agreements	2011	100.50%		456	1.67%
Fair value of interest rate swaps(f)		8		12
Other	2010-2027	38		69

Total debt		4,526		4,519
Current maturities of long-term debt		(28)		(144)
Unamortized discount		(15)		(14)

Total long-term debt, net		$4,483		$4,361

(a)
Includes fixed rate debt hedged by variable interest rate swaps of $550 million in 2009.

(b)
Variable rate notes hedged by a fixed interest rate swap.

(c)
May be extended through 2080.

(d)
Includes $71.4 million of variable rate debt hedged by fixed rate swaps.

(e)
Includes fixed rate debt hedged by a variable interest rate swap of $9.6 million in 2009 and $12.8 million in 2008.

(f)
Includes unamortized payments received to terminate previous swaps designated as fair value hedges. See Note 9.

        The annual amounts of long-term debt maturities for the years 2010 through 2014 are summarized as follows:

Year	Millions of dollars
2010	$28
2011	732
2012	277
2013	169
2014	50

        Substantially all of SCE&G's and GENCO's electric utility plant is pledged as collateral in connection with long-term debt.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. LINES OF CREDIT AND SHORT-TERM BORROWINGS

        At December 31, 2009 and 2008, SCANA, SCE&G (including Fuel Company) and PSNC Energy had available the following committed lines of credit (LOC) and had outstanding the following LOC advances, commercial paper, and LOC-supported letter of credit obligations:

	SCANA		SCE&G(b)		PSNC Energy(b)
Millions of dollars	2009	2008	2009	2008	2009	2008
Lines of credit:
Committed long-term (expire December 2011)
Total	$200	$200	$650	$650	$250	$250
LOC advances	$—	15	100	285	—	156
Weighted average interest rate	—	2.17%	.50%	1.61%	—	1.72%
Outstanding commercial paper (270 or fewer days) (a)	$—	—	254	34	81	46
Weighted average interest rate	—	—	.33%	5.69%	.32%	6.15%
Letters of credit supported by LOC	$3	—	.3	—	—	—
Available	197	185	296	331	169	48
(a)
The Company's committed lines of credit serve to back-up the issuance of commercial paper or to provide liquidity support. Nuclear and fossil fuel inventories and emission allowances are financed through the issuance by Fuel Company of short-term commercial paper or LOC advances.

(b)
SCE&G, Fuel Company and PSNC Energy operate commercial paper programs in the maximum amounts of $350 million, $250 million and $250 million, respectively.

        The committed long-term facilities are revolving lines of credit under credit agreements with a syndicate of banks. Wachovia Bank, National Association and Bank of America, N. A. each provide 14.3% of the aggregate $1.1 billion credit facilities, Branch Banking and Trust Company, UBS Loan Finance LLC, Morgan Stanley Bank, and Credit Suisse each provide 10.9%, and The Bank of New York and Mizuho Corporate Bank, Ltd each provide 9.1%. Four other banks provide the remaining 9.6%. These bank credit facilities support the issuance of commercial paper by SCE&G (including Fuel Company) and PSNC Energy. In addition, a portion of the credit facilities supports SCANA's borrowing needs. When the commercial paper markets are dislocated (due to either price or availability constraints), the credit facilities are available to support the borrowing needs of SCE&G (including Fuel Company) and PSNC Energy.

        The South Carolina Jobs-Economic Development Authority (JEDA) issued $35.0 million of Industrial Revenue Bonds in December 2008, the proceeds of which were loaned to SCE&G. The payment of the principal and interest on the bonds is secured by a letter of credit issued by Branch Banking and Trust Company. The bonds mature on December 1, 2038. The letter of credit expires on December 10, 2011. Similarly, JEDA issued $36.4 million of Industrial Revenue Bonds in November 2008, the proceeds of which were loaned to GENCO and guaranteed by SCANA. The bonds mature on December 1, 2038. The payment of the principal and interest on these bonds is secured by a letter of credit issued by Branch Banking and Trust Company. The letter of credit expires on November 9, 2011.

        The Company pays fees to banks as compensation for maintaining committed lines of credit.

6. COMMON EQUITY

        Neither SCANA's nor SCE&G's Restated Articles of Incorporation limit the dividends that may be paid on their common stock. However, SCE&G's bond indenture contains provisions that, under certain circumstances, which the Company considers to be remote, could limit the payment of cash dividends on SCE&G's common stock.

        With respect to hydroelectric projects, the Federal Power Act requires the appropriation of a portion of certain earnings therefrom. At December 31, 2009, approximately $57 million of retained earnings were restricted by this requirement as to payment of cash dividends on SCE&G's common stock.

        Cash dividends on SCANA's common stock were declared during 2009, 2008 and 2007 at an annual rate per share of $1.88, $1.84 and $1.76, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The accumulated balances related to each component of other comprehensive income (loss) were as follows:

Millions of Dollars	2009	2008
Net unrealized losses on cash flow hedging activities, net of taxes of $10 and $35	$(17)	$(57)
Net unrealized deferred costs of employee benefit plans, net of taxes of $24 and $32	(38)	(52)

Total	$(55)	$(109)

        The Company recognized losses of $66.9 million, $14.3 million and $19.1 million, net of tax, as a result of qualifying cash flow hedges whose hedged transactions occurred during the years ended December 31, 2009, 2008 and 2007, respectively.

        On January 7, 2009, SCANA closed on the sale of 2.875 million shares of common stock at $35.50 per share. Net proceeds of $100.5 million were used to finance capital expenditures, including the construction of new nuclear units, and for general corporate purposes. In addition, SCANA issued common stock valued at $91.1 million (when issued) during the year ended December 31, 2009 through various compensation and dividend reinvestment plans, including the Stock Purchase Savings Plan.

7. PREFERRED STOCK

        On December 30, 2009, SCE&G redeemed all outstanding shares of its preferred stock. The fair value of the preferred shares redeemed exceeded their carrying value by approximately $2.1 million. This excess payment is reflected on the statement of income as a return to preferred shareholders within preferred dividends of subsidiary.

8. INCOME TAXES

        Total income tax expense attributable to income for 2009, 2008 and 2007 is as follows:

Millions of dollars	2009	2008	2007
Current taxes:
Federal	$63	$56	$101
State	(6)	6	13

Total current taxes	57	62	114

Deferred taxes, net:
Federal	94	114	23
State	8	14	4

Total deferred taxes	102	128	27

Investment tax credits:
Deferred-state	20	5	5
Amortization of amounts deferred-state	(9)	(3)	(3)
Amortization of amounts deferred-federal	(3)	(3)	(3)

Total investment tax credits	8	(1)	(1)

Total income tax expense	$167	$189	$140

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The difference between actual income tax expense and the amount calculated from the application of the statutory 35% federal income tax rate to pre-tax income is reconciled as follows:

Millions of dollars	2009	2008	2007
Income	$348	$346	$320
Income tax expense	167	189	140
Preferred stock dividends	9	7	7

Total pre-tax income	$524	$542	$467

Income taxes on above at statutory federal income tax rate	$183	$190	$163
Increases (decreases) attributed to:
State income taxes (less federal income tax effect)	8	15	12
Allowance for equity funds used during construction	(10)	(5)	(1)
Synthetic fuel tax credits	—	—	(17)
Deductible dividends-Stock Purchase Savings Plan	(8)	(7)	(7)
Amortization of federal investment tax credits	(3)	(3)	(3)
Domestic production activities deduction	(4)	(1)	(4)
Other differences, net	1	—	(3)

Total income tax expense	$167	$189	$140

        The tax effects of significant temporary differences comprising the Company's net deferred tax liability of $1,123 million at December 31, 2009 and $986 million at December 31, 2008 are as follows:

Millions of dollars	2009	2008
Deferred tax assets:
Nondeductible reserves	$99	$95
Nuclear decommissioning	42	40
Financial instruments	11	38
Unamortized investment tax credits	54	51
Deferred compensation	24	21
Pension plan income	—	33
Unbilled revenue	16	12
Monetization of bankruptcy claim	15	16
Other	3	18

Total deferred tax assets	264	324

Deferred tax liabilities:
Property, plant and equipment	1,169	1,067
Pension plan income	2	—
Deferred employee benefit plan costs	113	132
Deferred fuel costs	42	51
Other	61	60

Total deferred tax liabilities	1,387	1,310

Net deferred tax liability	$1,123	$986

        The Company files a consolidated federal income tax return and the Company and its subsidiaries file various applicable state and local income tax returns. The Internal Revenue Service (IRS) has completed examinations of the Company's federal returns through 2004, and the Company's federal returns through 2005 are closed for additional assessment. With few exceptions, the Company is no longer subject to state and local income tax examinations by tax authorities for years before 2006.

        In September 2009, an income tax uncertainty was resolved in the Company's favor upon the receipt of a favorable ruling in litigation of a state tax issue, which resulted in a refund of $15.3 million in state income taxes, plus interest. While the total of this tax benefit that will impact the effective tax rate will be $15.3 million, such impact is not expected to be material in future years because, under regulatory accounting provisions, the tax

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

benefit recorded is being amortized into earnings over the remaining life of property additions that gave rise to the tax benefit. No other material changes in the status of the Company's uncertain tax positions have occurred during any period presented through December 31, 2009.

        The Company recognizes interest accrued related to unrecognized tax benefits within interest expense and recognizes tax penalties within other expenses. The Company has not accrued any significant amount of interest expense related to unrecognized tax benefits or tax penalties in 2009, 2008 or 2007.

9. DERIVATIVE FINANCIAL INSTRUMENTS

        The Company recognizes all derivative instruments as either assets or liabilities in the statement of financial position and measures those instruments at fair value. The Company recognizes changes in the fair value of derivative instruments either in earnings or as a component of other comprehensive income (loss), depending upon the intended use of the derivative and the resulting designation. The fair value of derivative instruments is determined by reference to quoted market prices of listed contracts, published quotations or, for interest rate swaps, discounted cash flow models with independently sourced data.

        Policies and procedures and risk limits are established to control the level of market, credit, liquidity and operational and administrative risks assumed by the Company. SCANA's Board of Directors has delegated to a Risk Management Committee the authority to set risk limits, establish policies and procedures for risk management and measurement, and oversee and review the risk management process and infrastructure for SCANA and each of its subsidiaries. The Risk Management Committee, which is comprised of certain officers, including the Company's Risk Management Officer and senior officers, apprises the Board of Directors with regard to the management of risk and brings to the Board's attention any areas of concern. Written policies define the physical and financial transactions that are approved, as well as the authorization requirements and limits for transactions.

Commodity Derivatives

        The Company uses derivative instruments to hedge forward purchases and sales of natural gas, which create market risks of different types. Instruments designated as cash flow hedges are used to hedge risks associated with fixed price obligations in a volatile market and risks associated with price differentials at different delivery locations. Instruments designated as fair value hedges are used to mitigate exposure to fluctuating market prices created by fixed prices of stored natural gas. The basic types of financial instruments utilized are exchange-traded instruments, such as New York Mercantile Exchange (NYMEX) futures contracts or options, and over-the-counter instruments such as options and swaps, which are typically offered by energy and financial institutions.

        The Company's regulated gas operations (SCE&G and PSNC Energy) hedge natural gas purchasing activities using over-the-counter options and swaps and NYMEX futures and options. SCE&G's tariffs include a PGA clause that provides for the recovery of actual gas costs incurred. The SCPSC has ruled that the results of these hedging activities are to be included in the PGA. As such, the cost of derivatives and gains and losses on such derivatives utilized to hedge gas purchasing activities are recoverable through the weighted average cost of gas calculation. The offset to the change in fair value of these derivatives is recorded as a regulatory asset or liability. PSNC Energy's tariffs also include a provision for the recovery of actual gas costs incurred. PSNC Energy records premiums, transaction fees, margin requirements and any realized gains or losses from its hedging program in deferred accounts as a regulatory asset for the under-recovery of gas costs or as a regulatory liability for the over-recovery of gas costs. These derivative financial instruments utilized by the Company's regulated gas operations are not formally designated as hedges under applicable accounting guidance.

        The unrealized gains and losses on qualifying cash flow hedges of nonregulated operations are deferred in other comprehensive income. When the hedged transactions affect earnings, the previously deferred gains and losses are reclassified from other comprehensive income to cost of gas. The effects of gains or losses resulting from these hedging activities are either offset by the recording of the related hedged transactions or are included in gas sales pricing decisions made by the business unit.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        As an accommodation to certain customers, SCANA Energy Marketing, Inc. (SEMI), as part of its energy management services, offers fixed price supply contracts which are accounted for as derivatives. These sales contracts are offset by the purchase of supply futures and swaps which are also accounted for as derivatives.

Interest Rate Swaps

        The Company uses interest rate swaps to manage interest rate risk on certain debt issuances. These swaps are classified as either fair value hedges or cash flow hedges.

        The Company uses swaps to synthetically convert fixed rate debt to variable rate debt. These swaps are designated as fair value hedges. Prior to 2006, some of these swaps were terminated prior to maturity of the underlying debt instruments. The gains on these terminated swaps are being amortized over the life of the debt they hedged.

        The Company also uses swaps to synthetically convert variable rate debt to fixed rate debt. In addition, in anticipation of the issuance of debt, the Company may use treasury rate lock or forward starting swap agreements which are designated as cash flow hedges. The effective portions of changes in fair value and payments made or received upon termination of such agreements for regulated subsidiaries are recorded in regulatory assets or regulatory liabilities, and for the holding company or nonregulated subsidiaries, are recorded in other comprehensive income. Ineffective portions of changes in fair value are recognized in income.

        The effective portion of settlement payments made or received upon termination are amortized to interest expense over the term of the underlying debt and are classified as a financing activity in the consolidated statements of cash flows.

Quantitative Disclosures Related to Derivatives

        At December 31, 2009, the Company was party to natural gas derivative contracts outstanding in the following quantities:

	Commodity and Other Energy Management Contracts (in dekatherms)
Hedge designation	Gas Distribution	Retail Gas Marketing	Energy Marketing	Total
Cash flow	—	5,390,350	13,915,971	19,306,321
Not designated(a)	6,291,000	160,000	19,007,840	25,458,840

Total(a)	6,291,000	5,550,350	32,923,811	44,765,161

(a)
Includes an aggregate 9,961,000 dekatherms related to basis swap contracts in Retail Gas Marketing and Energy Marketing.

        At December 31, 2009, the Company was party to interest rate swaps designated as fair value hedges with an aggregate notional amount of $559.6 million and was party to interest rate swaps designated as cash flow hedges with an aggregate notional amount of $181.4 million.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        At December 31, 2009, the fair value of energy-related derivatives and interest rate derivatives was reflected in the balance sheet as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Millions of dollars	Balance Sheet Location(b)	Fair Value	Balance Sheet Location(b)	Fair Value
Derivatives designated as hedging instruments
Interest rate contracts	Other deferred debits	$5	Other deferred credits	$14
Commodity contracts	Other current liabilities	1	Other current liabilities	7
			Other deferred credits	2

Total		$6		$23

Derivatives not designated as hedging instruments
Commodity contracts	Prepayments and other	$1
Energy management contracts	Prepayments and other	2	Other current liabilities	$3
	Other current liabilities	2	Other deferred credits	1
	Other deferred debits	1

Total		$6		$4

(b)
Asset derivatives represent unrealized gains to the Company, and liability derivatives represent unrealized losses. In the Company's consolidated balance sheet, unrealized gain and loss positions with the same counterparty are reported as either a net asset or liability.

        The effect of derivative instruments on the statement of income for the year ended December 31, 2009 is as follows:

Derivatives in Fair Value Hedging Relationships

        With regard to the Company's interest rate swaps designated as fair value hedges, the gains on those swaps and the losses on the hedged fixed rate debt are recognized in current earnings and included in interest expense. These gains and losses, combined with the amortization of gains on those swaps that were terminated prior to 2006 as discussed above, resulted in reductions to interest expense of $6.6 million for the year ended December 31, 2009.

Derivatives in Cash Flow Hedging Relationships

	Gain (Loss) Deferred in Regulatory Accounts (Effective Portion)	Gain (Loss) Reclassified from Deferred Accounts into Income (Effective Portion)
Derivatives in Cash Flow Hedging Relationships Millions of dollars
	2009	Location	Amount
Interest rate contracts	$42	Interest expense	$(3)

Total	$42		$(3)

	Gain (Loss) Recognized in OCI, net of tax (Effective Portion)	Gain (Loss) Reclassified from Accumulated OCI into Income, net of tax (Effective Portion)
Derivatives in Cash Flow Hedging Relationships Millions of dollars
	2009	Location	Amount
Interest rate contracts	$9	Interest expense	$(3)
Commodity contracts	(39)	Gas purchased for resale	(67)

Total	$(30)		$(70)

        As of December 31, 2009, the Company expects that during the next 12 months reclassifications from accumulated other comprehensive loss to earnings arising from cash flow hedges will include approximately $3.5 million, net of tax as an increase to gas cost and approximately $3.1 million, net of tax as an increase to

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interest expense, assuming natural gas and financial markets remain at their current levels. As of December 31, 2009, all of the Company's commodity cash flow hedges settle by their terms before the end of 2013.

Derivatives Not Designated as Hedging Instruments Millions of dollars	Gain (Loss) Recognized in Income
	Location	Amount
Commodity contracts	Gas purchased for resale	$(16)

Total		$(16)

Hedge Ineffectiveness

        Other gains (losses) recognized in income representing ineffectiveness on interest rate derivatives designated as cash flow hedges totaled $1.2 million, net of tax, in 2009. These amounts are recorded within interest expense on the statement of income.

Credit Risk Considerations

        Certain of the Company's derivative instruments contain contingent provisions that require the Company to provide collateral upon the occurrence of specific events, primarily credit downgrades. As of December 31, 2009, the Company has posted $17.9 million of collateral related to derivatives with contingent provisions that are in a net liability position. If all of the contingent features underlying these instruments were fully triggered as of December 31, 2009, the Company would be required to post an additional $6.3 million of collateral to its counterparties. The aggregate fair value of all derivative instruments with contingent provisions that are in a net liability position as of December 31, 2009, is $24.2 million.

10. FAIR VALUE MEASUREMENTS, INCLUDING DERIVATIVES

        The Company values available for sale securities using quoted prices from a national stock exchange, such as the NASDAQ, where the securities are actively traded. For commodity derivative assets and liabilities, the Company uses unadjusted NYMEX prices to determine fair value, and considers such measures of fair value to be Level 1 for exchange traded instruments and Level 2 for over-the-counter instruments. The Company's interest rate swap agreements are valued using discounted cash flow models with independently sourced data. Fair value measurements, and the level within the fair value hierarchy in which the measurements fall, were as follows:

	Fair Value Measurements Using
Millions of dollars	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
As of December 31, 2009
Assets — Available for sale securities	$2	$—
Assets — Derivative instruments	1	11
Liabilities — Derivative instruments	—	30
As of December 31, 2008
Assets — Available for sale securities	$2	$—
Assets — Derivative instruments	9	26
Liabilities — Derivative instruments	2	138

        There were no fair value measurements based on significant unobservable inputs (Level 3) for either date presented.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Financial instruments for which the carrying amount may not equal estimated fair value at December 31, 2009 and December 31, 2008 were as follows:

	December 31, 2009		December 31, 2008
Millions of dollars	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Long-term debt	$4,510.9	$4,726.0	$4,505.6	$4,591.7
Preferred stock	—	—	113.8	96.8

        Fair values of long-term debt are based on quoted market prices of the instruments or similar instruments. For debt instruments for which no quoted market prices are available, fair values are based on net present value calculations. Carrying values reflect the fair values of interest rate swaps based on settlement values obtained from counterparties. Early settlement of long-term debt may not be possible or may not be considered prudent.

        The fair value of preferred stock as of December 31, 2008 was estimated using market quotes. At December 31, 2009, all shares of preferred stock had been redeemed. See additional disclosure at Note 7.

        Potential taxes and other expenses that would be incurred in an actual sale or settlement have not been considered.

11. COMMITMENTS AND CONTINGENCIES

A. Nuclear Insurance

        The Price-Anderson Indemnification Act deals with public liability for a nuclear incident and establishes the liability limit for third-party claims associated with any nuclear incident at $12.6 billion. Each reactor licensee is currently liable for up to $117.5 million per reactor owned for each nuclear incident occurring at any reactor in the United States, provided that not more than $17.5 million of the liability per reactor would be assessed per year. SCE&G's maximum assessment, based on its two-thirds ownership of Summer Station, would be $78.3 million per incident, but not more than $11.7 million per year.

        SCE&G currently maintains policies (for itself and on behalf of Santee Cooper, a one-third owner of Summer Station) with Nuclear Electric Insurance Limited. The policies, covering the nuclear facility for property damage, excess property damage and outage costs, permit retrospective assessments under certain conditions to cover insurer's losses. Based on the current annual premium, SCE&G's portion of the retrospective premium assessment would not exceed $14.2 million.

        To the extent that insurable claims for property damage, decontamination, repair and replacement and other costs and expenses arising from a nuclear incident at Summer Station exceed the policy limits of insurance, or to the extent such insurance becomes unavailable in the future, and to the extent that SCE&G rates would not recover the cost of any purchased replacement power, SCE&G will retain the risk of loss as a self-insurer. SCE&G has no reason to anticipate a serious nuclear incident. However, if such an incident were to occur, it likely would have a material adverse impact on the Company's results of operations, cash flows and financial position.

B. Environmental

  SCE&G

        In December 2009 the United States Environmental Protection Agency (EPA) issued a final finding that atmospheric concentrations of greenhouse gasses (GHG) endanger public health and welfare within the meaning of Section 202(a) of the Clean Air Act, as amended (CAA). The rule, which became effective in January 2010, enables the EPA to regulate GHG emissions under the CAA. The EPA has committed to issue new rules regulating such emissions by November 2011. On September 30, 2009, the EPA issued a proposed rule that would require facilities emitting over 25,000 tons of GHG a year (such as SCE&G's generating facilities) to obtain permits demonstrating that they are using the best practices and technologies to minimize GHG emissions. The Company expects that any costs incurred to comply with GHG emission requirements will be recoverable through rates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        In 2005, the EPA issued the Clean Air Interstate Rule (CAIR), which requires the District of Columbia and 28 states, including South Carolina, to reduce nitrogen oxide and sulfur dioxide emissions in order to attain mandated state levels. CAIR set emission limits to be met in two phases beginning in 2009 and 2015, respectively, for nitrogen oxide and beginning in 2010 and 2015, respectively, for sulfur dioxide. Numerous states, environmental organizations, industry groups and individual companies challenged the rule, seeking a change in the method CAIR used to allocate sulfur dioxide emission allowances. On December 23, 2008, the United States Court of Appeals for the District of Columbia Circuit remanded the rule but did not vacate it. Prior to the Court of Appeals' decision, SCE&G and GENCO had determined that additional air quality controls would be needed to meet the CAIR requirements. SCE&G has completed the installation of selective catalytic reactor (SCR) technology at Cope Station for nitrogen oxide reduction and GENCO has completed installation of a wet limestone scrubber at Williams Station for sulfur dioxide reduction. SCE&G also is installing a wet limestone scrubber at Wateree Station. The Company expects to incur capital expenditures totaling approximately $559 million through 2010 for these scrubber projects. The Company cannot predict when the EPA will issue a revised rule or what impact the rule will have on SCE&G and GENCO. Any costs incurred to comply with this rule or other rules issued by the EPA in the future are expected to be recoverable through rates.

        In 2005 the EPA issued the Clean Air Mercury Rule (CAMR) which established a mercury emissions cap and trade program for coal-fired power plants. Numerous parties challenged the rule. On February 8, 2008, the United States Circuit Court for the District of Columbia vacated the rule for electric utility steam generating units. The Company expects the EPA will issue a new rule on mercury emissions but cannot predict when such a rule will be issued or what requirements it will impose.

        SCE&G has been named, along with 53 others, by the EPA as a potentially responsible party (PRP) at the Alternate Energy Resources, Inc. (AER) Superfund site located in Augusta, Georgia. The EPA placed the site on the National Priorities List in April 2006. AER conducted hazardous waste storage and treatment operations from 1975 to 2000, when the site was abandoned. While operational, AER processed fuels from waste oils, treated industrial coolants and oil/water emulsions, recycled solvents and blended hazardous waste fuels. During that time, SCE&G occasionally used AER for the processing of waste solvents, oily rags and oily wastewater. The EPA and the State of Georgia have documented that a release or releases have occurred at the site leading to contamination of groundwater, surface water and soils. The EPA and the State of Georgia have conducted a preliminary assessment and site inspection. The PRPs funded a Remedial Investigation and Risk Assessment which was completed and approved by the EPA and funded a Feasibility Study that is expected to be completed in 2010. The site has not been remediated nor has a clean-up cost been estimated. Although a basis for the allocation of clean-up costs among the PRPs is unclear, SCE&G does not believe that its involvement at this site would result in an allocation of costs that would have a material adverse impact on its results of operations, cash flows or financial condition. Any cost allocated to SCE&G arising from the remediation of this site, net of insurance recovery, is expected to be recoverable through rates.

        SCE&G maintains an environmental assessment program to identify and evaluate its current and former operations sites that could require environmental clean-up. As site assessments are initiated, estimates are made of the amount of expenditures, if any, deemed necessary to investigate and remediate each site. These estimates are refined as additional information becomes available; therefore, actual expenditures could differ significantly from the original estimates. Amounts estimated and accrued to date for site assessments and clean-up relate solely to regulated operations. SCE&G defers site assessment and cleanup costs and recovers them through rates (see Note 1).

        SCE&G is responsible for four decommissioned MGP sites in South Carolina which contain residues of by-product chemicals. These sites are in various stages of investigation, remediation and monitoring under work plans approved by the South Carolina Department of Health and Environmental Control. SCE&G anticipates that major remediation activities at these sites will continue until 2012 and will cost an additional $7.7 million. In addition, the National Park Service of the Department of the Interior has made an initial demand to SCE&G for payment of $9.1 million for certain costs and damages relating to the MGP site in Charleston, South Carolina. SCE&G expects to recover any cost arising from the remediation of these four sites, net of insurance recovery,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

through rates. At December 31, 2009, deferred amounts, net of amounts previously recovered through rates and insurance settlements, totaled $19.4 million.

  PSNC Energy

        PSNC Energy is responsible for environmental clean-up at five sites in North Carolina on which MGP residuals are present or suspected. PSNC Energy's actual remediation costs for these sites will depend on a number of factors, such as actual site conditions, third-party claims and recoveries from other PRPs. PSNC Energy has recorded a liability and associated regulatory asset of $4.4 million, which reflects its estimated remaining liability at December 31, 2009. PSNC Energy expects to recover through rates any costs, allocable to PSNC Energy arising from the remediation of these sites.

C. Claims and Litigation

        In May 2004, a purported class action lawsuit currently styled as Douglas E. Gressette, and Mark Rudd and on behalf of other persons similarly situated v. South Carolina Electric & Gas Company and SCANA Communications, Inc. was filed in South Carolina's Circuit Court of Common Pleas for the Ninth Judicial Circuit. The plaintiff alleges that SCE&G made improper use of certain electric transmission easements and rights-of-way by allowing fiber optic communication lines and/or wireless communication equipment to transmit communications other than SCE&G's electricity-related internal communications. The plaintiff asserted causes of action for unjust enrichment, trespass, injunction and declaratory judgment, but did not assert a specific dollar amount for the claims. SCE&G believes its actions are consistent with governing law and the applicable documents granting easements and rights-of-way. In June 2007, the Circuit Court issued a ruling that limits the plaintiff's purported class to easement grantors situated in Charleston County, South Carolina. In February 2008, the Circuit Court issued an order to conditionally certify the class, which remains limited to easements in Charleston County. In July 2008, the plaintiff's motion to add SCI to the lawsuit as an additional defendant was granted. Trial is not anticipated before the summer of 2010. SCE&G and SCI will continue to mount a vigorous defense and believe that the resolution of these claims will not have a material adverse impact on their results of operations, cash flows or financial condition.

        The Company is also engaged in various other claims and litigation incidental to its business operations which management anticipates will be resolved without a material adverse impact on the Company's results of operations, cash flows or financial condition.

D. Nuclear Generation

        In 2008, SCE&G and Santee Cooper entered into a contractual agreement for the design and construction of two 1,117-megawatt nuclear electric generation units at the site of Summer Station. SCE&G and Santee Cooper will be joint owners and share operating costs and generation output of the units, with SCE&G responsible for 55 percent of the cost and receiving 55 percent of the output, and Santee Cooper responsible for and receiving the remaining 45 percent. Assuming timely receipt of federal approvals and construction proceeding as scheduled, the first unit is expected to be completed and in service in 2016, and the second in 2019. SCE&G's share of the estimated cash outlays (future value) totals $6.0 billion for plant costs and related transmission infrastructure costs, and is projected based on historical one-year and five-year escalation rates as required by the SCPSC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

E. Operating Lease Commitments

        The Company is obligated under various operating leases with respect to office space, furniture and equipment. Leases expire at various dates through 2051. Rent expense totaled approximately $23.7 million in 2009, $13.5 million in 2008 and $19.0 million in 2007. Future minimum rental payments under such leases are as follows:

Millions of dollars
2010	$12
2011	10
2012	9
2013	8
2014	3
Thereafter	12

Total	$54

F. Purchase Commitments

        The Company is obligated for purchase commitments that expire at various dates through 2034. Amounts expended under forward contracts for natural gas purchases, gas transportation capacity agreements, coal supply contracts, nuclear fuel contracts, construction projects and other commitments totaled $1.7 billion in 2009, $2.8 billion in 2008 and $2.3 billion in 2007. Future payments under such purchase commitments are as follows:

Millions of dollars
2010	$723
2011	914
2012	1,366
2013	1,402
2014	1,088
Thereafter	2,112

Total	$7,605

        Forward contracts for natural gas purchases include customary "make-whole" or default provisions, but are not considered to be "take-or-pay" contracts.

G. Guarantees

        The Company issues guarantees on behalf of its consolidated subsidiaries to facilitate commercial transactions with third parties. These guarantees are in the form of performance guarantees, primarily for the purchase and transportation of natural gas, standby letters of credit issued by financial institutions and credit support for certain tax-exempt bond issues. The Company is not required to recognize a liability for guarantees issued on behalf of its subsidiaries unless it becomes probable that performance under the guarantees will be required. The Company believes the likelihood that it would be required to perform or otherwise incur any losses associated with these guarantees is remote; therefore, no liability for these guarantees has been recognized. To the extent that a liability subject to a guarantee has been incurred, the liability is included in the consolidated financial statements. At December 31, 2009, the maximum future payments (undiscounted) that the Company could be required to make under guarantees totaled $1.3 billion.

H. Asset Retirement Obligations

        The Company recognizes a liability for the fair value of an ARO when incurred if the fair value of the liability can be reasonably estimated. Uncertainty about the timing or method of settlement of a conditional ARO is factored into the measurement of the liability when sufficient information exists, but such uncertainty is not a basis upon which to avoid liability recognition.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The legal obligations associated with the retirement of long-lived tangible assets that results from their acquisition, construction, development and normal operation relate primarily to the Company's regulated utility operations. As of December 31, 2009, the Company has recorded an ARO of approximately $111 million for nuclear plant decommissioning (see Note 1G) and an ARO of approximately $366 million for other conditional obligations related to generation, transmission and distribution properties, including gas pipelines. All of the amounts recorded are based upon estimates which are subject to varying degrees of imprecision, particularly since such payments will be made many years in the future.

        A reconciliation of the beginning and ending aggregate carrying amount of asset retirement obligations is as follows:

Millions of dollars	2009	2008
Beginning balance	$458	$307
Liabilities incurred	1	1
Liabilities settled	(1)	(2)
Accretion expense	24	17
Revisions in estimated cash flows	(5)	135

Ending Balance	$477	$458

        Revisions in estimated cash flows in 2008 primarily related to the expectation of higher costs associated with coal ash disposal than had been assumed in the 2007 cash flow analysis.

12. SEGMENT OF BUSINESS INFORMATION

        The Company's reportable segments are described below. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company records intersegment sales and transfers of electricity and gas based on rates established by the appropriate regulatory authority. Nonregulated sales and transfers are recorded at current market prices.

        Electric Operations is primarily engaged in the generation, transmission and distribution of electricity, and is regulated by the SCPSC and FERC.

        Gas Distribution, comprised of the local distribution operations of SCE&G and PSNC Energy, is engaged in the purchase and sale, primarily at retail, of natural gas. SCE&G and PSNC Energy are regulated by the SCPSC and the NCUC, respectively.

        Gas Transmission is comprised of CGT which operates as an open access, transportation-only pipeline company regulated by FERC.

        Retail Gas Marketing markets natural gas in Georgia and is regulated as a marketer by the GPSC. Energy Marketing markets natural gas to industrial and large commercial customers and municipalities, primarily in the Southeast.

        All Other is comprised of other direct and indirect wholly-owned subsidiaries of the Company. These subsidiaries conduct nonregulated operations in energy-related and telecommunications industries. None of these subsidiaries met the quantitative thresholds for determining reportable segments during any period reported.

        The Company's regulated reportable segments share a similar regulatory environment and, in some cases, overlapping service areas. However, Electric Operations' product differs from the other segments, as does its generation process and method of distribution. The gas segments differ from each other in their regulatory environment, the class of customers each serves and the marketing strategies resulting from those differences. The marketing segments differ from each other in their respective markets and customer type.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Disclosure of Reportable Segments (Millions of dollars)

	Electric Operations	Gas Distribution	Gas Transmission	Retail Gas Marketing	Energy Marketing	All Other	Adjustments/ Eliminations	Consolidated Total
2009
Customer Revenue	$2,141	$948	$10	$522	$616	$27	$(27)	$4,237
Intersegment Revenue	8	1	41	—	161	375	(586)	—
Operating Income	504	132	19	n/a	n/a	—	44	699
Interest Expense	15	21	4	—	—	—	193	233
Depreciation and Amortization	244	61	7	4	—	21	(21)	316
Income Tax Expense	—	28	6	15	2	3	113	167
Income Available to Common Shareholders	n/a	n/a	n/a	24	3	(12)	333	348
Segment Assets	7, 312	2,040	259	183	99	946	1,255	12,094
Expenditures for Assets	817	76	10	—	1	120	(110)	914
Deferred Tax Assets	—	10	17	8	6	2	(43)	—
2008
Customer Revenue	$2,236	$1,237	$9	$632	$1,205	$36	$(36)	$5,319
Intersegment Revenue	12	1	40	—	279	368	(700)	—
Operating Income	523	120	16	n/a	n/a	—	51	710
Interest Expense	15	23	5	1	—	—	183	227
Depreciation and Amortization	254	57	6	2	—	17	(17)	319
Income Tax Expense	3	25	5	20	1	3	132	189
Income Available to Common Shareholders	n/a	n/a	n/a	33	2	(6)	317	346
Segment Assets	6,602	2,074	296	201	139	995	1,195	11,502
Expenditures for Assets	859	146	11	—	3	72	(187)	904
Deferred Tax Assets	4	7	18	7	23	2	(38)	23
2007
Customer Revenue	$1,954	$1,096	$9	$584	$978	$29	$(29)	$4,621
Intersegment Revenue	7	1	40	—	203	340	(591)	—
Operating Income	464	111	18	n/a	n/a	—	40	633
Interest Expense	16	26	6	1	—	—	157	206
Depreciation and Amortization	258	56	7	3	—	17	(17)	324
Income Tax Expense	3	20	8	16	2	5	86	140
Income Available to Common Shareholders	n/a	n/a	n/a	28	3	(18)	307	320
Segment Assets	5,925	1,956	356	188	123	1,112	505	10,165
Expenditures for Assets	540	154	10	—	2	9	10	725
Deferred Tax Assets	4	8	19	6	6	1	(35)	9

        Management uses operating income to measure segment profitability for SCE&G and other regulated operations and evaluates utility plant, net, for segments attributable to SCE&G. As a result, SCE&G does not allocate interest charges, income tax expense or assets other than utility plant to its segments. For nonregulated operations, management uses income available to common shareholders as the measure of segment profitability and evaluates total assets for financial position. Interest income is not reported by segment and is not material. The Company's deferred tax assets are netted with deferred tax liabilities for reporting purposes.

        The consolidated financial statements report operating revenues which are comprised of the energy-related reportable segments. Revenues from non-reportable segments are included in Other Income. Therefore the adjustments to total operating revenues remove revenues from non-reportable segments. Adjustments to Income Available to Common Shareholders consist of SCE&G's unallocated income available to common shareholders of SCANA Corporation.

        Segment Assets include utility plant, net for SCE&G's Electric Operations and Gas Distribution, and all assets for PSNC Energy and the remaining segments. As a result, adjustments to assets include non-utility plant and non-fixed assets for SCE&G.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Adjustments to Interest Expense, Income Tax Expense, Expenditures for Assets and Deferred Tax Assets include primarily the totals from SCANA or SCE&G that are not allocated to the segments. Interest Expense is also adjusted to eliminate charges between affiliates. Adjustments to Depreciation and Amortization consist of non-reportable segment expenses, which are not included in the depreciation and amortization reported on a consolidated basis. Expenditures for Assets are adjusted for AFC and revisions to estimated cash flows related to asset retirement obligations. Deferred Tax Assets are adjusted to net them against deferred tax liabilities on a consolidated basis.

13. QUARTERLY FINANCIAL DATA (UNAUDITED)

2009 Millions of dollars, except per share amounts	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Annual
Total operating revenues	$1,343	$878	$921	$1,095	$4,237
Operating income	223	125	175	176	699
Income available to common shareholders	114	55	103	76	348
Basic and diluted earnings per share	.94	.45	.84	.62	2.85
2008 Millions of dollars, except per share amounts
Total operating revenues	$1,533	$1,218	$1,266	$1,302	$5,319
Operating income	213	131	189	177	710
Income available to common shareholders	109	57	94	86	346
Basic and diluted earnings per share	.94	.48	.80	.73	2.95

MANAGEMENT REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

        The management of SCANA Corporation (SCANA) is responsible for establishing and maintaining adequate internal control over financial reporting. SCANA's internal control system was designed by or under the supervision of SCANA's management, including the Chief Executive Officer (CEO) and Chief Financial Officer (CFO), to provide reasonable assurance to SCANA's management and board of directors regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

        All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, the effectiveness of the internal control over financial reporting may deteriorate in future periods due to either changes in conditions or declining levels of compliance with policies or procedures.

        SCANA's management assessed the effectiveness of SCANA's internal control over financial reporting as of December 31, 2009. In making this assessment, SCANA used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework. Based on this assessment, SCANA's management believes that, as of December 31, 2009, internal control over financial reporting is effective based on those criteria.

        SCANA's independent registered public accounting firm has issued a report on SCANA's internal control over financial reporting. This report follows.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INTERNAL CONTROL OVER FINANCIAL REPORTING

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
SCANA Corporation
Cayce, South Carolina

        We have audited the internal control over financial reporting of SCANA Corporation and subsidiaries (the "Company") as of December 31, 2009, based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed by, or under the supervision of, the company's principal executive and principal financial officers, or persons performing similar functions, and effected by the company's board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements as of and for the year ended December 31, 2009 of the Company and our report dated March 1, 2010 expressed an unqualified opinion on those financial statements.

Charlotte, North Carolina
March 1, 2010

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

COMMON STOCK INFORMATION

        Price Range (New York Stock Exchange Composite Listing):

	2009				2008
	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
High	$38.64	$36.39	$32.70	$36.89	$40.24	$44.06	$41.32	$42.70
Low	$33.59	$31.68	$28.21	$26.01	$27.75	$35.02	$36.60	$35.83

DIVIDENDS PER SHARE

        SCANA declared quarterly dividends on its common stock of $.47 per share in 2009 and $.46 per share in 2008.

        SCANA common stock trades on The New York Stock Exchange, using the ticker symbol SCG. Newspaper stock listings use the name SCANA. At February 20, 2010 there were 123,878,780 shares of SCANA Common Stock outstanding which were held by approximately 31,112 shareholders of record.

        On February 19, 2010 the closing price of SCANA common stock on the New York Stock Exchange was $36.25.

        For a discussion of provisions that could limit the payment of cash dividends, see Financing Limits and Related Matters in Management's Discussion and Analysis of Financial Condition and Results of Operations and Note 6 to the consolidated financial statements.

PERFORMANCE GRAPH

        The line graphs that follow compare the cumulative total shareholder return (TSR) on our common stock over five and three year periods, assuming reinvestment of dividends, with the S&P Utilities Index, the S&P 500 Index and a group of peer utility industry issuers. We include the peer group index in the performance graphs because we measure our TSR against this peer group index to determine whether certain performance share goals under the Long-Term Equity Compensation Plan have been met. The returns for each issuer in the peer group are weighted according to the respective issuer's stock market capitalization at the beginning of each period.

        The companies in the 2009 peer group index are listed in "Compensation Discussion and Analysis—Long-Term Equity Compensation Plan—Performance Criteria for the 2008-2010 Performance Share Awards and Earned Awards for the 2008 and 2009 Performance Periods" on page 31.

        We periodically review and update our peer groups, which are provided to us by our compensation consultant, and the peer groups may differ from one period to the next because certain companies may no longer meet the compensation consultant's requirements for inclusion (for example a change in revenues may cause a company to no longer qualify for inclusion). In addition, we may also request that our compensation consultant include or exclude a particular company if we have information that such a change would be appropriate.

        The information set forth in this Performance Graph Section shall not be deemed to be filed with the Securities and Exchange Commission or incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically incorporated by reference therein.

Five-Year Cumulative Total Shareholder Return
December 31, 2004 Through December 31, 2009

Date	SCANA Corporation	2009 Peer Group	S&P Utilities	S&P 500
12/31/04	$100.00	$100.00	$100.00	$100.00
12/31/05	$103.85	$114.83	$116.72	$104.90
12/31/06	$111.73	$138.92	$141.18	$121.43
12/31/07	$121.06	$162.57	$168.70	$128.09
12/31/08	$107.43	$119.92	$119.90	$80.77
12/31/09	$120.17	$131.97	$134.06	$102.08

Three-Year Cumulative Total Shareholder Return
December 31, 2006 Through December 31, 2009

Date	SCANA Corporation	2009 Peer Group	S&P Utilities	S&P 500
12/31/06	$100.00	$100.00	$100.00	$100.00
12/31/07	$108.35	$117.02	$119.49	$105.48
12/31/08	$96.15	$86.33	$84.92	$66.52
12/31/09	$107.55	$95.00	$94.95	$84.07

EXECUTIVE OFFICERS OF SCANA CORPORATION

        The executive officers are elected at the annual meeting of the Board of Directors, held immediately after the annual meeting of shareholders, and hold office until the next such annual meeting, unless (1) a resignation is submitted, (2) the Board of Directors shall otherwise determine or (3) as provided in the By-laws of SCANA. Positions held are for SCANA and all subsidiaries unless otherwise indicated.

Name	Age	Positions Held During Past Five Years	Dates
William B. Timmerman	63	Chairman of the Board, President and Chief Executive Officer	*-present
Jimmy E. Addison	49	Senior Vice President and Chief Financial Officer Vice President — Finance	2006-present *-2006
George J. Bullwinkel	61	President and Chief Operating Officer — SEMI, SCI and ServiceCare	*-present
Sarena D. Burch	52
Senior Vice President — Fuel Procurement and Asset Management — SCE&G and PSNC Energy
		Senior Vice President — Fuel Procurement and Asset Management — South Carolina Pipeline Corporation, predecessor to CGT	*-present *-2006
Stephen A. Byrne	50	Executive Vice President — Generation, Nuclear and Fossil Hydro — SCE&G Senior Vice President — Generation, Nuclear and Fossil Hydro — SCE&G	2009-present *-2009
Paul V. Fant	56	President and Chief Operating Officer — CGT Senior Vice President — SCANA Senior Vice President — Transmission Services — SCE&G	*-present 2008-present *-2007
Ronald T. Lindsay	59
Senior Vice President, General Counsel and Assistant Secretary
Executive Vice President, General Counsel and Secretary of Bowater Incorporated, Greenville, South Carolina
		Senior Vice President, General Counsel and Secretary of Bowater Incorporated	2009-present 2006-2008 *-2006
Kevin B. Marsh	54	President and Chief Operating Officer — SCE&G Senior Vice President and Chief Financial Officer	2006-present *-2006
Charles B. McFadden	65	Senior Vice President-Governmental Affairs and Economic Development — SCANA Services	*-present
*
Indicates position held at least since March 1, 2005.

        Director biographical information can be found at pages 5-7 of the Proxy Statement.

CERTIFICATIONS

        Following the 2009 Annual Meeting, SCANA submitted to the New York Stock Exchange (NYSE) the certification of the Chief Executive Officer required by Section 303A.12(a) of the NYSE Listed Company Manual. On March 1, 2010, SCANA filed with the Securities and Exchange Commission its Form 10-K which included, as Exhibits 31.01 and 31.02, the required Principal Executive Officer and Principal Financial Officer Sarbanes Oxley Section 302 Certifications.

SCANA Corporation
220 Operation Way
Cayce, SC 29033
www.scana.com

Printed on Recycled Paper

ACCT #: ADMISSION TICKET SCANA CORPORATION Annual Meeting of Shareholders To vote, mark an ‘X’ in the appropriate box. May 6, 2010 1. For ALL Nominees Withhold Authority SCANA CORPORATION For ALL EXCEPT the Following: Annual Meeting of Shareholders Write number(s) of nominee(s) PLEASE MARK VOTE May 6, 2010 Voting Instructions for Proposals 1, 2 and 3 To vote for all nominees, mark the ‘‘For All Nominees’’ box. To withhold voting for all nominees, mark 2. For Against Abstain  the ‘‘Withhold Authority’’ box. To withhold voting for a particular nominee, mark the ‘‘For All Except’’ 3. For Against Abstain 8:00 A.M. Registration and Refreshments box and enter the number(s) corresponding with the exception(s) in the space provided. Your shares will be voted for the remaining nominees. 9:00 A.M. Meeting Begins Dated , 2010 THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF ALL NOMINEES AS Leaside DIRECTORS AND ‘‘FOR’’ PROPOSALS 2 AND 3. Sign here exactly as name(s) appears on this card. 100 East Exchange Place X 1. Election of Class II Nominees — 01- Joshua W. Martin, III Columbia, SC 29209 Term Expires 2013 02- James M. Micali X 03- Harold C. Stowe SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS AS SET FORTH ABOVE. 2. Approval of Amended and Restated Long-Term Equity Compensation Plan IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ‘‘FOR’’ THE ELECTION OF ALL NOMINEES AS DIRECTORS AND 3. Approval of Appointment of Independent Registered Public Accounting Firm ‘‘FOR’’ PROPOSALS 2 AND 3. I will attend the Annual Meeting of Shareholders on May 6, 2010 DETACH DETACH DETACH DETACH

9MAR201012295449 INSTRUCTIONS FOR VOTING YOUR PROXY SCANA CORPORATION Annual Meeting of Shareholders SCANA offers shareholders three methods of voting this proxy: May 6, 2010   By Telephone (using a touch-tone telephone)   By Internet (using a browser) FORM OF PROXY   By Mail (using the attached proxy card and postage-paid envelope) SCANA CORPORATION Your telephone or Internet vote authorizes the named proxies to vote your shares in the same Proxy Solicited on Behalf of manner as if you had returned your proxy card. We encourage you to use these Board of Directors cost-effective and convenient methods of voting, 24 hours a day, 7 days a week. The undersigned hereby appoints W.B. TELEPHONE VOTING Available until 5:00 p.m. Eastern Daylight Time on May 5, 2010 Timmerman and J.E. Addison, or either of them, as proxies with full power of substitution, to vote DIRECTIONS TO LEASIDE   This method of voting is available for residents of the U.S. and Canada all shares of SCANA Corporation common stock FROM CHARLOTTE: in the undersigned’s name on the books of the   Take I-77 South to Exit 9-A (Garners Ferry Road).   On a touch-tone telephone, call TOLL FREE 1-866-586-3114, 24 hours a day, 7 days a week Company, at the Annual Meeting of Shareholders   Follow the exit onto Garners Ferry Road under I-77. East Exchange on May 6, 2010, and at any adjournment thereof, Place is the first right turn off Garners Ferry Road immediately past Jim   In order to vote via telephone, have the voting form in hand, call the number above and Hudson Automotive Company. as instructed on the reverse hereof and in their follow the instructions   Follow to Leaside at end of East Exchange Place. The parking lot is discretion upon all other matters which may located in front of the building.   Your vote will be confirmed and cast as you directed properly be presented for consideration at said FROM CHARLESTON: meeting.   Take I-26 to I-77 North toward Charlotte.   Take Exit 9A and turn right at traffic light onto Garners Ferry Road. East INTERNET VOTING Available until 5:00 p.m. Eastern Daylight Time on May 5, 2010 Please vote your proxy today, using one of the Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company. three convenient voting methods.   Visit the Internet voting website at http://www.proxypush.com/scg   Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building.   In order to vote online, have the voting form in hand, go to the website listed above and FROM GREENVILLE:   Take I-26 East toward Columbia/Charleston follow the instructions   Take Exit 116 onto I-77 North toward Charlotte.   Take Exit 9A and turn right at traffic light onto Garners Ferry Road. East   Your vote will be confirmed and cast as you directed Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company.   You will incur only your usual Internet charges   Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building. FROM DOWNTOWN (COLUMBIA): VOTING BY MAIL   Take US 378/76 East (Devine Street/Garners Ferry Road) past the Veterans Administration Hospital and under I-77 overpass. East Exchange Place is the first right turn off Garners Ferry Road immediately   Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope past Jim Hudson Automotive Company.   Follow to Leaside at the end of East Exchange Place. The parking lot is   If you are voting by telephone or through the Internet, please do not return your proxy card located in front of the building.

ACCT #: ADMISSION TICKET SCANA CORPORATION To vote, mark an ‘X’ in the appropriate box. Annual Meeting of Shareholders May 6, 2010 1. For ALL Nominees Withhold Authority SCANA CORPORATION For ALL EXCEPT the Following: Annual Meeting of Shareholders Write number(s) of nominee(s) PLEASE MARK VOTE May 6, 2010 Voting Instructions for Proposals 1, 2 and 3 To vote for all nominees, mark the ‘‘For All Nominees’’ box. To withhold voting for all nominees, mark 2. For Against Abstain the ‘‘Withhold Authority’’ box. To withhold voting for a particular nominee, mark the ‘‘For All Except’’ 3. For Against Abstain 8:00 A.M. Registration and Refreshments box and enter the number(s) corresponding with the exception(s) in the space provided. Your shares will be voted for the remaining nominees. 9:00 A.M. Meeting Begins Dated , 2010 THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF ALL NOMINEES AS Leaside DIRECTORS AND ‘‘FOR’’ PROPOSALS 2 AND 3. Sign here exactly as name appears on this card. 100 East Exchange Place X 1. Election of Class II Nominees — 01- Joshua W. Martin, III Columbia, SC 29209 Term Expires 2013 02- James M. Micali SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR 03- Harold C. Stowe INSTRUCTIONS AS SET FORTH ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES 2. Approval of Amended and Restated Long-Term Equity Compensation Plan REPRESENTED BY THIS PROXY WILL BE VOTED ‘‘FOR’’ THE ELECTION OF ALL NOMINEES AS DIRECTORS AND ‘‘FOR’’ PROPOSALS 2 AND 3. 3. Approval of Appointment of Independent Registered Public Accounting Firm I will attend the Annual Meeting of Shareholders on May 6, 2010 DETACH DETACH DETACH DETACH

INSTRUCTIONS FOR VOTING YOUR PROXY SCANA CORPORATION Annual Meeting of Shareholders SCANA offers shareholders three methods of voting this proxy: May 6, 2010  By Telephone (using a touch-tone telephone)  By Internet (using a browser) FORM OF PROXY  By Mail (using the attached proxy card and postage-paid envelope) SCANA CORPORATION Your telephone or Internet vote authorizes the named proxies to vote your shares in the same Proxy Solicited on Behalf of manner as if you had returned your proxy card. We encourage you to use these Board of Directors cost-effective and convenient methods of voting, 24 hours a day, 7 days a week. The undersigned hereby appoints W.B. TELEPHONE VOTING Available until 5:00 p.m. Eastern Daylight Time on May 4, 2010 Timmerman and J.E. Addison, or either of them, as proxies with full power of substitution, to vote  This method of voting is available for residents of the U.S. and Canada DIRECTIONS TO LEASIDE all shares of SCANA Corporation common stock FROM CHARLOTTE: in the undersigned’s name on the books of the  On a touch-tone telephone, call TOLL FREE 1-866-586-3114, 24 hours a day, 7 days a week  Take I-77 South to Exit 9-A (Garners Ferry Road). Company, at the Annual Meeting of Shareholders  Follow the exit onto Garners Ferry Road under I-77. East Exchange on May 6, 2010, and at any adjournment thereof,  In order to vote via telephone, have the voting form in hand, call the number above and Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company. as instructed on the reverse hereof and in their follow the instructions  Follow to Leaside at end of East Exchange Place. The parking lot is discretion upon all other matters which may located in front of the building.  Your vote will be confirmed and cast as you directed properly be presented for consideration at said FROM CHARLESTON: meeting.  Take I-26 to I-77 North toward Charlotte.  Take Exit 9A and turn right at traffic light onto Garners Ferry Road. East INTERNET VOTING Available until 5:00 p.m. Eastern Daylight Time on May 4, 2010 Please vote your proxy today, using one of the Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company. three convenient voting methods.  Visit the Internet voting website at http://www.proxypush.com/scg  Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building.  In order to vote online, have the voting form in hand, go to the website listed above and FROM GREENVILLE: follow the instructions  Take I-26 East toward Columbia/Charleston  Take Exit 116 onto I-77 North toward Charlotte.  Your vote will be confirmed and cast as you directed  Take Exit 9A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately  You will incur only your usual Internet charges past Jim Hudson Automotive Company.  Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building. VOTING BY MAIL FROM DOWNTOWN (COLUMBIA):  Take US 378/76 East (Devine Street/Garners Ferry Road) past the Veterans Administration Hospital and under I-77 overpass. East  Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company.  If you are voting by telephone or through the Internet, please do not return your proxy card  Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

ADMISSION TICKET SCANA CORPORATION To vote, mark an ‘X’ in the appropriate box. Annual Meeting of Shareholders 1. For ALL Nominees May 6, 2010 Withhold Authority For ALL EXCEPT the Following: SCANA CORPORATION Write number(s) of nominee(s) Annual Meeting of Shareholders PLEASE MARK VOTE May 6, 2010 Voting Instructions for Proposals 1, 2 and 3 2. For Against Abstain To vote for all nominees, mark the ‘‘For All Nominees’’ box. To withhold voting for all nominees, mark 3. For Against Abstain the ‘‘Withhold Authority’’ box. To withhold voting for a particular nominee, mark the ‘‘For All Except’’ 8:00 A.M. Registration and Refreshments box and enter the number(s) corresponding with the exception(s) in the space provided. Your shares will be voted for the remaining nominees. Dated , 2010 9:00 A.M. Meeting Begins THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE ELECTION OF ALL NOMINEES AS Sign here exactly as name appears on Leaside DIRECTORS AND ‘‘FOR’’ PROPOSALS 2 AND 3. this card. 100 East Exchange Place X 1. Election of Class II Nominees — 01- Joshua W. Martin, III SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR Columbia, SC 29209 Term Expires 2013 02- James M. Micali INSTRUCTIONS AS SET FORTH ABOVE. 03- Harold C. Stowe IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ‘‘FOR’’ 2. Approval of Amended and Restated Long-Term Equity Compensation Plan THE ELECTION OF ALL NOMINEES AS DIRECTORS AND ‘‘FOR’’ PROPOSALS 2 AND 3. 3. Approval of Appointment of Independent Registered Public Accounting Firm I will attend the Annual Meeting of Shareholders on May 6, 2010 RS DETACH DETACH DETACH DETACH

Intentionally Left Blank SCANA CORPORATION Annual Meeting of Shareholders May 6, 2010 FORM OF PROXY SCANA CORPORATION Proxy Solicited on Behalf of Board of Directors The undersigned hereby appoints W.B. Timmerman and J.E. Addison, or either of them, DIRECTIONS TO LEASIDE as proxies with full power of substitution, to vote FROM CHARLOTTE: all shares of SCANA Corporation common stock  Take I-77 South to Exit 9-A (Garners Ferry Road). in the undersigned’s name on the books of the  Follow the exit onto Garners Ferry Road under I-77. East Exchange Company, at the Annual Meeting of Shareholders Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company. on May 6, 2010, and at any adjournment thereof,  Follow to Leaside at end of East Exchange Place. The parking lot is as instructed on the reverse hereof and in their located in front of the building. discretion upon all other matters which may FROM CHARLESTON: properly be presented for consideration at said  Take I-26 to I-77 North toward Charlotte. meeting.  Take Exit 9A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company.  Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building. FROM GREENVILLE:  Take I-26 East toward Columbia/Charleston.  Take Exit 116 onto I-77 North toward Charlotte.  Take Exit 9A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company.  Follow to Leaside at end of East Exchange Place. The parking lot is located in front of the building. FROM DOWNTOWN (COLUMBIA):  Take US 378/76 East (Devine Street/Garners Ferry Road) past the Veterans Administration Hospital and under I-77 overpass. East Exchange Place is the first right turn off Garners Ferry Road immediately past Jim Hudson Automotive Company.  Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.